[LOGO] American Funds

                          AMERICAN PERFORMANCE FUNDS

                    The Right Fit For Your Investment Goals

[LOGO] American Funds


                                 ANNUAL REPORT

                                August 31, 2002

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GLOSSARY OF TERMS

The Growth of $10,000 investment charts represent a hypothetical investment in the indicated share class versus a similar investment in the Fund's benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Balanced Funds Average is comprised of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Intermediate Municipal Debt Funds Average is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Growth Funds Average is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.
Price-to-Book Ratio - The ratio of price-to-book value gives an investor an idea about the relationship between the stock's price and the company's underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.
Price-to-Earnings Ratio - A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER


Dear Shareholders:

We are pleased to provide you with this annual report for the American Performance Funds. You will find comments from your portfolio manager regarding your Fund's investment strategy and performance for the one-year period ended August 31, 2002.

Market climate teaches important lesson

Again, the financial markets demonstrated that discipline and patience are essential ingredients to a successful long-term investment plan. Clearly, the first two years of the new millennium have not been kind to equity investors. A struggling economy, sluggish capital spending, the war on terrorism, questionable stock valuations, sagging corporate earnings and corporate accountability issues all weighed heavily on the stock market. At the same time, the factors that scared investors away from stocks lured them into bonds. Investors found a safe haven among fixed income securities, particularly those of higher quality.

Interestingly, the current situation represents a reversal from the climate of the late 1990s, when stocks were soaring and bonds were slumping. These opposing scenarios underscore the importance of investing in a mix of stocks, bonds and cash, so your portfolio is prepared for whatever the financial markets have in store. The key is to develop an asset allocation strategy tailored to your long-term goals, return expectations, and stick to that plan for the long haul, while rebalancing your investments as needed. Your short-term performance may fluctuate, but over time, such a risk-managed approach should smooth out your returns.

Companies look to rebuild confidence

Of the barrage of negative events that challenged investor confidence during the fiscal year, none may have been as significant as the incidents of corporate accounting fraud and mismanagement. Although it may take some time for investors to reach their prior level of assurance in corporate America, the Securities and Exchange Commission took an important step toward rebuilding confidence with its August 14, 2002, deadline for CEOs to certify their firms' financial results. Clearly, this is not a magical solution, but it is a significant action designed to foster long-term confidence in corporate reporting.

Signs generate positive outlook

Despite the general aura of pessimism surrounding the economy and stock market, we believe there are some positive factors that support future economic growth and better corporate earnings:

.. Stock prices have come down tremendously since 2000, and valuations have become rather attractive in many sectors.
.. The Federal Reserve continues to flood the economic system with cash by keeping interest rates at a 40-year low.
.. The government is helping the overall situation by spending more money and cutting taxes.
.. The three-year slowdown in capital spending may be nearing an end, with cutbacks in the manufacturing and technology industries poised to level off soon.

Of course, neither the stock market nor the economy is out of the woods yet. Investors will likely face continued volatility in the months to come. However, as time goes on, we believe the financial markets will continue to reward patient, disciplined, well-diversified investors.

Thanks for your support

In this time of market volatility and investor uncertainty, we appreciate your ongoing confidence in the American Performance Funds. As always, our managers are actively working to manage risk in each of our funds. This risk-managed approach to investing is designed to help you achieve your investment objectives with attractive, consistent long-term performance.

As always, if you have any questions about the American Performance Funds, please call us at 1-800-762-7085, or visit us on the Web at www.apfunds.com.

Sincerely,
/s/ Walter B. Grimm
Walter B. Grimm
Chairman
American Performance Funds

/s/ Brian Henderson
Brian Henderson
President, Investment Concepts
Bank of Oklahoma, N.A.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.
The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

AMERICAN PERFORMANCE MONEY MARKET FUNDS

The combination of a declining interest rate environment--brought on by a struggling U.S. economy and the terrorist attacks of September 11, 2001--and credit downgrades led to a challenging environment for money market investors. In the final four months of calendar 2001, the Federal Reserve cut interest rates four times, pushing the federal funds rate down to 1.75%, where it stayed for the remainder of the fiscal year.

We believe the Fed will remain on the sidelines for the near term, which means the interest rate environment should stay flat. With the economy growing slowly and absent any inflation pressure, we do not believe there is a need to raise rates any time soon. At the same time, we doubt the Fed will lower rates any further, unless the unlikely scenario of a double-dip recession emerges.

The American Performance Cash Management Fund

The fiscal year witnessed one of the worst credit environments in years. Dozens of firms lost their "prime-one" commercial paper ratings, and the supply of commercial paper declined significantly. Many companies that traditionally issued commercial paper either stopped writing it or opted for longer-term debt due to the attractive interest rate environment.

Our strategy was to capture higher yields from longer-term money market securities, thus extending the Fund's weighted average maturity. At the end of the fiscal year, the Fund's weighted average maturity was 53 days. We invested in fixed- and floating-rate securities to generate an attractive yield without sacrificing quality./2/

With a continued-weak economic recovery likely, we do not expect any dramatic changes in the market in the coming months. As such, we will continue to take advantage of any value we find in the market, always being mindful of our quality and principal-stability objectives. We will remain focused on high-quality securities, and we will continue to strive for attractive yields by investing in a blend of fixed- and variable-rate securities.

The American Performance U.S. Treasury Fund

The Fund maintained its AAA-rating--the highest available--from Standard & Poor's and Moody's Investors Service./1/

Our goal was to stick with the Fund's conservative posture and avoid extending the average maturity of the portfolio. In our effort to generate an attractive yield for Fund investors, we focused on investing in high-quality overnight repurchase agreements. This strategy worked well early in the fiscal year, but as short-term rates continued to fall, yields on overnight securities took the brunt of the decline.

Looking ahead, repurchase agreements should afford the Fund continued flexibility, which we believe will be important as we look for opportunities to extend the Fund's weighted average maturity and increase the Fund's yield.

The American Performance Institutional U.S. Treasury Fund

We invested 100% of the portfolio's assets in overnight repurchase agreements, which offered the liquidity and high-quality characteristics we wanted for our investors. This conservative posture kept the Fund's average maturity at one day throughout the period.

We plan to continue focusing on repurchase agreements, which will give us the flexibility to extend the Fund's weighted average maturity and increase the portfolio's yield.

Past performance is not predictive of future results.
/1/ The American Performance U.S. Treasury Fund is AAA rated by Standard & Poor's and Moody's Investor Service. This rating is historical and is based upon the Fund's credit quality, market exposure and management.
/2/ The composition of the Fund's portfolio is subject to change.
An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

For the one-year period ended August 31, 2002, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 5.09% (without sales charge). This compares to the total return of 5.39% for the Fund's peer group the Lipper Intermediate Municipal Debt Funds Average./1/ The Fund's benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 6.24%.

High-quality municipal bonds benefited from the general "flight to quality" that characterized the fiscal year. Early on, a struggling U.S. economy and the terrorist attacks of September 11, 2001 sent investors seeking relatively safer investments, including high-quality fixed-income securities. The Federal Reserve responded to that economic and terrorist event with a series of interest rate cuts, which also supported stronger bond markets.

Eventually, the Fed's easing policy caused investors to anticipate a swift economic rebound. Stock investors rejoiced, but bond investors retreated, fearing a strong economy would lead to higher inflation and interest rates. Then, starting early in calendar 2002, a series of corporate bankruptcies and accounting scandals rattled investor confidence in stocks and corporate bonds. Investors returned to the fixed-income market, where they found high-quality securities, including municipal bonds that offered relative stability, attractive yields and no exposure to corporate fraud.

For most of the fiscal year, we pursued a strategy designed around a declining interest rate environment. We believed that the fears of a rapidly growing economy and a swift-acting Federal Reserve were overblown. As such, we maintained an aggressive stance with a relatively long average maturity. At the same time, we continued to focus on high-quality municipal bonds and those with insurance protection. This strategy helped us avoid the issue of declining credit ratings. In hindsight, though, the Fund's average maturity was not long enough, which caused the Fund to under-perform its benchmark.

What is your outlook for the market and Fund?

We believe that it is just a matter of time before stocks resume an upward course and the economy regains strength, which should cause interest rates to move higher. Given the potential for rising interest rates, we will focus on strategies that promote capital preservation. As such, we will position the portfolio in bonds that may benefit from a rising rate environment. In addition, we plan to keep the Fund's average maturity at the short end of its targeted range, which also may help us, limit share price fluctuation.

 AVERAGE ANNUAL TOTAL RETURN

                             8/31/02 Load* No-Load
                             ---------------------
                             1 Year  2.48%   5.09%
                             ---------------------
                             5 Year  4.81%   5.35%
                             ---------------------
                             10 Year 5.52%   5.78%

                                     [CHART]

VALUE OF A $10,000 INVESTMENT/1/

               Intermediate       Intermediate
              Tax-Free Bond      Tax-Free Bond       Lehman Brothers
              Fund (No-Load)      Fund (Load)*      Municipal Bond Index
              --------------     ---------------   ----------------------
8/31/92         $10,000             $ 9,751             $10,000
                 10,054               9,804              10,065
12/92            10,241               9,986              10,249
                 10,608              10,344              10,629
                 10,913              10,641              10,977
                 11,303              11,022              11,348
12/93            11,448              11,163              11,508
                 11,012              10,738              10,876
                 11,122              10,845              10,995
                 11,190              10,911              11,071
12/94            11,045              10,770              10,913
                 11,698              11,407              11,684
                 11,972              11,674              11,965
                 12,247              11,942              12,309
12/95            12,561              12,248              12,817
                 12,491              12,180              12,663
                 12,553              12,240              12,760
                 12,772              12,454              13,053
12/96            13,028              12,704              13,385
                 13,016              12,692              13,353
                 13,357              13,024              13,813
                 13,661              13,321              14,229
12/97            13,975              13,627              14,616
                 14,091              13,740              14,784
                 14,260              13,905              15,009
                 14,666              14,301              15,469
12/98            14,739              14,372              15,562
                 14,815              14,446              15,700
                 14,537              14,175              15,423
                 14,522              14,160              15,362
12/99            14,464              14,104              15,242
                 14,818              14,449              15,688
                 14,988              14,615              15,925
                 15,302              14,920              16,310
12/00            15,880              15,485              17,023
                 16,186              15,783              17,401
                 16,302              15,896              17,514
                 16,664              16,249              18,006
12/01            16,578              16,165              17,896
                 16,694              16,278              18,065
                 17,202              16,773              18,726
8/31/02          17,543              17,106              19,194

* Reflects 2.50% maximum sales charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ See Glossary of Terms for additional information.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND


For the one-year period ended August 31, 2002, the American Performance Short-Term Income Fund posted a total return of 6.14% (without sales charge). This compares favorably to the total return of 3.87% for the Fund's peer group, the Lipper Short Investment-Grade Debt Funds Average./1/ The Fund's benchmark, the Merrill Lynch 1-5 Year U.S. Government/Corporate Index, showed a total return of 7.42%.

For the most part, interest rates declined during the fiscal year, with the greatest movement occurring at the short end of the yield curve. The lower rate environment primarily was due to the Federal Reserve, which cut interest rates four times in response to the terrorist attacks of September 11, 2001, and the struggling economy. By the end of calendar 2001, the federal funds rate was 1.75%, where it remained for the rest of the fiscal year.

Eventually, investors figured the Fed's action would help promote a growing economy. Bonds declined on fears that the Fed would have to raise rates to cool off the economy, but stocks rallied on hopes of renewed economic growth. This sentiment was short-lived, though, as several high-profile corporate bankruptcies and accounting irregularities surfaced and plagued the financial markets for the remainder of the fiscal year. Investor confidence in the stock market plunged, and investors turned their attention to Treasury and high-quality mortgage securities.

We maintained a high-quality portfolio, focusing on Treasuries and high-grade mortgage-backed securities. This attention to quality helped the Fund outperform its peer group during the fiscal year.

For much of the period, we also focused on maintaining a longer-than-average average maturity, which also helped the Fund outperform its peer group. As the stock market started to rally in October and November, the bond market started to decline, due to investors' worries that a pending economic recovery would lead to higher interest rates. Although we agreed that an economic recovery was likely, we did not share the market's sentiment that the recovery would be so strong that the Fed would have to start raising rates right away. We also believed that inflation would continue its downward trend, which would help support lower bond yields. As such, we felt that too much pessimism was priced into the bond market, and we attempted to take advantage of that with a bullish strategy of purchasing undervalued bonds.

What is your outlook for the market?

We remain confident that the economy will continue to forge ahead into positive-growth territory, which should push Treasury rates higher. Given the potential for rising interest rates, one of our primary concerns will be initiating strategies that promote capital preservation. As such, we plan to avoid Treasuries and position the portfolio in bonds that may benefit from a rising rate environment, including corporate bonds offering attractive yields. In addition, we plan to keep the Fund's average maturity at the short end of its targeted range, which also should help promote share price stability.

 AVERAGE ANNUAL TOTAL RETURN

                         8/31/02         Load* No-Load
                         -----------------------------
                         1 Year          4.01%   6.14%
                         -----------------------------
                         5 Year          6.48%   6.91%
                         -----------------------------
                         Since Inception 6.31%   6.58%
                         (10/19/94)

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/


                                                        Merrill Lynch
          Short-Term Income     Short-Term Income     1-5-Yr. Government
            Fund (No-Load)         Fund (Load)*        Corporate Index
          -----------------     -----------------    -------------------
10/19/94      $10,000               $ 9,804                $10,000
12/94           9,982                 9,786                  9,973
               10,175                 9,975                 10,360
               10,401                10,197                 10,777
               10,543                10,337                 10,941
12/95          10,830                10,618                 11,266
               10,826                10,613                 11,256
               10,901                10,687                 11,349
               11,078                10,861                 11,542
12/96          11,301                11,079                 11,786
               11,349                11,126                 11,831
               11,657                11,428                 12,126
               11,948                11,714                 12,401
12/97          12,185                11,946                 12,630
               12,400                12,157                 12,825
               12,628                12,381                 13,039
               12,922                12,669                 13,525
12/98          13,082                12,826                 13,600
               13,247                12,987                 13,656
               13,265                13,004                 13,687
               13,449                13,185                 13,841
12/99          13,545                13,280                 13,898
               13,747                13,478                 14,075
               14,000                13,725                 14,312
               14,341                14,059                 14,679
12/00          14,758                14,468                 15,132
               15,133                14,837                 15,612
               15,316                15,016                 15,773
               15,743                15,434                 16,431
12/01          15,877                15,565                 16,490
               15,934                15,621                 16,473
               16,347                16,027                 16,975
8/31/02        16,509                16,186                 17,338

* Reflects 2.00% maximum sales charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

For the one-year period ended August 31, 2002, the American Performance Intermediate Bond Fund posted a total return of 6.24% (without sales charge). This compares favorably to the return of 4.98% for the Fund's peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Average./1/ The Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, showed a total return of 7.74%.

High-grade bonds enjoyed another strong year, thanks to a declining interest rate environment. In addition, investors who lost confidence in U.S. stocks found solace in the bond market, which added to the asset class's solid performance.

Faced with a sagging economy and the effects of the terrorist attacks of September 11, 2001, the Federal Reserve cut interest rates four times before the end of calendar 2001. Eventually, the rate cuts excited investors, who figured the Fed's action would spark economic growth. Bonds declined on fears that the Fed would have to raise rates to cool off the economy, but stocks rallied on hopes that economic growth would surge ahead.

Nevertheless, this sentiment was short-lived. The fallout from several high-profile corporate bankruptcies and accounting irregularities early in 2002 plagued the financial markets for the remainder of the fiscal year. Investor confidence in the stock market plunged, and investors turned their attention to Treasury and high-quality mortgage securities.

Our essential strategy was to maintain a high-quality portfolio of Treasuries and mortgage-backed securities. We avoided corporate bonds, due to credit problems and waning confidence that emerged in the wake of the corporate accounting scandals. Our focus on quality enhanced the Fund's overall performance and helped it outpace its peer group.

Another important strategy was to remain bullish, even as the bond market feared stronger economic growth and swift Fed tightening. When the stock market started to rally in October and November, the bond market began selling off, due to investors' worries that the expected economic recovery would lead to higher interest rates. We did not share the market's sentiment that the recovery would be so strong that the Fed would have to start raising rates quickly. We also believed that inflation would continue its downward trend, which would help support lower bond yields. As such, we felt that too much pessimism was priced into the bond market, and we attempted to take advantage of that with a bullish strategy of extending the Fund's average maturity--an effort that helped the Fund outpace its peer group.

What is your outlook for the market?

We believe that it is just a matter of time before stocks resume an upward course and the economy regains strength, which should cause Treasury rates to move higher. Given the potential for rising interest rates, we will focus on strategies that promote capital preservation. As such, we will avoid Treasuries and position the portfolio in bonds that may benefit from a rising rate environment, including corporate bonds offering attractive yields. In addition, we plan to keep the Fund's average maturity at the short end of its targeted range, which also may help us, limit share price fluctuation.

 AVERAGE ANNUAL TOTAL RETURN

                             8/31/02 Load* No-Load
                             ---------------------
                             1 Year  3.57%   6.24%
                             ---------------------
                             5 Year  6.03%   6.56%
                             ---------------------
                             10 Year 5.62%   5.89%

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                                       Lehman Brothers
                                                        Intermediate
          Intermediate Bond     Intermediate Bond     Government/Credit
            Fund (No-Load)        Fund (Load)*            Bond Index
          -----------------     -----------------    -------------------
8/31/92        $10,000               $ 9,749               $10,000
                10,165                 9,910                10,136
12/92           10,070                 9,817                10,100
                10,495                10,232                10,500
                10,708                10,440                10,727
                10,945                10,670                10,969
12/93           10,948                10,673                10,987
                10,719                10,450                10,764
                10,635                10,368                10,700
                10,693                10,425                10,787
12/94           10,674                10,406                10,775
                10,995                10,719                11,248
                11,407                11,121                11,810
                11,593                11,302                12,005
12/95           11,982                11,681                12,427
                11,792                11,497                12,324
                11,858                11,561                12,401
                12,072                11,770                12,621
12/96           12,333                12,024                12,930
                12,342                12,033                12,915
                12,714                12,395                13,296
                13,068                12,740                13,655
12/97           13,326                12,992                13,948
                13,521                13,182                14,165
                13,773                13,428                14,432
                14,215                13,859                15,080
12/98           14,230                13,874                15,124
                14,312                13,953                15,096
                14,296                13,938                15,036
                14,425                14,063                15,174
12/99           14,454                14,092                15,183
                14,675                14,307                15,411
                14,914                14,540                15,672
                15,291                14,908                16,123
12/00           15,780                15,385                16,719
                16,196                15,790                17,285
                16,397                15,986                17,401
                16,901                16,478                18,202
12/01           17,029                16,602                18,217
                17,020                16,594                18,177
                17,482                17,044                18,823
8/31/02         17,727                17,282                19,330

* Reflects 2.50% maximum sales charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE BOND FUND

For the one-year period ended August 31, 2002, the American Performance Bond Fund posted a total return of 8.44% (without sales charge). This compares favorably to the return of 5.67% for the Fund's peer group, the Lipper Intermediate Investment-Grade Debt Funds Average./1/ The Fund's benchmark, the Salomon Brothers Broad (Investment Grade) Bond Index, showed a total return of 7.99%.

Overall, it was another good year for high-grade bonds, as interest rates declined among most maturities and investors who lost confidence in U.S. stocks turned to fixed income securities. Faced with a sagging economy and the effects of the terrorist attacks of September 11, 2001, the Federal Reserve cut interest rates four times in the first four months of the fiscal year. Eventually, the rate cuts excited investors, who figured the Fed's action would help promote a growing economy. Bonds declined on fears that the Fed would have to raise rates to cool off the economy, but stocks rallied on hopes of renewed economic growth.

This sentiment was short-lived, though, as the fallout from several high-profile corporate bankruptcies and accounting irregularities plagued the financial markets. Investor confidence in the stock market plunged, and investors turned their attention to Treasury and high-quality mortgage securities. In particular, these securities performed well due to their high credit quality and absence of accounting concerns.

Our strategy was to maintain a quality-conscious portfolio by focusing on Treasuries and high-grade mortgages. In general, we avoided corporate bonds, which suffered from credit downgrades and waning confidence in the wake of the corporate accounting scandals. Our focus on quality enhanced the Fund's overall performance and helped it outpace the benchmark.

In addition, we extended the Fund's average maturity at a time when others were pessimistic toward bonds, due to their belief that the Fed would raise interest rates to ward off the possibility of inflation. As the stock market started to rally late in calendar 2001, the bond market started selling off, worried that the pending economic recovery would lead to higher interest rates. Although we agreed that an economic recovery was on the way, we did not share the sentiment that the recovery would be so strong as to prompt the Fed to start raising rates right away. We thought the process would be slow and gradual, and we believed that inflation would continue its downward trend, which would help support lower yields. As such, we felt that too much pessimism was priced into the bond market, and we attempted to take advantage of that with a bullish strategy of extending the Fund's average maturity. This strategy also helped the Fund outpace its benchmark.

What is your outlook for the market?

We remain confident that the economy will continue to forge ahead into positive-growth territory. We believe that it is just a matter of time before stocks and the economy look better, and Treasury rates move higher. Going forward, one of our primary concerns will be capital preservation, given the potential for rising interest rates. We plan to avoid Treasuries and position the portfolio in bonds that may benefit from a rising rate environment, including corporate bonds offering attractive yields. In addition, we plan to keep the Fund's average maturity at the short end of its targeted range, which also may help us, limit share price fluctuation.

 AVERAGE ANNUAL TOTAL RETURN

                             8/31/02  Load* No-Load
                             1 Year  5.18%    8.44%
                             ----------------------
                             5 Year  6.85%    7.51%
                             ----------------------
                             10 Year 6.45%    6.78%

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                    Salomon Brothers
         Bond Fund   Bond Fund   Broad (Investment Grade)
         (No-Load)    (Load)*           Bond Index
         ---------   ---------   ------------------------
8/31/92   $10,000     $ 9,700           $10,000
           10,156       9,852            10,117
12/92      10,145       9,841            10,145
           10,604      10,286            10,567
           10,853      10,527            10,860
           11,248      10,911            11,146
12/93      11,198      10,862            11,149
           10,871      10,545            10,836
           10,775      10,452            10,731
           10,790      10,467            10,789
12/94      10,788      10,464            10,831
           11,159      10,824            11,380
           11,761      11,408            12,078
           11,970      11,611            12,307
12/95      12,527      12,151            12,841
           12,185      11,819            12,617
           12,202      11,836            12,679
           12,409      12,036            12,915
12/96      12,739      12,357            13,306
           12,646      12,266            13,237
           13,137      12,743            13,714
           13,632      13,223            14,170
12/97      14,018      13,598            14,588
           14,259      13,831            14,823
           14,640      14,201            15,166
           15,150      14,695            15,795
12/98      15,170      14,715            15,859
           15,157      14,702            15,786
           15,014      14,564            15,639
           15,099      14,646            15,752
12/99      15,054      14,603            15,727
           15,378      14,917            16,072
           15,591      15,123            16,344
           16,030      15,549            16,843
12/00      16,700      16,199            17,550
           17,193      16,677            18,092
           17,333      16,813            18,185
           18,014      17,474            19,042
12/01      18,196      17,650            19,045
           18,116      17,572            19,058
           18,753      18,191            19,729
8/31/02    19,266      18,688            20,313

* Reflects 3.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE BALANCED FUND

For the one-year period ended August 31, 2002, the American Performance Balanced Fund posted a total return of -7.13% (without sales charge). This compares favorably to the average return of -9.32% for the Fund's peer group, the Lipper Balanced Funds Average./1/ The Fund's benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment-Grade) Bond Index, showed total returns of -17.99% and 7.99%, respectively.

Compared to the averages, the Fund's performance benefited from the exposure of the equity portfolio to small-cap stocks, which performed relatively well during much of the period. Throughout the year, we invested approximately 20% of the equity portion of the Fund's assets in small-cap stocks. In addition, the Fund's equity portfolio remained diversified across capitalization ranges and equity styles, which helped the Fund's performance relative to its peers./2/

Stocks struggled to gain ground, due to a number of negative influences. The fiscal year started with the market facing an economic recession along with the effects of the worst terrorist attack on U.S. soil. Then, corporate accountability became an issue, as years of fraudulent recordkeeping and management misdeeds caught up with several high-profile U.S. companies. These factors combined with the war on terrorism and the ongoing threat of additional terrorist attacks led to strong declines in the stock market.

On the bright side, the factors that led to disappointing results in the stock market helped generate positive performance in the bond market. The low-interest-rate, slow-growth economic backdrop was favorable for most bonds. In addition, the general aura of uncertainty regarding corporate finances and earnings stability brought many equity investors into the bond market.

Our primary strategy for the period was to continue over-weighting stocks, which comprised approximately 60% of the Fund during the fiscal year. Although this strategy has suffered during the short term, we believe that maintaining this posture is a prudent long-term strategy that should generate attractive results over time.


Within the stock portfolio, we continued to set the Fund apart from many of its peers by investing in a wide assortment of securities, including growth and value stocks and large-, mid- and small-cap stocks. This diversified strategy gave the Fund exposure to the year's top-performing stocks--small- and mid-cap securities.

In the bond portfolio our efforts centered on generating yield and maintaining quality, primarily by investing in intermediate-term mortgage-backed securities and Treasuries. Furthermore, we limited the portfolio's corporate-bond exposure, so the Fund did not experience credit downgrades, which continued to plague the corporate market. Overall, our fixed income strategy was effective throughout the year.

What is your outlook for the market?

Stock market psychology should improve in the months ahead, as investors regain their confidence in corporate America and begin to focus on the market's fundamentals, which actually remain positive.

The economy is growing, albeit sluggishly, interest rates are low and inflation is barely existent. The potential war with Iraq remains a wildcard, but some of the effects of this already may be factored into the market.

The backdrop remains somewhat favorable for bonds, but we do think the market is nearing the end of its strong rally. As the economy continues to improve, we expect interest rates and Treasury yields to start moving upward. At the same time, we believe the climate for corporate bonds should improve. As such, we plan to position the Fund's bond portfolio to benefit from a rising-rate environment and a better corporate bond outlook.


 AVERAGE ANNUAL TOTAL RETURN

                        8/31/02           Load* No-Load
                        -------------------------------
                        1 Year          -11.80%  -7.13%
                        -------------------------------
                        5 Year            1.67%   2.72%
                        -------------------------------
                        Since Inception   6.94%   7.71%
                        (6/1/95)

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                                    Salomon Brothers
         Balanced Fund  Balanced Fund    S&P 500    Broad (Investment  Lipper Balanced
           (No-Load)        (Load)*    Stock Index  Grade) Bond Index   Funds Average
         -------------  -------------  -----------  -----------------  ---------------
6/1/95     $10,000         $ 9,497       $10,000          $10,000          $10,000
            10,230           9,715        10,232           10,070           10,185
            11,000          10,446        11,044           10,261           10,750
12/95       11,239          10,673        11,709           10,706           11,227
            11,721          11,131        12,337           10,519           11,507
            12,063          11,456        12,890           10,571           11,777
            12,333          11,713        13,289           10,769           12,099
12/96       13,079          12,421        14,395           11,094           12,760
            13,004          12,349        14,782           11,037           12,772
            14,695          13,956        17,360           11,434           14,142
            15,587          14,803        18,661           11,814           15,121
12/97       15,625          14,839        19,196           12,163           15,367
            16,727          15,885        21,872           12,359           16,576
            17,261          16,392        22,598           12,645           16,771
            16,329          15,507        20,356           13,169           15,749
12/98       18,338          17,415        24,686           13,223           17,666
            18,540          17,607        25,916           13,162           17,932
            18,974          18,019        27,739           13,040           18,714
            18,244          17,326        26,011           13,134           17,874
12/99       20,035          19,027        29,879           13,113           19,270
            20,475          19,444        30,563           13,400           19,843
            20,202          19,185        29,751           13,627           19,569
            20,138          19,124        29,463           14,043           19,944
12/00       19,373          18,398        27,159           14,633           19,483
            18,169          17,254        23,941           15,084           18,323
            19,098          18,137        25,341           15,162           18,991
            17,463          16,584        21,623           15,877           17,360
12/01       18,824          17,876        23,934           15,880           18,592
            18,990          18,034        24,000           15,890           18,598
            17,736          16,843        20,786           16,450           17,228
8/31/02     17,132          16,269        19,292           16,937           16,550

* Reflects 5.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1 /See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative of the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE EQUITY FUND

The American Performance Equity Fund posted a total return of -24.99% (without sales charge) for the one-year period ended August 31, 2002. This compares to the total return of -16.01% for the Fund's peer group, the Lipper Large-Cap Value Funds Average./1/ The Fund's benchmark index, the S&P 500/BARRA Value Index, showed a total return of -20.56% for the period.

The terrorist attacks of September 11, 2001 set the tone for the fiscal year. With the economy already stifled by recession, there were fears that a deeper economic setback was in order. The Federal Reserve jumped into action, pumping significant liquidity into the economy. The Fed's swift response seemed to have worked: The last three months of calendar 2001 turned out to be the final quarter of a three-quarter recession, and stocks bounced back strongly from their post-September 11 lows, as investors set their sights on what they thought was an impending recovery.

However, that sentiment was short-lived. Market psychology quickly turned negative due to management scandals and corporate accountability issues at several high-profile companies. At the same time, ongoing tensions between India and Pakistan and in the Middle East and lingering threats of additional terrorist strikes against the United States soured the market. By the end of the fiscal year, debate regarding an invasion of Iraq spooked investors.

In the end, the recovery turned out to be in real GDP/1/ only. Stocks maintained their downward trend. Nevertheless, corporate profits offered a glimmer of hope, edging upward ever so slowly.

Despite a difficult market climate, our strategies remained mostly intact. As always, we used our quantitative management process to identify large-capitalization stocks with favorable valuations and promising growth characteristics. To uncover such companies, our analysis takes into account several factors, including a stock's relative price strength, relative value, earnings momentum, earnings estimate revisions, assets to price, book to price, cash flow to price, and yield. We also evaluate 67 risk characteristics in an effort to limit portfolio volatility./2/

Holding certain stocks longer than we should have led to the Fund's underperformance relative to the benchmark index. In particular, certain of the Fund's telecommunications and utilities holdings fell victim to the corporate accounting, reporting and management scandals that surfaced during the year. We recognized the odds of owning poor performers increased with the number of names in the Fund. Accordingly, we reduced the number of companies held from approximately 100 to approximately 62./2/

The top five, in terms of portfolio representation, included Exxon Mobil, at 4.9% of the portfolio; American International Group, 4.8%; Citigroup, 4.7%; Bank of America, 4.5%; and Emerson Electric, 4.1%./2/

What is your outlook for the market?

Looking ahead, we expect the psychological impediments to stock investing to disappear, one by one. We expect the economy to remain positive, albeit sluggish. As this type of economy lingers, companies should learn to cope by initiating appropriate cost-cutting measures and realizing better bottom-line results. Investor confidence appears to be on the mend, now that brokerage firms have changed the way they rate stocks and put up stronger walls between their research and corporate finance departments. In addition, CEOs now must certify their firm's financial results, which may help prevent future incidents of corporate fraud.

All told, we expect the market to move out of the current bear phase, as it has moved through up and down cycles in the past. Our advice for shareholders is to stay the course with a well-diversified investment plan designed for long-term results.

 AVERAGE ANNUAL TOTAL RETURN

                            8/31/02   Load* No-Load
                            -----------------------
                            1 Year  -28.76% -24.99%
                            -----------------------
                            5 Year   -3.09%  -2.09%
                            -----------------------
                            10 Year   7.44%   7.99%

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

        Equity Fund  Equity Fund     S&P 500    S&P 500/BARRA
         (No-Load)      (Load)*    Stock Index   Value Index
        -----------  -----------   -----------  -------------
8/31/92   $10,000      $ 9,496       $10,000       $10,000
           10,177        9,664        10,118        10,110
12/92      10,694       10,155        10,626        10,487
           11,152       10,590        11,090        11,456
           11,144       10,583        11,143        11,776
           11,512       10,932        11,430        12,385
12/93      11,813       11,218        11,694        12,437
           11,295       10,726        11,252        12,031
           11,220       10,655        11,299        12,142
           11,723       11,132        11,850        12,453
12/94      11,670       11,082        11,848        12,358
           12,583       11,949        13,000        13,549
           13,770       13,076        14,240        14,729
           15,012       14,256        15,370        15,901
12/95      15,785       14,990        16,295        16,931
           16,789       15,943        17,169        18,013
           17,457       16,577        17,939        18,381
           18,071       17,161        18,494        18,867
12/96      19,875       18,873        20,034        20,654
           20,049       19,039        20,572        21,018
           23,486       22,303        24,160        24,060
           25,280       24,006        25,970        26,265
12/97      25,592       24,303        26,715        26,847
           28,782       27,332        30,439        29,949
           29,336       27,859        31,450        30,104
           25,583       24,294        28,329        26,216
12/98      30,413       28,881        34,356        30,787
           30,697       29,150        36,067        31,664
           32,194       30,572        38,604        35,084
           29,869       28,364        36,200        31,847
12/99      34,196       32,473        41,582        34,704
           34,573       32,832        42,534        34,785
           33,868       32,162        41,404        33,291
           34,016       32,302        41,003        36,225
12/00      31,952       30,342        37,797        36,815
           29,700       28,204        33,319        34,412
           31,110       29,543        35,267        35,928
           25,847       24,545        30,093        30,106
12/01      27,587       26,197        33,308        32,504
           27,821       26,419        33,400        32,935
           24,129       22,914        28,928        29,429
8/31/02    21,574       20,487        26,848        26,428

* Reflects 5.00% maximum sales charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2/ The Fund's composition is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index, which are unmanaged indices. The S&P 500 Stock Index consist of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

The American Performance Growth Equity Fund posted a total return of -14.83% (without sales charge) for the one-year period ended August 31, 2002. This compares favorably to the return of -22.57% for the Fund's peer group, the Lipper Large-Cap Growth Funds Average./1/ The Fund's benchmark index, the S&P 500/BARRA Growth Index, showed a total return of -16.09% for the year.

Although our stock selections helped the portfolio outpace the benchmark index for the year, the Fund could not escape the continued strong market downdraft. It was a year that challenged investor sentiment and psychology, beginning with the terrorist attacks of September 11, 2001, and an economic recession and ending with the possibility of an U.S.-led invasion of Iraq. In the interim, investors questioned their confidence in the U.S. stock market after a series of high-profile companies collapsed on charges of accounting fraud and mismanagement.

Two of the growth styles largest sectors--telecommunications and information technology--continued to perform poorly during the fiscal year. In the information technology area, a lack of capital spending and tremendous overcapacity weighed heavily on stocks. The situation was similar for telecom stocks, which continued to suffer from excess long-distance capacity and weak demand.

Despite the significant challenges facing stock investors, we stayed the course and maintained our long-standing strategies. As always, we attempted to identify large- capitalization stocks with above-average growth potential by employing a quantitative investment approach. To do this, we rank individual stocks according to their relative price strength, relative value, earnings momentum, earnings estimate revisions, return on equity, past growth, earnings and sales per share and future earnings growth. We also analyze dozens of different risk factors to help limit overall portfolio risk. The result is a portfolio that displays risk characteristics and industry weightings comparable to the broad-based large-cap growth market.

The Fund ended the year with approximately 50 stocks. The top five holdings, in terms of portfolio representation, were General Electric, at 6.5% of net assets; Microsoft, 6.2%; Wal-Mart Stores, Inc., 5.2%; Pfizer, 4.7%; and Johnson & Johnson, 3.7%./2/

What is your outlook for the market?


The psychological impediments to stock investing should disappear gradually. We expect economic growth to remain positive, albeit sluggish. In addition, as this type of economy lingers, successful companies will learn to cope, with appropriate cost-cutting measures and better bottom-line results. Investor confidence appears to be on the rebound, now that brokerage firms have changed the way they rate stocks and put up stronger walls between their research and corporate finance departments. In addition, CEOs now must certify their firm's financial results, which may help prevent future incidents of corporate fraud.

All told, we expect the market to move out of the current bear phase, as it has moved through up and down cycles in the past. Our advice for shareholders is to stay the course with a well-diversified investment plan designed for long-term results.

 AVERAGE ANNUAL TOTAL RETURN

                        8/31/02           Load* No-Load
                        -------------------------------
                        1 Year          -19.06% -14.83%
                        -------------------------------
                        Since Inception  -0.69%   0.38%
                        (11/3/97)

                                    [CHART]

VALUE OF A $10,000 INVESTMENT \1\

           Growth Equity     Growth Equity      S&P 500       S&P 500/BARRA
           Fund (No-Load)*    Fund (Load)*    Stock Index      Growth Index
           --------------    -------------    -----------     -------------
11/3/97       $10,000           $ 9,500          $10,000         $10,000
12/97          10,000             9,500           10,642          10,612
               10,000             9,500           12,126          11,838
               12,992            12,342           12,528          11,899
               12,010            11,409           11,285          10,362
12/98          14,838            14,096           13,686          12,169
               15,566            14,788           14,367          12,516
               16,188            15,378           15,378          13,867
               15,535            14,758           14,420          12,588
12/99          18,950            18,002           16,564          13,717
               19,461            18,488           16,944          13,749
               19,031            18,080           16,493          13,159
               17,400            16,530           16,334          14,319
12/00          14,446            13,723           15,057          14,552
               12,103            11,498           13,273          13,602
               12,944            12,297           14,049          14,201
               11,203            10,643           11,988          11,900
12/01          12,598            11,968           13,268          12,848
               12,465            11,842           13,305          13,018
               10,497             9,972           11,523          11,632
 8/31/02       10,184             9,675           10,695          10,446

* Reflects 5.00% maximum sales charge.


Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/ See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 500/BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND

How did the Fund perform?

The American Performance Small Cap Equity Fund posted a total return of -9.87% (without sales charge) for the one-year period ended August 31, 2002. The Fund's performance closely tracked that of its benchmark, the S&P SmallCap 600 Index, which showed a total return of -9.53% for the year.

Despite a year of significant negative news--from the September 11, 2001, terrorist attacks and the subsequent war on terrorism, to economic recession, corporate scandals, bankruptcies and fraud, and a possible invasion of Iraq--small-cap stocks held their ground for much of the period. While economies throughout the world showed signs of weakness, investors avoided larger companies and their exposure to international markets. Instead, investors focused on smaller U.S. companies that had limited economic sensitivity while offering reasonable valuations and realistic earnings expectations.

However, in the final few months of the fiscal year, even the small-cap market could not escape the wave of negative psychology that plagued the market. Ongoing economic concerns coupled with earnings disappointments and fears associated with expanding the war on terrorism overpowered the market. Returns on small-cap stocks turned negative, yet they still outpaced returns on larger-cap stocks.

Our ongoing strategy is to seek to identify small, undervalued companies with above-average growth potential by employing a quantitative investment approach. From the universe of stocks in the S&P SmallCap 600 Index, we rank purchase candidates according to several characteristics, including relative price strength, earnings estimates, price-to-book ratio/1/, and more. We also evaluate dozens of different risk characteristics. The process seeks to identify the most promising candidates within each economic sector, while maintaining relatively neutral sector weightings compared to the index.

The top five holdings, in terms of portfolio representation, were New Jersey Resources, at 1.9% of net assets; Washington Federal, 1.9%; Cullen/Frost Bankers, 1.8%; Harman International Industries, 1.4%; and Alliant Techsystems, 1.3%./2/

What is your outlook for stocks?

As time goes on, we expect the market's negative psychology to dissipate. Stocks continue to face a favorable fundamental backdrop of low interest rates, low inflation and a growing economy. Nevertheless, most companies continue to face a challenging environment with no room for error. Cost- cutting measures and the ability to stay ahead of the competition with superior products, services and market research will be key. This means investors also face a challenging climate in which in-depth analysis will continue to be paramount.

We expect the market to move out of the current bear phase, as it has worked through up and down cycles in the past. Our advice for shareholders is to stay the course with a well-diversified investment plan designed for long-term results.

 AVERAGE ANNUAL TOTAL RETURN

                        8/31/02           Load* No-Load
                        -------------------------------
                        1 Year          -14.39%  -9.87%
                        -------------------------------
                        Since Inception   1.69%   3.19%
                        (2/17/99)

                                    [CHART]

VALUE OF A $10,000 INVESTMENT/1/

                                                 S&P
         Small Cap Equity  Small Cap Equity    SmallCap
          Fund (No-Load)      Fund (Load)*    600 Index
          --------------   ----------------  ----------
2/17/99    $10,000.00         $9,497.00      $10,000.00
  12/99     11,589.00         11,006.00       12,511.00
  12/00     12,279.00         11,661.00       13,987.00
  12/01     12,677.00         12,039.00       14,902.00
8/31/02     11,174.00         10,612.00       12,916.00

* Reflects 5.00% maximum sales charge.

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ See Glossary of Terms for additional information.
/2/ The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

                               TABLE OF CONTENTS

                         Independent Auditors' Report
                                    Page 12

                     Statements of Assets and Liabilities
                                    Page 13

                           Statements of Operations
                                    Page 16

                      Statements of Changes in Net Assets
                                    Page 19

                      Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 61

                             Financial Highlights
                                    Page 69

                         Independent Auditors' Report

To the Shareholders and Board of Trustees of American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds comprised of the U.S. Treasury Fund, Institutional U.S. Treasury Fund, Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds comprising American Performance Funds as of August 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
October 18, 2002

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2002


                                                                      Institutional     Cash
                                                        U.S. Treasury U.S. Treasury  Management
                                                            Fund          Fund          Fund
                                                        ------------- ------------- ------------
ASSETS:
 Investments, at fair value............................ $229,733,958   $34,959,410  $658,769,016
 Repurchase agreements, at fair value..................  382,611,545    18,135,128   233,213,465
                                                        ------------   -----------  ------------
      Total Investments................................  612,345,503    53,094,538   891,982,481
 Interest receivable...................................       38,519         1,834     1,810,882
 Receivable from investment advisor....................           --         4,866            --
 Prepaid expenses and other assets.....................        7,847            --         7,819
                                                        ------------   -----------  ------------
      Total Assets.....................................  612,391,869    53,101,238   893,801,182
                                                        ------------   -----------  ------------
LIABILITIES:
 Dividends payable.....................................      548,720        68,491     1,008,325
 Accrued expenses and other payables:
   Investment advisory fees............................      211,517         4,652       219,942
   Administration fees.................................       13,331           352        15,616
   Custodian fees......................................       15,864            --        22,752
   Transfer agent fees.................................        2,704           288         4,545
   Other liabilities...................................       31,819        22,589        52,710
                                                        ------------   -----------  ------------
      Total Liabilities................................      823,955        96,372     1,323,890
                                                        ------------   -----------  ------------
COMPOSITION OF NET ASSETS:
 Capital...............................................  611,493,535    53,004,402   892,421,926
 Accumulated net investment income.....................       74,490           464        55,410
 Accumulated net realized losses on investment
   transactions........................................         (111)           --           (44)
                                                        ------------   -----------  ------------
      Net Assets....................................... $611,567,914   $53,004,866  $892,477,292
                                                        ============   ===========  ============
 Shares of beneficial interest issued and outstanding..  611,493,535    53,004,866   892,421,926
                                                        ============   ===========  ============
 Net asset value, offering, and redemption price per
   share: ($0.00001 par value per share, unlimited
   number of shares authorized)........................ $       1.00   $      1.00  $       1.00
                                                        ============   ===========  ============

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2002


                                                               Intermediate  Short-Term
                                                                 Tax-Free      Income     Intermediate
                                                                Bond Fund       Fund       Bond Fund     Bond Fund
                                                               ------------ ------------  ------------  -----------
ASSETS:
  Investments, at fair value (Cost $32,968,867; $133,506,144;
   $97,794,328; and $68,006,237, respectively)................ $34,413,850  $135,186,976  $ 99,995,515  $70,887,971
  Investment in affiliated money market funds, at amortized
   cost.......................................................          --     3,779,473     4,288,645    1,861,625
                                                               -----------  ------------  ------------  -----------
       Total Investments......................................  34,413,850   138,966,449   104,284,160   72,749,596
  Interest and dividends receivable...........................     404,304       878,430       895,507      741,423
  Prepaid expenses and other assets...........................       1,457         4,943         2,037        2,884
                                                               -----------  ------------  ------------  -----------
       Total Assets...........................................  34,819,611   139,849,822   105,181,704   73,493,903
                                                               -----------  ------------  ------------  -----------
LIABILITIES:
  Payable to custodian........................................          --        32,941         4,964        2,482
  Dividends payable...........................................     118,855       468,840       353,814      271,372
  Payable for investments purchased...........................          --     3,871,061     1,546,314    1,028,970
  Payable for capital shares redeemed.........................          --        23,193            --           --
  Accrued expenses and other payables:
    Investment advisory fees..................................      10,219            --        30,542       21,799
    Administration fees.......................................         757         2,892         2,259        1,580
    Distribution fees.........................................          --        19,136        21,815       15,571
    Custodian fees............................................         876         3,377         2,618        1,868
    Transfer agent fees.......................................       1,427         3,081         1,474        1,368
    Other liabilities.........................................       7,405        16,138        10,279        9,513
                                                               -----------  ------------  ------------  -----------
       Total Liabilities......................................     139,539     4,440,659     1,974,079    1,354,523
                                                               -----------  ------------  ------------  -----------
COMPOSITION OF NET ASSETS:
  Capital.....................................................  33,198,769   133,126,789   100,739,852   68,724,108
  Accumulated (distributions in excess of) net investment
   income.....................................................      (7,345)      121,680       123,917       23,830
  Accumulated net realized gains on investment
   transactions...............................................      43,665       479,862       142,669      509,708
  Net unrealized appreciation on investment transactions......   1,444,983     1,680,832     2,201,187    2,881,734
                                                               -----------  ------------  ------------  -----------
       Net Assets............................................. $34,680,072  $135,409,163  $103,207,625  $72,139,380
                                                               ===========  ============  ============  ===========
  Shares of beneficial interest issued and outstanding........   3,153,210    13,093,535     9,752,436    7,297,861
                                                               ===========  ============  ============  ===========
  Net asset value and redemption price per share:
    ($0.00001 par value per share, unlimited number of
     shares authorized)....................................... $     11.00  $      10.34  $      10.58  $      9.89
                                                               ===========  ============  ============  ===========
  Maximum Sales Charge........................................        2.50%         2.00%         2.50%        3.00%
                                                               ===========  ============  ============  ===========
  Maximum Offering Price (100%/(100%--Maximum Sales
   Charge) of net asset value adjusted to the nearest cent)
   per share.................................................. $     11.28  $      10.55  $      10.85  $     10.20
                                                               ===========  ============  ============  ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                     Statements of Assets and Liabilities
                                August 31, 2002

                                                                   Balanced                    Growth      Small Cap
                                                                     Fund      Equity Fund   Equity Fund  Equity Fund
                                                                 -----------  ------------  ------------  -----------
ASSETS:
  Investments, at fair value (Cost $51,837,260; $58,438,928;
   $65,268,158; and $10,116,628, respectively).................. $52,491,602  $ 56,086,608  $ 75,663,401  $ 9,864,328
  Investment in affiliated money market funds, at amortized
   cost.........................................................   2,280,278       560,882       916,096      447,416
                                                                 -----------  ------------  ------------  -----------
       Total Investments........................................  54,771,880    56,647,490    76,579,497   10,311,744
  Interest and dividends receivable.............................     219,236       147,299        64,670       10,127
  Receivable for investments sold...............................          --         6,299            --           --
  Deferred organization costs...................................          --            --         1,299           --
  Prepaid expenses and other assets.............................       1,250         3,603         4,623        1,290
                                                                 -----------  ------------  ------------  -----------
       Total Assets.............................................  54,992,366    56,804,691    76,650,089   10,323,161
                                                                 -----------  ------------  ------------  -----------
LIABILITIES:
  Payable to custodian..........................................       4,964            --            --           --
  Accrued expenses and other payables:
    Investment advisory fees....................................      19,459        25,221        32,624        1,719
    Administration fees.........................................       1,206         1,260         1,691          226
    Distribution fees...........................................          --        12,610        16,312           --
    Custodian fees..............................................       1,390         1,513         1,957          258
    Transfer agent fees.........................................         717         2,375         2,634          327
    Other liabilities...........................................       7,761         8,222        10,069        6,679
                                                                 -----------  ------------  ------------  -----------
       Total Liabilities........................................      35,497        51,201        65,287        9,209
                                                                 -----------  ------------  ------------  -----------
COMPOSITION OF NET ASSETS:
  Capital.......................................................  61,426,973    87,466,243    94,563,403   10,641,096
  Accumulated (distributions in excess of) net investment
   income.......................................................     216,889       124,861            (2)       4,855
  Accumulated net realized losses on investment transactions....  (7,341,335)  (28,485,294)  (28,373,842)     (79,699)
  Net unrealized appreciation (depreciation) on investment
   transactions.................................................     654,342    (2,352,320)   10,395,243     (252,300)
                                                                 -----------  ------------  ------------  -----------
       Net Assets............................................... $54,956,869  $ 56,753,490  $ 76,584,802  $10,313,952
                                                                 ===========  ============  ============  ===========
  Shares of beneficial interest issued and outstanding..........   5,104,760     8,738,105     9,039,291      971,665
                                                                 ===========  ============  ============  ===========
  Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number of shares
   authorized).................................................. $     10.77  $       6.49  $       8.47  $     10.61
                                                                 ===========  ============  ============  ===========
  Maximum Sales Charge..........................................        5.00%         5.00%         5.00%        5.00%
                                                                 ===========  ============  ============  ===========
  Maximum Offering Price (100%/(100%--Maximum Sales
   Charge) of net asset value adjusted to the nearest cent) per
   share........................................................ $     11.34  $       6.83  $       8.92  $     11.17
                                                                 ===========  ============  ============  ===========


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                     For the Period Ended August 31, 2002

                                                          U.S.     Institutional     Cash
                                                        Treasury   U.S. Treasury  Management
                                                          Fund       Fund (a)        Fund
                                                      -----------  ------------- -----------
Investment Income:
  Interest income.................................... $12,527,241   $1,051,153   $17,905,248
                                                      -----------   ----------   -----------
       Total Income..................................  12,527,241    1,051,153    17,905,248
                                                      -----------   ----------   -----------
Expenses:
  Investment advisory fees...........................   2,536,107       85,689     3,286,399
  Administration fees................................   1,268,065      114,252     1,643,214
  Distribution fees..................................   1,585,064           --     2,053,995
  Fund accounting fees...............................     132,534       18,533       165,528
  Transfer agent fees................................     137,749       12,892       185,306
  Custodian fees.....................................     190,204       17,137       246,475
  Trustee fees.......................................      19,804        1,946        36,690
  Professional fees..................................      46,620       12,892        57,551
  Other expenses.....................................      80,137       42,023        69,300
                                                      -----------   ----------   -----------
       Total expenses before fee reductions..........   5,996,284      305,364     7,744,458
  Expenses voluntarily reduced by Investment Advisor.          --      (60,093)     (903,760)
  Expenses voluntarily reduced by Administrator......          --      (79,976)     (328,643)
  Expenses voluntarily reduced by Distributor........  (1,585,064)          --    (2,053,995)
  Expenses voluntarily reduced by Custodian..........          --      (17,137)           --
                                                      -----------   ----------   -----------
       Net Expenses..................................   4,411,220      148,158     4,458,060
                                                      -----------   ----------   -----------
  Net Investment Income..............................   8,116,021      902,995    13,447,188
                                                      -----------   ----------   -----------
Realized Gains On Investments:
  Net realized gains on investment transactions......       4,719           --         6,127
                                                      -----------   ----------   -----------
Change in net assets from operations................. $ 8,120,740   $  902,995   $13,453,315
                                                      ===========   ==========   ===========

--------
(a) For the period October 19, 2001 (commencement of operations) through August 31, 2002.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                      For the Year Ended August 31, 2002

                                               Intermediate Short-Term
                                                 Tax-Free     Income    Intermediate
                                                Bond Fund      Fund      Bond Fund    Bond Fund
                                               ------------ ----------  ------------ ----------
Investment Income:
 Interest income..............................  $1,395,890  $4,849,477   $5,825,155  $4,146,304
 Dividend income..............................      10,382          --           --          --
 Dividend income from affiliates..............          --      55,269       45,700      29,843
                                                ----------  ----------   ----------  ----------
      Total Income............................   1,406,272   4,904,746    5,870,855   4,176,147
                                                ----------  ----------   ----------  ----------
Expenses:
 Investment advisory fees.....................     156,537     504,787      544,104     373,718
 Administration fees..........................      56,923     183,560      197,858     135,899
 Distribution fees............................      71,153     229,448      247,320     169,871
 Fund accounting fees.........................      17,166      70,679       61,697      40,651
 Transfer agent fees..........................      17,319      35,110       29,303      20,240
 Custodian fees...............................       8,538      27,533       29,678      20,384
 Trustee fees.................................       1,307       3,905        4,516       3,085
 Professional fees............................       9,658      14,062       14,118      12,306
 Other expenses...............................       5,731      18,236       15,143      12,338
                                                ----------  ----------   ----------  ----------
      Total expenses before fee reductions....     344,332   1,087,320    1,143,737     788,492
 Expenses voluntarily reduced by Investment
   Advisor....................................     (56,923)   (504,787)    (197,858)   (135,899)
 Expenses voluntarily reduced by Distributor..     (71,153)    (73,424)          --          --
                                                ----------  ----------   ----------  ----------
      Net Expenses............................     216,256     509,109      945,879     652,593
                                                ----------  ----------   ----------  ----------
 Net Investment Income........................   1,190,016   4,395,637    4,924,976   3,523,554
                                                ----------  ----------   ----------  ----------
Realized/Unrealized Gains On Investments:
 Net realized gains on investment
   transactions...............................      91,664     688,915      722,597   1,086,182
 Change in unrealized
   appreciation/depreciation on investment
   transactions...............................     187,902     396,961      361,648   1,090,190
                                                ----------  ----------   ----------  ----------
 Net realized/unrealized gains on investments.     279,566   1,085,876    1,084,245   2,176,372
                                                ----------  ----------   ----------  ----------
Change in net assets from operations..........  $1,469,582  $5,481,513   $6,009,221  $5,699,926
                                                ==========  ==========   ==========  ==========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                           Statements of Operations
                      For the Year Ended August 31, 2002

                                                 Balanced                    Growth      Small Cap
                                                   Fund      Equity Fund   Equity Fund  Equity Fund
                                               -----------  ------------  ------------  -----------
Investment Income:
 Interest income.............................. $ 1,286,938  $         --  $         --  $     1,033
 Dividend income (net of foreign withholding
   tax of $736; $6,774; $0; and $0,
   respectively)..............................     506,893     1,551,942       962,293       63,399
 Dividend income from affiliates..............      38,060        39,775        44,912        7,439
                                               -----------  ------------  ------------  -----------
      Total Income............................   1,831,891     1,591,717     1,007,205       71,871
                                               -----------  ------------  ------------  -----------
Expenses:
 Investment advisory fees.....................     432,932       589,018       624,230       59,044
 Administration fees..........................     117,009       170,732       180,938       17,114
 Distribution fees............................     146,260       213,412       226,170       21,393
 Fund accounting fees.........................      33,149        31,809        31,181        7,127
 Organization fees............................          --            --         7,784           --
 Transfer agent fees..........................      16,229        24,437        29,242        3,480
 Custodian fees...............................      17,551        25,609        27,140        2,567
 Trustee fees.................................       2,717         4,567         4,305          369
 Professional fees............................      11,424        11,806        10,614        8,742
 Other expenses...............................       8,772        12,234        11,321        3,950
                                               -----------  ------------  ------------  -----------
      Total expenses before fee reductions....     786,043     1,083,624     1,152,925      123,786
 Expenses voluntarily reduced by Investment
   Advisor....................................    (187,213)     (162,194)     (171,890)     (41,930)
 Expenses voluntarily reduced by Distributor..    (146,260)           --            --      (21,393)
                                               -----------  ------------  ------------  -----------
      Net Expenses............................     452,570       921,430       981,035       60,463
                                               -----------  ------------  ------------  -----------
 Net Investment Income........................   1,379,321       670,287        26,170       11,408
                                               -----------  ------------  ------------  -----------
Realized/Unrealized Losses On Investments:
 Net realized losses on investment
   transactions...............................  (3,437,988)  (26,231,509)   (6,538,504)     (65,493)
 Change in unrealized
   appreciation/depreciation on investment
   transactions...............................  (2,276,505)    2,883,217    (8,005,414)  (1,298,197)
                                               -----------  ------------  ------------  -----------
Net realized/unrealized losses on investments.  (5,714,493)  (23,348,292)  (14,543,918)  (1,363,690)
                                               -----------  ------------  ------------  -----------
Change in net assets from operations.......... $(4,335,172) $(22,678,005) $(14,517,748) $(1,352,282)
                                               ===========  ============  ============  ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                                                         Institutional
                                                                                         U.S. Treasury
                                                              U.S. Treasury Fund             Fund
                                                       --------------------------------  -------------
                                                          Year Ended       Year Ended    Period Ended
                                                          August 31,       August 31,     August 31,
                                                             2002             2001         2002 (a)
                                                       ---------------  ---------------  -------------
From Investment Activities:
Operations:
    Net investment income............................. $     8,116,021  $    28,304,561  $    902,995
    Net realized gains on investment transactions.....           4,719           19,209            --
                                                       ---------------  ---------------  ------------
  Change in net assets from operations................       8,120,740       28,323,770       902,995
                                                       ---------------  ---------------  ------------
Distributions to Shareholders:
    From net investment income........................      (8,116,021)     (28,304,561)     (902,995)
                                                       ---------------  ---------------  ------------
  Change in net assets from shareholder distributions.      (8,116,021)     (28,304,561)     (902,995)
                                                       ---------------  ---------------  ------------
Capital Transactions:
    Proceeds from shares issued.......................   1,354,401,143    1,335,348,977   101,407,035
    Dividends reinvested..............................          73,062          100,497            --
    Cost of shares redeemed...........................  (1,369,314,517)  (1,317,475,173)  (48,402,169)
                                                       ---------------  ---------------  ------------
  Change in net assets from capital transactions......     (14,840,312)      17,974,301    53,004,866
                                                       ---------------  ---------------  ------------
  Change in net assets................................     (14,835,593)      17,993,510    53,004,866
                                                       ---------------  ---------------  ------------
Net Assets:
    Beginning of period...............................     626,403,507      608,409,997            --
                                                       ---------------  ---------------  ------------
    End of period*.................................... $   611,567,914  $   626,403,507  $ 53,004,866
                                                       ===============  ===============  ============
Share Transactions:
    Issued............................................   1,354,401,143    1,335,348,977   101,407,035
    Reinvested........................................          73,062          100,497            --
    Redeemed..........................................  (1,369,314,517)  (1,317,475,173)  (48,402,169)
                                                       ---------------  ---------------  ------------
  Change in shares....................................     (14,840,312)      17,974,301    53,004,866
                                                       ===============  ===============  ============

--------
(a) For the period October 19, 2001 (commencement of operations) through August 31, 2002.
 * Includes accumulated net investment income of $74,490, $69,660 and $0, respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                             Cash Management Fund
                                                       --------------------------------
                                                          Year Ended       Year Ended
                                                          August 31,       August 31,
                                                             2002             2001
                                                       ---------------  ---------------
From Investment Activities:
Operations:
    Net investment income............................. $    13,447,188  $    34,053,656
    Net realized gains on investment transactions.....           6,127           49,884
                                                       ---------------  ---------------
  Change in net assets from operations................      13,453,315       34,103,540
                                                       ---------------  ---------------
Distributions to Shareholders:
    From net investment income........................     (13,447,188)     (34,053,656)
                                                       ---------------  ---------------
  Change in net assets from shareholder distributions.     (13,447,188)     (34,053,656)
                                                       ---------------  ---------------
Capital Transactions:
    Proceeds from shares issued.......................   1,922,277,754    1,733,064,333
    Dividends reinvested..............................           9,052           23,987
    Cost of shares redeemed...........................  (1,760,967,215)  (1,649,072,725)
                                                       ---------------  ---------------
  Change in net assets from capital transactions......     161,319,591       84,015,595
                                                       ---------------  ---------------
  Change in net assets................................     161,325,718       84,065,479
                                                       ---------------  ---------------
Net Assets:
    Beginning of period...............................     731,151,574      647,086,095
                                                       ---------------  ---------------
    End of period*.................................... $   892,477,292  $   731,151,574
                                                       ===============  ===============
Share Transactions:
    Issued............................................   1,922,277,754    1,733,064,333
    Reinvested........................................           9,052           23,987
    Redeemed..........................................  (1,760,967,215)  (1,649,072,725)
                                                       ---------------  ---------------
  Change in shares....................................     161,319,591       84,015,595
                                                       ===============  ===============

--------
* Includes accumulated net investment income of $55,410 and $49,239, respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                Intermediate
                                                             Tax-Free Bond Fund       Short-Term Income Fund
                                                          ------------------------  --------------------------
                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                           August 31,   August 31,   August 31,    August 31,
                                                              2002         2001         2002          2001
                                                          -----------  -----------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income................................ $ 1,190,016  $ 1,189,612  $  4,395,637  $  4,011,590
    Net realized gains on investment transactions........      91,664       66,327       688,915       147,684
    Change in unrealized appreciation/depreciation on
     investment transactions.............................     187,902    1,001,342       396,961     1,895,909
                                                          -----------  -----------  ------------  ------------
  Change in net assets from operations...................   1,469,582    2,257,281     5,481,513     6,055,183
                                                          -----------  -----------  ------------  ------------
Distributions to Shareholders:
    From net investment income...........................  (1,212,642)  (1,189,612)   (4,174,186)   (4,011,590)
    From net realized gains on investment transactions...    (114,326)     (14,596)     (290,948)           --
                                                          -----------  -----------  ------------  ------------
  Change in net assets from shareholder distributions....  (1,326,968)  (1,204,208)   (4,465,134)   (4,011,590)
                                                          -----------  -----------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued..........................  11,488,182    3,752,323    97,866,083    31,034,590
    Dividends reinvested.................................     240,821      186,701     1,557,805     1,137,800
    Cost of shares redeemed..............................  (5,809,663)  (3,275,936)  (40,488,640)  (20,408,909)
                                                          -----------  -----------  ------------  ------------
  Change in net assets from capital transactions.........   5,919,340      663,088    58,935,248    11,763,481
                                                          -----------  -----------  ------------  ------------
  Change in net assets...................................   6,061,954    1,716,161    59,951,627    13,807,074
                                                          -----------  -----------  ------------  ------------
Net Assets:
    Beginning of period..................................  28,618,118   26,901,957    75,457,536    61,650,462
                                                          -----------  -----------  ------------  ------------
    End of period*....................................... $34,680,072  $28,618,118  $135,409,163  $ 75,457,536
                                                          ===========  ===========  ============  ============
Share Transactions:
    Issued...............................................   1,059,806      348,119     9,496,306     3,054,192
    Reinvested...........................................      22,353       17,449       151,495       112,520
    Redeemed.............................................    (537,473)    (305,075)   (3,919,802)   (2,010,844)
                                                          -----------  -----------  ------------  ------------
  Change in shares.......................................     544,686       60,493     5,727,999     1,155,868
                                                          ===========  ===========  ============  ============

--------
* Includes accumulated (distributions in excess of) net investment income of $(7,345), $15,281, $121,680 and $32,284, respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                            Intermediate Bond Fund             Bond Fund
                                                          --------------------------  --------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                           August 31,    August 31,    August 31,    August 31,
                                                              2002          2001          2002          2001
                                                          ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income................................ $  4,924,976  $  5,145,754  $  3,523,554  $  3,593,739
    Net realized gains on investment transactions........      722,597       341,287     1,086,182       462,446
    Change in unrealized appreciation/depreciation on
     investment transactions.............................      361,648     3,031,501     1,090,190     2,756,574
                                                          ------------  ------------  ------------  ------------
  Change in net assets from operations...................    6,009,221     8,518,542     5,699,926     6,812,759
                                                          ------------  ------------  ------------  ------------
Distributions to Shareholders:
    From net investment income...........................   (4,948,290)   (5,145,769)   (3,515,207)   (3,593,739)
    From net realized gains on investment transactions...           --            --      (528,928)           --
                                                          ------------  ------------  ------------  ------------
  Change in net assets from shareholder distributions....   (4,948,290)   (5,145,769)   (4,044,135)   (3,593,739)
                                                          ------------  ------------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued..........................   20,679,747    19,871,603    22,303,033    19,758,883
    Dividends reinvested.................................    1,839,729     1,909,380     2,320,741     1,985,248
    Cost of shares redeemed..............................  (17,280,756)  (12,463,806)  (19,602,126)  (15,641,770)
                                                          ------------  ------------  ------------  ------------
  Change in net assets from capital transactions.........    5,238,720     9,317,177     5,021,648     6,102,361
                                                          ------------  ------------  ------------  ------------
  Change in net assets...................................    6,299,651    12,689,950     6,677,439     9,321,381
                                                          ------------  ------------  ------------  ------------
Net Assets:
    Beginning of period..................................   96,907,974    84,218,024    65,461,941    56,140,560
                                                          ------------  ------------  ------------  ------------
    End of period*....................................... $103,207,625  $ 96,907,974  $ 72,139,380  $ 65,461,941
                                                          ============  ============  ============  ============
Share Transactions:
    Issued...............................................    1,965,760     1,919,376     2,304,027     2,088,370
    Reinvested...........................................      175,004       185,476       239,548       210,385
    Redeemed.............................................   (1,643,061)   (1,206,598)   (2,017,717)   (1,647,576)
                                                          ------------  ------------  ------------  ------------
  Change in shares.......................................      497,703       898,254       525,858       651,179
                                                          ============  ============  ============  ============

--------
* Includes accumulated (distributions in excess of) net investment income of $123,917, $42,420, $23,830 and $(7,893), respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets


                                                                    Balanced Fund                Equity Fund
                                                              -------------------------  --------------------------
                                                               Year Ended   Year Ended    Year Ended    Year Ended
                                                               August 31,   August 31,    August 31,    August 31,
                                                                  2002         2001          2002          2001
                                                              -----------  ------------  ------------  ------------
From Investment Activities:
Operations:
    Net investment income.................................... $ 1,379,321  $  1,488,486  $    670,287  $    943,198
    Net realized gains (losses) on investment transactions...  (3,437,988)   (3,093,845)  (26,231,509)   16,105,571
    Change in unrealized appreciation/depreciation on
     investment transactions.................................  (2,276,505)   (6,723,116)    2,883,217   (45,035,346)
                                                              -----------  ------------  ------------  ------------
  Change in net assets from operations.......................  (4,335,172)   (8,328,475)  (22,678,005)  (27,986,577)
                                                              -----------  ------------  ------------  ------------
Distributions to Shareholders:
    From net investment income...............................  (1,406,992)   (1,533,198)     (759,711)     (892,818)
    From net realized gains on investment transactions.......          --            --   (17,635,243)  (28,798,436)
                                                              -----------  ------------  ------------  ------------
  Change in net assets from shareholder distributions........  (1,406,992)   (1,533,198)  (18,394,954)  (29,691,254)
                                                              -----------  ------------  ------------  ------------
Capital Transactions:
    Proceeds from shares issued..............................   7,820,913     8,934,111    16,289,935    18,500,145
    Dividends reinvested.....................................   1,405,667     1,531,450    16,801,209    26,212,698
    Cost of shares redeemed..................................  (8,776,959)  (10,990,801)  (44,949,784)  (28,513,189)
                                                              -----------  ------------  ------------  ------------
  Change in net assets from capital transactions.............     449,621      (525,240)  (11,858,640)   16,199,654
                                                              -----------  ------------  ------------  ------------
  Change in net assets.......................................  (5,292,543)  (10,386,913)  (52,931,599)  (41,478,177)
                                                              -----------  ------------  ------------  ------------
Net Assets:
    Beginning of period......................................  60,249,412    70,636,325   109,685,089   151,163,266
                                                              -----------  ------------  ------------  ------------
    End of period*........................................... $54,956,869  $ 60,249,412  $ 56,753,490  $109,685,089
                                                              ===========  ============  ============  ============
Share Transactions:
    Issued...................................................     670,522       719,134     2,107,515     1,433,808
    Reinvested...............................................     121,746       122,717     2,059,517     2,160,323
    Redeemed.................................................    (760,768)     (865,585)   (5,600,330)   (2,071,031)
                                                              -----------  ------------  ------------  ------------
  Change in shares...........................................      31,500       (23,734)   (1,433,298)    1,523,100
                                                              ===========  ============  ============  ============

--------
* Includes accumulated net investment income of $216,889, $277,986, $124,861 and $214,283, respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                  Growth Equity Fund       Small Cap Equity Fund
                                                              --------------------------  -----------------------
                                                               Year Ended    Year Ended    Year Ended  Year Ended
                                                               August 31,    August 31,    August 31,  August 31,
                                                                  2002          2001          2002        2001
                                                              ------------  ------------  -----------  ----------
From Investment Activities:
Operations:
    Net investment income (loss)............................. $     26,170  $   (324,574) $    11,408  $   13,324
    Net realized gains (losses) on investment transactions...   (6,538,504)  (21,056,625)     (65,493)    221,125
    Change in unrealized appreciation/depreciation on
     investment transactions.................................   (8,005,414)  (42,119,056)  (1,298,197)   (458,813)
                                                              ------------  ------------  -----------  ----------
  Change in net assets from operations.......................  (14,517,748)  (63,500,255)  (1,352,282)   (224,364)
                                                              ------------  ------------  -----------  ----------
Distributions to Shareholders:
    From net investment income...............................      (26,152)           --       (8,229)    (17,265)
    Return of capital........................................      (12,995)           --           --          --
    From net realized gains on investment transactions.......           --    (4,072,461)    (198,636)    (40,218)
                                                              ------------  ------------  -----------  ----------
  Change in net assets from shareholder distributions........      (39,147)   (4,072,461)    (206,865)    (57,483)
                                                              ------------  ------------  -----------  ----------
Capital Transactions:
    Proceeds from shares issued..............................   23,181,779    20,344,168    4,728,478     349,388
    Dividends reinvested.....................................       17,310     3,901,472      193,539      39,838
    Cost of shares redeemed..................................  (21,495,913)  (42,683,508)    (503,391)   (694,892)
                                                              ------------  ------------  -----------  ----------
  Change in net assets from capital transactions.............    1,703,176   (18,437,868)   4,418,626    (305,666)
                                                              ------------  ------------  -----------  ----------
  Change in net assets.......................................  (12,853,719)  (86,010,584)   2,859,479    (587,513)
                                                              ------------  ------------  -----------  ----------
Net Assets:
    Beginning of period......................................   89,438,521   175,449,105    7,454,473   8,041,986
                                                              ------------  ------------  -----------  ----------
    End of period*........................................... $ 76,584,802  $ 89,438,521  $10,313,952  $7,454,473
                                                              ============  ============  ===========  ==========
Share Transactions:
    Issued...................................................    2,305,676     1,650,900      382,036      29,463
    Reinvested...............................................        1,928       304,090       16,785       3,479
    Redeemed.................................................   (2,256,136)   (3,554,485)     (42,718)    (58,552)
                                                              ------------  ------------  -----------  ----------
  Change in shares...........................................       51,468    (1,599,495)     356,103     (25,610)
                                                              ============  ============  ===========  ==========

--------
* Includes accumulated (distributions in excess of) net investment income of $(2), $(20), $4,855 and $1,676, respectively.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2002

 Principal                                                           Fair
  Amount                    Security Description                     Value
------------ ---------------------------------------------------  ------------
U.S. Treasury Bills (37.6%):
$230,000,000 1.79%*, 9/26/02..................................... $229,733,958
                                                                  ------------
 Total U.S. Treasury Bills                                         229,733,958
                                                                  ------------
Repurchase Agreements (62.5%):
  25,000,000 Bear Stearns Cos., Inc., 1.82%, 9/3/02, (Purchased
              on 8/30/02, proceeds at maturity $25,005,056,
              collateralized by U.S. Treasury Securities, fair
              value $26,763,282).................................   25,000,000
 140,000,000 Deutsche Bank, 1.82%, 9/3/02, (Purchased on
              8/30/02, proceeds at maturity $140,028,311,
              collateralized by U.S. Treasury Securities, fair
              value $140,000,253)................................  140,000,000
 142,611,545 J.P. Morgan Chase & Co., 1.82%, 9/3/02, (Purchased
              on 8/30/02, proceeds at maturity $142,640,384,
              collateralized by U.S. Treasury Securities, fair
              value $145,464,561)................................  142,611,545

--------
(a) Cost and fair value for federal income tax and financial reporting purposes are the same.
*  Effective yield at purchase.

 Principal                                                           Fair
  Amount                   Security Description                      Value
----------- ---------------------------------------------------  ------------
Repurchase Agreements, continued:
$25,000,000 Merrill Lynch & Co., Inc., 1.70%, 9/3/02,
             (Purchased on 8/30/02, proceeds at maturity
             $25,004,722, collateralized by U.S. Treasury
             Securities, fair value $25,503,548)................ $ 25,000,000
 25,000,000 SG Cowen, 1.82%, 9/3/02, (Purchased on 8/30/02,
             proceeds at maturity $25,005,056, collateralized
             by U.S. Treasury Securities, fair value
             $25,025,983).......................................   25,000,000
 25,000,000 UBS Warburg, 1.82%, 9/3/02, (Purchased on 8/30/02,
             proceeds at maturity $25,005,056, collateralized
             by U.S. Treasury Securities, fair value
             $25,475,162).......................................   25,000,000
                                                                 ------------
 Total Repurchase Agreements                                      382,611,545
                                                                 ------------
 Total Investments (Cost $612,345,503)(a)--100.1%                 612,345,503
 Liabilities in excess of other assets--(0.1)%                       (777,589)
                                                                 ------------
 Net Assets--100.0%                                              $611,567,914
                                                                 ============

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Institutional U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


 Principal                                                            Fair
  Amount                    Security Description                      Value
----------- -----------------------------------------------------  -----------
U.S. Treasury Bills (66.0%):
$35,000,000 1.79%*, 9/26/02....................................... $34,959,410
                                                                   -----------
 Total U.S. Treasury Bills                                          34,959,410
                                                                   -----------
Repurchase Agreements (34.2%):
 10,000,000 Deutsche Bank, 1.82%, 9/3/02, (Purchased on 8/30/02,
             proceeds at maturity $10,002,022, collateralized by
             U.S. Treasury Securities, fair value $10,000,018)....  10,000,000
  8,135,128 J.P. Morgan Chase & Co., 1.82%, 9/3/02, (Purchased on
             8/30/02, proceeds at maturity $8,136,774,
             collateralized by U.S. Treasury Securities, fair
             value $8,297,875)....................................   8,135,128
                                                                   -----------
 Total Repurchase Agreements                                        18,135,128
                                                                   -----------
 Total Investments (Cost $53,094,538)(a)--100.2%                    53,094,538
 Liabilities in excess of other assets--(0.2)%                         (89,672)
                                                                   -----------
 Net Assets--100.0%                                                $53,004,866
                                                                   ===========

--------
(a) Cost and fair value for federal income tax and financial reporting purposes are the same.
*   Effective yield at purchase.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- ------------
Commercial Paper (16.8%):
Banking (3.3%):
$ 5,250,000 ABN-AMRO National Finance
             Corp., 1.73%, 9/16/02(b)**........ $  5,246,209
  5,000,000 Fortis Funding, 1.75%, 9/23/02.....    4,994,653
  7,500,000 Societe Generale, 1.74%, 11/1/02...    7,477,887
  7,000,000 UBS Finance, 1.83%, 9/5/02.........    6,998,577
  5,000,000 Wells Fargo, 1.71%, 10/11/02.......    4,990,500
                                                ------------
                                                  29,707,826
                                                ------------
Beverages (0.5%):
    700,000 Coca-Cola Co., 1.76%, 9/5/02.......      699,863
  4,000,000 Coca-Cola Co., 1.73%, 9/20/02......    3,996,348
                                                ------------
                                                   4,696,211
                                                ------------
Chemicals (0.8%):
  7,500,000 BASF AG, 1.66%, 10/2/02(b)**.......    7,489,279
                                                ------------
Financial Services (5.1%):
  7,500,000 Abbey National PLC,
             1.71%, 9/4/02.....................    7,498,931
 10,000,000 Allianz Finance Corp,
             1.77%, 10/28/02(b)**..............    9,971,974
  5,000,000 American Express Credit Corp.,
             1.74%, 9/27/02....................    4,993,717
  5,000,000 Barclays Funding Corp.,
             1.79%, 9/13/02....................    5,000,016
  5,000,000 Credit Suisse First Boston,
             2.07%, 12/12/02(b)*...............    5,002,064
  5,000,000 General Electric Capital Corp.,
             1.75%, 9/16/02....................    4,996,354
  5,000,000 General Electric Capital Corp.,
             1.75%, 10/31/02...................    4,985,417
  2,723,000 Merrill Lynch & Co., Inc.,
             1.70%, 9/3/02.....................    2,722,743
                                                ------------
                                                  45,171,216
                                                ------------
Food Products & Services (1.3%):
  6,000,000 Nestle Capital, 1.72%, 9/16/02(b)**    5,995,700
    800,000 Nestle Capital, 1.80%, 10/9/02(b)**      798,480
  5,000,000 Unilever Capital Corp.,
             1.68%, 9/27/02(b)**...............    4,993,933
                                                ------------
                                                  11,788,113
                                                ------------
Insurance (1.5%):
  5,000,000 American International Group
             Funding, 1.75%, 9/19/02...........    4,995,625
  5,000,000 American International Group
             Funding, 1.74%, 10/3/02...........    4,992,267
  1,500,000 ING America Insurance,
             1.75%, 9/6/02.....................    1,499,635

 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ ------------
Commercial Paper, continued:
Insurance, continued:
$ 1,636,000 ING America Insurance,
             1.74%, 11/15/02.................... $  1,630,070
                                                 ------------
                                                   13,117,597
                                                 ------------
Oil--Integrated Companies (2.2%):
  5,000,000 BP Amoco, 2.44%, 12/6/02............    4,967,467
  7,500,000 Chevron Texaco Corp.,
             1.72%, 9/26/02.....................    7,491,042
  7,500,000 Total Fina Elf SA, 1.72%, 9/20/02(b)    7,493,191
                                                 ------------
                                                   19,951,700
                                                 ------------
Pharmaceuticals (1.5%):
    700,000 Abbott Laboratories,
             1.75%, 10/9/02(b)**................      698,707
  1,250,000 Glaxo Wellcome PLC,
             1.70%, 9/5/02(b)**.................    1,249,764
 10,000,000 Merck & Co., Inc., 1.71%,
             9/27/02............................    9,987,650
    725,000 Novartis AG Finance,
             1.75%, 9/10/02(b)**................      724,683
    718,000 Novartis AG Finance,
             1.75%, 9/13/02(b)**................      717,581
                                                 ------------
                                                   13,378,385
                                                 ------------
Retail (0.6%):
  5,000,000 Wal-Mart Stores, Inc.,
             1.70%, 9/10/02.....................    4,997,875
                                                 ------------
  Total Commercial Paper                          150,298,202
                                                 ------------
U.S. Government Agencies (44.1%):
Fannie Mae (12.2%):
 25,000,000 1.78%, 9/5/02*......................   24,999,942
    700,000 6.38%, 10/15/02.....................      703,627
    250,000 6.31%, 11/5/02......................      251,983
  5,000,000 7.05%, 11/12/02.....................    5,045,076
    930,000 6.25%, 11/15/02.....................      937,819
 40,000,000 1.69%, 12/5/02*.....................   39,998,224
 20,000,000 1.79%, 12/6/02*.....................   19,998,365
 15,000,000 1.95%, 1/23/03......................   14,883,000
  2,603,000 5.75%, 4/15/03......................    2,658,034
                                                 ------------
                                                  109,476,070
                                                 ------------
Federal Farm Credit Bank (6.6%):
 10,000,000 1.76%, 9/3/02.......................    9,999,989
 20,000,000 2.20%, 10/1/02......................   20,000,001
 15,000,000 2.00%, 11/1/02......................   15,000,000
 10,000,000 1.73%, 1/2/03.......................    9,999,335
  2,200,000 5.55%, 3/12/03......................    2,232,223
  2,000,000 2.60%, 5/1/03.......................    2,000,143
                                                 ------------
                                                   59,231,691
                                                 ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Principal                                                             Fair
  Amount                     Security Description                      Value
----------- ------------------------------------------------------  ------------
U.S. Government Agencies, continued:
Federal Home Loan Bank (11.1%):
$ 7,000,000 5.13%, 1/13/03......................................... $  7,071,559
 10,000,000 1.85%, 1/14/03**.......................................    9,930,625
  8,615,000 1.66%, 2/3/03*.........................................    8,614,224
  5,000,000 2.30%, 3/7/03..........................................    4,997,212
 10,000,000 1.81%, 3/12/03*........................................    9,999,342
 10,000,000 2.09%, 4/15/03*........................................   10,000,000
  7,000,000 2.83%, 4/21/03.........................................    7,000,000
  6,000,000 3.05%, 4/22/03.........................................    6,000,000
  5,000,000 2.56%, 6/20/03.........................................    5,000,000
  2,025,000 2.25%, 7/30/03.........................................    2,025,000
  5,000,000 2.30%, 8/6/03..........................................    5,000,000
  6,000,000 2.15%, 8/13/03.........................................    5,999,111
 12,000,000 2.15%, 8/13/03.........................................   12,000,001
  5,000,000 2.25%, 8/14/03.........................................    5,000,000
                                                                    ------------
                                                                      98,637,074
                                                                    ------------
Freddie Mac (6.1%):
 25,000,000 2.00%, 10/9/02**.......................................   24,945,375
 20,000,000 5.00%, 2/28/03.........................................   20,259,859
  5,000,000 4.75%, 3/15/03.........................................    5,055,317
  3,623,000 7.38%, 5/15/03.........................................    3,748,103
                                                                    ------------
                                                                      54,008,654
                                                                    ------------
Student Loan Marketing Assoc. (8.1%):
 15,000,000 1.69%, 11/21/02*.......................................   15,000,000
 30,000,000 1.69%, 1/16/03*........................................   30,000,000
 10,000,000 2.25%, 1/27/03.........................................    9,999,278
 10,000,000 2.45%, 2/28/03.........................................   10,000,000
  7,000,000 2.38%, 7/25/03.........................................    7,000,000
                                                                    ------------
                                                                      71,999,278
                                                                    ------------
  Total U.S. Government Agencies                                     393,352,767
                                                                    ------------
U.S. Treasury Bills** (10.6%):
 10,000,000 1.66%, 9/5/02..........................................    9,998,161
 10,000,000 1.65%, 9/12/02.........................................    9,994,958
 15,000,000 1.63%, 9/19/02.........................................   14,987,775
 15,000,000 1.60%, 9/26/02.........................................   14,983,385
 15,000,000 1.63%, 10/3/02.........................................   14,978,267

 Principal                                                             Fair
  Amount                     Security Description                      Value
----------- ------------------------------------------------------  ------------
U.S. Treasury Bills**, continued:
$15,000,000 1.61%, 10/17/02........................................ $ 14,969,142
 15,000,000 1.60%, 10/24/02........................................   14,964,667
                                                                    ------------
  Total U.S. Treasury Bills                                           94,876,355
                                                                    ------------
U.S. Treasury Notes** (2.3%):
 10,000,000 4.75%, 1/31/03.........................................   10,114,940
 10,000,000 5.50%, 1/31/03.........................................   10,126,752
                                                                    ------------
  Total U.S. Treasury Notes                                           20,241,692
                                                                    ------------
Repurchase Agreements (26.1%):
 30,000,000 Bear Stearns Cos., Inc., 1.87%, 9/3/02, (Purchased on
             8/30/02, proceeds at maturity $30,006,233,
             collateralized by U.S. Treasury Securities, fair
             value $31,834,198)....................................   30,000,000
 85,000,000 Deutsche Bank, 1.85%, 9/3/02, (Purchased on 8/30/02,
             proceeds at maturity $85,017,472 collateralized by
             Fannie Mae Securities, fair value $86,700,474)........   85,000,000
 88,213,465 J.P. Morgan Chase & Co., 1.87%, 9/3/02, (Purchased on
             8/30/02, proceeds at maturity $88,231,794,
             collateralized by U.S. Government Agency Securities,
             fair value $89,447,546)...............................   88,213,465
 30,000,000 Morgan Stanley Dean Witter & Co., 1.82%, 9/3/02,
             (Purchased on 8/30/02, proceeds at maturity
             $30,006,067, collateralized by Fannie Mae Securities,
             fair value $30,656,837)...............................   30,000,000
                                                                    ------------
  Total Repurchase Agreements                                        233,213,465
                                                                    ------------
  Total Investments
   (Cost $891,982,481)(a)--99.9%                                     891,982,481
  Other assets in excess of liabilities--0.1%                            494,811
                                                                    ------------
  Net Assets--100.0%                                                $892,477,292
                                                                    ============

--------
(a) Cost and fair value for federal income tax and financial reporting purposes are the same.
(b) Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2002. The date presented reflects the next rate change date.
**  Effective yield at purchase.
AG--Aktiengresellschaft (West German Stock Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


 Shares
   or
Principal               Security                    Fair
 Amount                Description                  Value
--------- -------------------------------------- -----------
Alternative Minimum Tax Paper (2.5%):
Illinois (1.0%):
$350,000  Chicago O'Hare International Airport,
           Revenue Refunding, Series A,
           5.60%, 1/1/07, Callable 1/1/03
           @ 102*, Insured by: MBIA............. $   359,758
                                                 -----------
Texas (1.5%):
 250,000  Texas State Student Loan, GO, 6.50%,
           8/1/07, Callable 11/22/02 @ 100*.....     250,990
 250,000  Texas State Student Loan, GO, 5.75%,
           8/1/08, Callable 8/1/04 @ 100*.......     260,678
                                                 -----------
                                                     511,668
                                                 -----------
  Total Alternative Minimum Tax Paper                871,426
                                                 -----------
Municipal Bonds (94.6%):
Alabama (1.5%):
 500,000  Montgomery Educational Building
           Facilities Authority Revenue,
           Faulkner University Project, 4.95%,
           10/1/14, Callable 10/1/08 @ 102*,
           Insured by: MBIA.....................     534,950
                                                 -----------
Alaska (1.6%):
 500,000  Alaska State Housing Financial Corp.,
           Series A, 6.10%, 12/1/06.............     553,110
                                                 -----------
California (1.6%):
 500,000  Folsom, School Facilities Project, GO,
           Series B, 6.00%, 8/1/06, Callable
           8/1/04 @ 102*, Insured by: FGIC......     546,365
                                                 -----------
Florida (1.5%):
 500,000  Jacksonville Electrical Authority
           Revenue, Water and Sewer System,
           Series A, 5.38%, 10/1/14, Callable
           10/1/02 @ 101*, Insured by: FGIC.....     505,550
                                                 -----------
Hawaii (1.6%):
 500,000  Hawaii State Refunding, GO, 5.13%,
           2/1/07, Insured by: FGIC-TCRS........     549,155
                                                 -----------
Illinois (13.4%):
 500,000  Chicago Park District Refunding, GO,
           5.45%, 1/1/04, Callable 1/1/03
           @ 102, Insured by: FGIC..............     516,255
 400,000  Chicago Park District Refunding, GO,
           Series A, 5.25%, 11/15/12, Callable
           11/15/08 @ 100*, Insured by: MBIA....     430,180
 250,000  Chicago Project & Referendum, GO,
           Series B, 5.13%, 1/1/13, Callable
           1/1/06 @ 102*, Insured by: FGIC......     263,393

 Shares
   or
Principal                Security                    Fair
 Amount                 Description                  Value
--------- --------------------------------------- -----------
Municipal Bonds, continued:
Illinois, continued:
$500,000  Chicago School Finance Authority
           Refunding, GO, Series A, 5.38%,
           6/1/08, Callable 6/1/03 @ 102*,
           Insured by: FGIC...................... $   517,900
 500,000  Hurst Euless Bedford Texas
           Independent School District, GO,
           4.70%, 8/15/13, Callable 8/15/08
           @ 100*, Insured by: PSF-GTD...........     519,460
 500,000  Illinois Development Finance
           Authority, Pollution Control
           Revenue Refunding, Commonwealth
           Edison Co., 5.70%, 1/15/09, Insured
           by: AMBAC.............................     565,390
 250,000  Illinois Health Facilities Authority
           Revenue, Edward Hospital Obligated
           Group--A, 5.50%, 2/15/15, Callable
           2/15/11 @ 101*, Insured by: FSA-CR....     272,083
 500,000  Illinois Health Facilities Authority
           Revenue, Methodist Medical Center,
           5.13%, 11/15/18, Callable 11/15/08
           @ 101*................................     511,600
 500,000  Illinois Health Facilities Revenue, OSF
           Healthcare System, 5.75%, 11/15/07,
           Callable 11/15/03 @ 102*..............     522,590
 285,000  Joliet Illinois Waterworks & Sewage
           Revenue, Series A, 5.00%, 1/1/14,
           Callable 1/1/12 @ 100*, Insured by:
           AMBAC.................................     306,777
 215,000  Kane County Illinois School District
           #129 Aurora West Side, GO, Series
           B, 4.70%, 2/1/15, Callable 2/1/12
           @ 100, Insured by: FGIC...............     223,116
                                                  -----------
                                                    4,648,744
                                                  -----------
Indiana (6.1%):
 500,000  Blackford County School Building
           Revenue, First Mortgage, 5.10%,
           1/15/16, Callable 7/15/06 @ 101*,
           Insured by: AMBAC, State Aid
           Withholding...........................     517,955
 450,000  Huntsville Alabama Water System
           Revenue, 4.70%, 11/1/13, Callable
           11/1/08 @ 101*........................     472,338
 600,000  Indiana State Office Building Revenue,
           Series B, 5.25%, 7/1/15, Callable
           7/1/03 @ 102*, Insured by:
           AMBAC.................................     613,259

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal               Security                    Fair
 Amount                Description                  Value
--------- -------------------------------------- -----------
Municipal Bonds, continued:
Indiana, continued:
$500,000  South Bend Water Works Revenue,
           4.75%, 1/1/12, Callable 1/1/06
           @ 101*, Insured by: FSA-CR........... $   517,385
                                                 -----------
                                                   2,120,937
                                                 -----------
Louisiana (1.5%):
 500,000  Louisiana Public Facilities Authority,
           Louisiana Water Co. Project, 5.45%,
           2/1/13, Callable 8/1/07 @ 100*,
           Insured by: AMBAC....................     535,065
                                                 -----------
Michigan (6.2%):
 550,000  Detroit Sewer Disposal Revenue, Series
           A, 5.25%, 7/1/15, Callable 7/1/05
           @ 101*, Insured by: MBIA.............     571,791
 500,000  Lake Orion, Michigan Community
           School District, GO, 5.00%, 5/1/16,
           Callable 5/1/12 @ 100*, Insured by:
           Q-SBLF...............................     529,045
 600,000  Michigan State Building Authority
           Revenue, Series I, 4.75%, 10/15/15,
           Callable 10/15/09 @ 100*.............     622,355
 400,000  Novi Michigan Special Assessment,
           4.75%, 10/1/14, Callable 10/1/08
           @ 100*, Insured by: AMBAC............     416,488
                                                 -----------
                                                   2,139,679
                                                 -----------
Minnesota (1.9%):
 110,000  Burnsville Minnesota Independent
           School District #191, GO, Series A,
           4.88%, 2/1/09, Callable 2/1/06
           @ 100*, Insured by: SD CRED PROG.....     116,815
 500,000  Will County ILL. School District #
           122, GO, Series B, 5.10%, 11/1/15,
           Callable 11/01/11 @ 100*,
           Insured by: FGIC.....................     528,775
                                                 -----------
                                                     645,590
                                                 -----------
Nevada (3.8%):
 250,000  Clark County, Series A, GO, 6.00%,
           7/1/06, Callable 7/1/03 @ 101*.......     261,518
 500,000  Las Vegas, Downtown Redevelopment
           Agency, Tax Increment Revenue
           Refunding, 5.40%, 6/1/07, Callable
           6/1/05 @ 101*, Insured by: FSA-CR....     535,415
 500,000  Reno Hospital Revenue, St. Mary's
           Regional Medical Center, 5.25%,
           5/15/07, Callable 5/15/03 @ 102*,
           Insured by: MBIA.....................     517,470
                                                 -----------
                                                   1,314,403
                                                 -----------

 Shares
   or
Principal               Security                   Fair
 Amount                Description                 Value
--------- ------------------------------------- -----------
Municipal Bonds, continued:
Ohio (1.5%):
$500,000  Ohio Municipal Electric Generation
           Agency, 5.375%, 2/15/13, Callable
           2/15/03 @ 102*, Insured by:
           AMBAC............................... $   513,150
                                                -----------
Oklahoma (12.7%):
 200,000  Edmond OK Public Works Authority
           Utility, 5.60%, 7/1/19, Callable
           7/1/09 @ 100*, Insured by:
           AMBAC...............................     213,416
 765,000  Edmond, Oklahoma Public Works
           Authority, Revenue Refunding,
           5.00%, 7/1/15, Callable 7/1/08
           @ 100*, Insured by: MBIA............     797,144
 365,000  Grand River Dam Authority Revenue,
           5.90%, 11/1/08, Callable 11/2/02
           @ 101*, ETM.........................     401,223
  35,000  Grand River Dam Authority
           Revenue,5.75%, 6/1/06, Insured by:
           FSA-CR..............................      39,173
 500,000  Oklahoma City Water Utilities
           Revenue, Series A, 5.00%, 7/1/16,
           Callable 7/1/09 @ 100*..............     520,815
 500,000  Oklahoma City, GO, 5.60%, 5/1/10,
           Callable 5/1/03 @ 100*..............     514,205
 500,000  Oklahoma State Housing Finance
           Agency, Multifamily Housing
           Revenue, Series A4, 5.50%, 11/1/25,
           Callable 5/1/05 @ 100*, Mandatory
           Put 11/1/05, FNMA Collateral........     529,085
 285,000  Oklahoma University Board of
           Regents, Series A, 5.50%, 6/1/16,
           Callable 6/1/11 @ 100*..............     312,978
 500,000  Tulsa Industrial Authority, Hospital
           Revenue, St. John's Medical Center
           Project, 5.70%, 2/15/04.............     529,055
 540,000  Tulsa Public Facilities Authority,
           Capital Improvement, Series 1988-B,
           5.70%, 3/1/05, Callable 3/1/03
           @ 102*..............................     558,322
                                                -----------
                                                  4,415,416
                                                -----------
Pennsylvania (3.4%):
 350,000  Bristol Township School District, GO,
           Series A, 5.25%, 2/15/09, Callable
           2/15/04 @ 100*, Insured by: MBIA,
           State Aid Withholding...............     365,803

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal               Security                   Fair
 Amount                Description                 Value
--------- ------------------------------------- -----------
Municipal Bonds, continued:
Pennsylvania, continued:
$500,000  Harrisburg Recovery Facilities
           Revenue, Series A, 5.00%, 9/1/12,
           Callable 9/1/08 @ 101*, Insured
           by: FSA-CR.......................... $   535,645
 250,000  Lackawanna County, GO, Series A,
           4.80%, 1/1/13, Callable 1/1/09
           @ 100*, Insured by: FGIC............     263,085
                                                -----------
                                                  1,164,533
                                                -----------
South Dakota (1.4%):
 460,000  South Dakota Housing Development
           Authority, Homeownership
           Mortgage, Series A, 5.70%, 5/1/08,
           Callable 5/1/06 @ 102*..............     494,698
                                                -----------
Texas (18.8%):
 555,000  Allen Texas, GO, 4.50%, 9/1/13,
           Callable 9/1/12 @ 100*, Insured by:
           AMBAC...............................     579,553
  50,000  Bay City Texas Independent School
           District, GO, 4.80%, 2/15/14,
           Callable, 2/15/08 @ 100*, Insured
           by: PSF-GTD, LOC: TX................      51,720
 250,000  Brownsville Utilities System, Revenue
           Refunding, 6.25%, 9/1/07, Callable
           9/1/02 @ 100*, Insured by: MBIA.....     250,973
 500,000  Dallas, Texas Independent School
           District, GO, 4.50%, 8/15/14,
           Callable 8/15/09 @ 100*, Insured by:
           PST-GTD.............................     513,210
 165,000  Del Rio, Texas, GO, Series B, 4.50%,
           7/1/16, Callable 7/1/12 @ 100*,
           Insured by: AMBAC...................     167,087
 100,000  Denton County Texas, GO, 5.20%,
           7/15/14, Callable 7/15/04 @ 100*,
           Insured by: FGIC....................     101,979
 500,000  Houston Refunding & Public
           Improvement, GO, Series A, 4.75%,
           3/1/17, Callable 3/1/09 @ 100*,
           Insured by: MBIA....................     508,670
 400,000  Houston Water & Sewer System,
           Revenue Refunding, Series B,
           6.10%, 12/1/05, Callable
           12/1/02 @ 102*......................     412,540
 500,000  Katy Independent School District, GO,
           Series A, 4.80%, 2/15/14, Callable
           2/15/08 @ 100*......................     517,200

 Shares
   or
Principal               Security                    Fair
 Amount                Description                  Value
--------- -------------------------------------- -----------
Municipal Bonds, continued:
Texas, continued:
$215,000  Lubbock, Texas Independent School
           District, GO, 4.50%, 2/15/16,
           Callable 2/15/12 @ 100*, Insured by:
           PSF-GTD.............................. $   217,642
 550,000  Pflugerville, GO, 4.75%, 8/1/20,
           Callable 8/1/13 @ 100*, Insured by:
           FGIC.................................     548,664
 350,000  Port Arthur Naval District Refunding,
           GO, 4.88%, 3/1/17, Callable 3/1/08
           @ 100*, Insured by: AMBAC............     356,507
 500,000  San Antonio, Texas Electric & Gas
           Revenue, 4.50%, 2/1/21, Callable
           2/1/09 @ 100*........................     478,825
  50,000  San Patricio, Texas Municipal Water
           District, 4.75%, 7/10/13, Callable
           7/10/09 @ 100*, Insured by:
           FSA-CR, LOC: TX......................      52,351
 500,000  Tarant County, Texas Water Control,
           4.50%, 3/1/11, Callable 3/1/03
           @ 100*, Insured by: AMBAC............     501,775
 500,000  Tarrant County Water Control,
           Revenue Bond, 4.75%, 3/1/12,
           Callable 3/1/03 @ 100*, Insured by:
           AMBAC................................     502,045
 400,000  Tomball Independent School District,
           GO, 4.75%, 2/15/16, Callable
           2/15/09 @ 100*.......................     409,144
 350,000  University of Texas Revenue, 4.38%,
           8/15/10, Callable 8/15/07 @ 100*.....     362,856
                                                 -----------
                                                   6,532,741
                                                 -----------
Utah (4.0%):
 250,000  Utah State, GO, Series A, 5.00%,
           7/1/12, Callable 7/1/08 @ 100*.......     276,295
 595,000  Utah State Housing Financial Agency,
           5.10%, 7/1/18, Callable 1/1/10
           @ 101.5*, Insured by: FHA/VA
           MTGS, LOC: UT........................     602,723
 500,000  Washington County, Utah School
           District St. George, Series A, 4.50%,
           3/1/15, Callable, 3/1/12
           @ 100*, Insured by: School Board
           Guarantee............................     512,835
                                                 -----------
                                                   1,391,853
                                                 -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal              Security                   Fair
 Amount               Description                 Value
--------- ------------------------------------ -----------
Municipal Bonds, continued:
Washington (9.8%):
$400,000  Grays Harbor County Public Utility,
           Revenue Bond, 5.13%, 1/1/14,
           Callable 1/1/07 @ 100*, Insured by:
           AMBAC.............................. $   416,436
 300,000  Seattle Drain & Wastewater, Revenue
           Refunding & Improvement, 5.00%,
           11/1/17, Callable 11/1/11 @100*,
           Insured by: FGIC...................     312,753
 500,000  Seattle Municipality Sewer Revenue,
           Series X, 5.50%, 1/1/16, Callable
           1/1/03 @ 102*, Insured by: FGIC....     516,965
 500,000  Washington State Health Care
           Facilities, Revenue Bond, 5.13%,
           12/1/12, Callable 12/1/07 @ 101*,
           Insured by: MBIA...................     529,955
 350,000  Washington State Health Care
           Facilities, Revenue Bond, 5.50%,
           11/15/13, Callable 11/15/08 @ 101*,
           Insured by: AMBAC..................     378,714
 550,000  Washington State Higher Education
           Facilities Authority, Revenue
           Refunding, Gonzaga University
           Project, 4.75%, 4/1/22, Callable
           4/1/08 @ 100*......................     534,941

 Shares
   or
Principal              Security                   Fair
 Amount               Description                 Value
--------- ------------------------------------ -----------
Municipal Bonds, continued:
Washington, continued:
$750,000  Washington State Public Improvement,
           GO, Series A, 4.50%, 7/1/23,
           Callable 7/1/08 @ 100*............. $   703,604
                                               -----------
                                                 3,393,368
                                               -----------
West Virginia (1.5%):
 500,000  Pleasants County Pollution Control
           Revenue, 4.70%, 11/1/07............     529,825
                                               -----------
Wisconsin (0.8%):
 250,000  Milwaukee County Wisconsin, GO,
           Series A, 5.00%, 10/1/14, Callable
           10/01/11 @ 100*....................     268,290
                                               -----------
  Total Municipal Bonds                         32,797,422
                                               -----------
Investment Companies (2.1%):
 745,002  SEI Institutional Tax-Free Fund.....     745,002
                                               -----------
  Total Investment Companies                       745,002
                                               -----------
  Total Investments
   (Cost $32,968,867)(a)--99.2%                 34,413,850
  Other assets in excess of liabilities--0.8%      266,222
                                               -----------
  Net Assets--100.0%                           $34,680,072
                                               ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from fair value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $1,451,993
                    Unrealized depreciation....     (7,010)
                                                ----------
                    Net unrealized appreciation $1,444,983
                                                ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA-CR--Financial Security Assurance Credit
GO--General Obligation Bond
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association
PSF-GTD--Public School Fund Guaranteed
PST-GTD--Public School Trust Guaranteed
Q-SBLF--Qualified School Bond Loan Fund
SD CRED PROG--Student Credit Program
TCRS--Transferable Custodial Receipts
TX--Texas
UT--Utah
VA MTGS--Veterans Administration Mortgages

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ -----------
Collateralized Mortgage Obligations (56.4%):
$    74,710 BA Mortgage Securities, Inc.,
             Series 1998-4, Class 2A3,
             6.50%, 8/25/13..................... $    74,544
     54,575 BA Mortgage Securities, Inc.,
             Series 1998-1, Class 1A2,
             6.75%, 5/25/28.....................      55,004
    215,525 BA Mortgage Securities, Inc., Series
             1997-2, Class 1A5
             7.25%, 10/25/27....................     216,889
     57,758 Bank of America Mortgage
             Securities, Series 2000-1,
             Class A4, 7.50%, 2/25/30...........      57,783
    280,127 Bear Stearns Mortgage Securities,
             Inc., Series 1993-10, Class A9,
             7.20%, 7/25/24.....................     279,508
      9,574 Chase Mortgage Finance Corp.,
             Series 1993-N, Class A5,
             6.75%, 11/25/24....................       9,560
    291,746 Chase Mortgage Finance Corp.,
             Series 1999-S5, Class A7,
             6.50%, 5/25/29.....................     294,579
     38,644 Chase Mortgage Finance Corp.,
             Series 2000-S1, Class A2,
             7.63%, 2/25/30.....................      38,681
     76,438 Citicorp Mortgage Securities, Inc.,
             Series 1993-7, Class A3,
             7.00%, 6/25/23.....................      77,557
     91,214 CMC Securities Corp. III,
             Series 1998-1, Class 2A,
             6.50%, 4/25/13.....................      94,050
     23,463 Countrywide Funding Corp.,
             Series 1994-13, Class A8,
             6.50%, 6/25/09.....................      23,995
    116,000 Countrywide Funding Corp.,
             Series 1994-17, Class A8,
             7.75%, 7/25/24.....................     118,072
     53,258 Countrywide Funding Corp.,
             Series 1994-17, Class A7,
             7.88%, 7/25/24.....................      53,172
     29,000 Countrywide Funding Corp.,
             Series 1994-19, Class A6,
             8.50%, 12/25/24....................      28,935
      4,453 Countrywide Home Loans,
             Series 1998-13, Class A1,
             6.75%, 8/25/28.....................       4,443
     14,923 Countrywide Home Loans,
             Series 2000-6, Class A14,
             7.75%, 12/25/30....................      14,923

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ -----------
Collateralized Mortgage Obligations, continued:
$    48,135 Countrywide Mortgage Backed
             Securities, Inc., Series 1993-E,
             Class A6, 6.50%, 1/25/24........... $    50,711
    325,335 Countrywide Mortgage Trust,
             Series 1993-1, Class A7,
             7.55%, 4/25/23.....................     325,263
      7,220 Fannie Mae, Series 1992-47, Class J,
             8.00%, 2/25/07.....................       7,422
      5,365 Fannie Mae, Series 1993-211,
             Class PG, 6.00%, 3/25/07...........       5,364
    244,862 Fannie Mae, Series 1992-196,
             Class J, 6.00%, 11/25/07...........     255,651
     42,786 Fannie Mae, Series 1993-85,
             Class H, 6.50%, 6/25/08............      44,081
     71,779 Fannie Mae, Series 1997-23,
             Class PE, 6.00%, 9/25/08...........      73,074
     75,000 Fannie Mae, Series 1993-191,
             Class PJ, 6.00%, 10/25/08..........      80,391
  1,000,000 Fannie Mae, Series 1999-1, Class K,
             5.50%, 12/25/08....................   1,045,859
    100,000 Fannie Mae, Series 1992-124,
             Class D, 7.00%, 4/25/10............     103,321
    121,000 Fannie Mae, Series 1996-9, Class H,
             6.50%, 11/25/13....................     128,202
    520,345 Fannie Mae, Series 1999-19, Class J,
             6.50%, 5/25/14.....................     522,828
     33,234 Fannie Mae, Series 1993-44,
             Class PH, 6.75%, 5/25/19...........      33,781
    212,108 Fannie Mae, Series 1992-188,
             Class PJ, 7.50%, 10/25/19..........     215,347
      5,585 Fannie Mae, Series G92-15, Class G,
             7.00%, 4/25/20.....................       5,578
     63,146 Fannie Mae, Series 1991-14,
             Class H, 7.00%, 10/25/20...........      64,064
      4,922 Fannie Mae, Series 1992-34,
             Class GA, 8.00%, 6/25/21...........       4,913
     17,897 Fannie Mae, Series 1996-8, Class E,
             7.50%, 8/25/21.....................      17,910
      9,652 Fannie Mae, Series 1991-108,
             Class J, 7.00%, 9/25/21............      10,304
     53,446 Fannie Mae, Series 1992-161,
             Class G, 7.50%, 11/25/21...........      54,038
     44,896 Fannie Mae, Series 1992-49,
             Class KA, 8.00%, 11/25/21..........      45,371
  1,434,161 Fannie Mae, Series 1991-165,
             Class L, 7.50%, 12/25/21...........   1,549,611
     95,168 Fannie Mae, Series 1992-11,
             Class E, 8.00%, 12/25/21...........     102,011

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ -----------
Collateralized Mortgage Obligations, continued:
$    43,098 Fannie Mae, Series 1992-125,
             Class K, 7.00%, 1/25/22............ $    43,368
     23,520 Fannie Mae, Series 1993-9,
             Class PH, 7.00%, 1/25/22...........      23,898
    129,087 Fannie Mae, Series 1992-34,
             Class G, 8.00%, 3/25/22............     138,629
     57,086 Fannie Mae, Series 1993-122,
             Class K, 6.50%, 4/25/22............      57,589
     37,954 Fannie Mae, Series 1992-82,
             Class E, 7.00%, 4/25/22............      40,295
     48,932 Fannie Mae, Series 1992-149,
             Class G, 7.00%, 6/25/22............      50,615
     49,221 Fannie Mae, 6.00%, 9/25/22,
             Series 1993-75, Class C............      50,092
     97,163 Fannie Mae, Series 1992-172,
             Class K, 7.00%, 9/25/22............      99,200
     60,013 Fannie Mae, Series G92-61, Class G,
             7.00%, 10/25/22....................      62,418
     54,022 Fannie Mae, Series 1992-195,
             Class C, 7.50%, 10/25/22...........      57,327
    205,822 Fannie Mae, Series 1993-252,
             Class M, 6.50%, 5/25/23............     215,319
    270,000 Fannie Mae, Series 1993-225,
             Class ND, 6.50%, 12/25/23..........     282,844
     10,924 Fannie Mae, Series 1993-223,
             Class K, 6.50%, 12/25/23...........      10,914
  1,205,948 Fannie Mae, Series 1997-60,
             Class PD, 6.50%, 1/18/24...........   1,214,824
     10,565 Fannie Mae, Series 1997-55,
             Class A, 7.00%, 3/18/26............      10,656
    310,986 Fannie Mae, Series 1998-24, Class J,
             6.50%, 5/18/28.....................     312,237
     79,000 Fannie Mae, Series 1997-17,
             Class LL, 7.25%, 7/18/26...........      80,864
     65,000 Fannie Mae, Series 1997-28,
             Class LL, 7.50%, 2/20/26...........      66,147
    543,735 Fannie Mae, Series 1997-81,
             Class PC, 5.00%, 4/18/27...........     556,832
    142,000 Fannie Mae, Series 1998-30,
             Class B, 6.50%, 8/20/24............     145,104
    254,000 Fannie Mae, Series 2001-53,
             Class PE, 6.50%, 10/25/24..........     261,306
  4,654,448 Fannie Mae, Series 2002-38,
             Class AB, 6.00%, 6/25/17...........   4,672,790
     92,442 Fannie Mae, Series G94-2, Class D,
             6.45%, 1/25/24.....................      98,108
     29,930 Freddie Mac, Series 1106, Class E,
             7.50%, 7/15/06.....................      29,911

  Shares
    or
 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$    26,453 Freddie Mac, Series 1203, Class H,
             6.00%, 1/15/07.................... $    26,991
     37,000 Freddie Mac, Series 1458, Class K,
             7.00%, 1/15/08....................      40,043
     17,043 Freddie Mac, Series 1475, Class O,
             7.00%, 2/15/08....................      17,278
    500,000 Freddie Mac, Series MTN, 6.00%,
             9/18/08...........................     500,688
    101,698 Freddie Mac, Series 1679, Class H,
             6.00%, 11/15/08...................     104,795
        277 Freddie Mac, Series 1647, Class B,
             6.50%, 11/15/08...................         281
    113,771 Freddie Mac, Series 1992, Class C,
             6.00%, 3/15/11....................     116,340
     88,216 Freddie Mac, Series 2315, Class WD
             5.75%, 5/15/11....................      88,499
  3,237,265 Freddie Mac, Series 2320, Class TC,
             6.00%, 12/15/11...................   3,252,901
    551,696 Freddie Mac, Series 2102, Class AJ,
             6.00%, 9/15/13....................     555,894
    409,818 Freddie Mac, Series 2301, Class A
             6.00%, 10/15/13...................     412,535
    533,473 Freddie Mac, Series 2129, Class BG,
             6.25%, 2/15/14....................     535,264
      6,027 Freddie Mac, Series 1552, Class F,
             6.00%, 6/15/19....................       6,024
    731,615 Freddie Mac, Series 33, Class D,
             8.00%, 4/15/20....................     768,861
     81,000 Freddie Mac, Series 2362, Class PE,
             6.00%, 7/15/20....................      83,751
     12,729 Freddie Mac, Series 1035, Class F,
             7.00%, 12/15/20...................      12,835
     77,659 Freddie Mac, Series 114, Class H,
             6.95%, 1/15/21....................      80,743
  1,112,845 Freddie Mac, Series 85, Class C,
             8.60%, 1/15/21....................   1,171,634
     25,784 Freddie Mac, Series 115, Class I,
             7.00%, 2/15/21....................      26,571
      1,722 Freddie Mac, Series 1394, Class GB,
             7.00%, 3/15/21....................       1,720
     17,345 Freddie Mac, Series 1603, Class F,
             5.75%, 4/15/21....................      17,369
     34,792 Freddie Mac, Series 139, Class G,
             7.00%, 4/15/21....................      35,748
    113,651 Freddie Mac, Series 1212, Class H,
             8.00%, 8/15/21....................     115,158
     82,781 Freddie Mac, Series 1674, Class B,
             6.05%, 10/15/21...................      83,613

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   207,592 Freddie Mac, Series 1173, Class E,
             6.50%, 11/15/21................... $   217,001
    128,738 Freddie Mac, Series 1163, Class JA,
             7.00%, 11/15/21...................     135,189
      9,535 Freddie Mac, Series 1599, Class B,
             6.00%, 1/15/22....................       9,621
    110,575 Freddie Mac, Series 1217, Class I,
             7.00%, 3/15/22....................     116,394
     61,731 Freddie Mac, Series 1622, Class C,
             6.25%, 4/15/22....................      62,504
     96,392 Freddie Mac, Series 1518, Class E,
             7.00%, 4/15/22....................      99,022
    107,358 Freddie Mac, Series 1534, Class G,
             6.00%, 5/15/22....................     109,652
    100,000 Freddie Mac, Series 1548, Class E,
             7.00%, 5/15/22....................     106,226
     81,730 Freddie Mac, Series 1614, Class O,
             6.50%, 7/15/22....................      84,338
    121,502 Freddie Mac, Series 1384, Class C,
             7.00%, 7/15/22....................     126,040
    121,779 Freddie Mac, Series 1312, Class I,
             8.00%, 7/15/22....................     130,865
     64,778 Freddie Mac, Series 1486, Class C,
             7.00%, 11/15/22...................      66,196
    119,978 Freddie Mac, Series 1474, Class E,
             7.00%, 2/15/23....................     125,380
    234,000 Freddie Mac, Series 1643, Class E,
             6.50%, 5/15/23....................     248,928
     43,000 Freddie Mac, Series 1629, Class OA,
             6.00%, 6/15/23....................      45,446
    156,655 Freddie Mac, Series 1543, Class XV,
             7.00%, 7/15/23....................     158,612
     78,421 Freddie Mac, Series 1694, Class N,
             6.50%, 10/15/23...................      79,641
     55,000 Freddie Mac, Series 2082, Class PE,
             6.00%, 11/15/23...................      56,213
     77,737 Freddie Mac, Series 1634, Class D,
             6.00%, 12/15/23...................      78,298
    103,040 Freddie Mac, Series 1675, Class M,
             6.50%, 12/15/23...................     108,121
     64,000 Freddie Mac, Series 1653, Class D,
             6.75%, 1/15/24....................      68,623
    394,747 Freddie Mac, Series 1669, Class L,
             6.50%, 2/15/24....................     411,963
     55,969 Freddie Mac, Series 1806, Class C,
             6.50%, 5/15/25....................      57,930
      8,629 Freddie Mac, Series 1932, Class B,
             7.00%, 6/15/25....................       8,630

  Shares
    or
 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   123,404 Freddie Mac, Series 1983, Class U,
             7.00%, 11/17/25................... $   123,514
    172,373 Freddie Mac, Series 2152, Class AC,
             7.50%, 1/15/26....................     176,678
    683,160 Freddie Mac, Series 2333, Class EH
             6.50%, 6/15/26....................     699,818
     31,000 Freddie Mac, Series 53, Class A,
             7.13%, 7/20/26....................      32,793
     47,750 Freddie Mac, Series 2149, Class EA,
             6.50%, 9/15/26....................      49,043
      7,102 Freddie Mac, Series 2209, Class TA,
             7.50%, 1/15/27....................       7,136
    460,000 Freddie Mac, Series 2248, Class GB,
             7.00%, 12/15/27...................     463,780
     16,949 Freddie Mac, Series 2254, Class MC,
             7.50%, 9/15/28....................      16,954
    387,249 Freddie Mac, Series 2360,
             Class GM, 6.50%, 6/15/29..........     396,815
     50,000 Freddie Mac, Series 1611, Class I,
             6.00%, 2/15/23....................      52,818
     55,000 Freddie Mac, Series 2054, Class PC,
             6.25%, 7/15/22....................      56,162
    266,111 Freddie Mac, Series 2320, Class QA,
             6.00%, 12/15/11...................     267,367
    827,377 Freddie Mac, Series 2325, Class AB,
             6.25%, 6/15/13....................     830,804
  1,297,555 Freddie Mac, Series 2332, Class BA,
             6.25%, 7/15/11....................   1,302,875
  1,791,686 Freddie Mac, Series 2433, Class TD,
             6.00%, 12/15/12...................   1,803,584
  2,442,655 Freddie Mac, Series 2448, Class CM,
             5.75%, 12/15/12...................   2,458,743
 11,325,734 Freddie Mac, Series 2449,
             Class MG, 5.75%, 12/15/12.........  11,365,425
  6,629,965 Freddie Mac, Series 2458, Class EQ,
             5.50%, 6/15/17....................   6,621,437
  1,000,000 Freddie Mac, Series 2466, Class AB,
             6.00%, 6/15/32....................     998,696
     30,824 General Electric Capital Mortgage
             Services, Inc., Series 1998-7,
             Class A, 6.50%, 4/25/13...........      31,698
     20,887 General Electric Capital Mortgage
             Services, Inc., Series 1993-12,
             Class A2, 6.50%, 10/25/23.........      21,132
    342,000 General Electric Capital Mortgage
             Services, Inc., Series 1993-16,
             Class A11, 6.00%, 12/25/23........     345,054

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ -----------
Collateralized Mortgage Obligations, continued:
$    14,129 General Electric Capital Mortgage
             Services, Inc., Series 1998-6,
             Class 2A5, 6.75%, 3/25/28.......... $    14,145
  1,800,000 General Electric Capital Mortgage
             Services, Inc., Series 1998-9,
             Class A11, 6.75%, 6/25/28..........   1,814,130
  3,400,467 General Electric Capital Mortgage
             Services, Inc., Series 1998-25,
             Class A5, 6.00%, 12/25/28..........   3,436,512
     32,342 General Electric Capital Mortgage
             Services, Inc., Series 1998-1,
             Class A2, 6.75%, 1/25/13...........      32,664
     47,067 General Electric Capital Mortgage
             Services, Inc., Series 1999-5,
             Class A10, 6.50%, 5/25/29..........      47,428
    146,000 Government National Mortgage
             Assoc., Series 1998-6, Class C,
             6.50%, 3/20/25.....................     149,933
    250,000 Government National Mortgage
             Assoc., Series 1998-1, Class PD,
             6.25%, 8/20/27.....................     259,710
     33,818 Government National Mortgage
             Assoc., Series 1999-33, Class H,
             7.50%, 1/20/26.....................      33,873
  5,714,973 Government National Mortgage
             Assoc., Series 2002-46, Class PA,
             6.00%, 3/20/32.....................   5,832,823
     63,338 Government National Mortgage
             Association, Series 2000-23,
             Class AC, 7.50%, 5/20/28...........      64,290
     29,557 Government National Mortgage
             Association, Series 2000-6,
             Class B, 7.50%, 9/20/26............      29,570
     54,137 Headlands Mortgage Securities, Inc.,
             Series 1997-5, Class A1,
             6.75%, 11/25/27....................      54,536
     15,350 Independent National Mortgage
             Corp., Series 1995-N, Class A5,
             7.50%, 10/25/25....................      15,317
     15,179 Investors Government National
             Mortgage Assoc., Mortgage
             Backed Securities Trust, Inc.,
             Series 1984-2, Class E,
             7.88%, 4/25/08.....................      15,675
    670,647 Norwest Asset Securities Corp.,
             Series 1999-6I, Class A1,
             6.00%, 3/25/29.....................     684,495
    103,352 Norwest Asset Securities Corp.,
             Series 1999-20, Class A13,
             6.75%, 8/25/29.....................     103,473

  Shares
    or
 Principal                 Security                    Fair
  Amount                  Description                  Value
----------- --------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   250,000 Norwest Asset Securities Corp.,
             Series 1998-6, Class A15,
             6.75%, 4/25/28........................ $   257,380
    233,906 PNC Mortgage Securities Corp.,
             Series 1998-11, Class 2A1,
             6.50%, 11/25/13.......................     240,483
    446,000 PNC Mortgage Securities Corp.,
             Series 1996-1, Class A9,
             7.75%, 6/25/26........................     455,228
    898,238 PNC Mortgage Securities Corp.,
             Series 1998-14, Class 1A7,
             6.25%, 1/25/29........................     909,960
     74,038 PNC Mortgage Securities Corp.,
             Series 1999-3, Class 4A1,
             6.75%, 4/25/29........................      74,372
  1,306,502 PNC Mortgage Securities Corp.
             Series 1999-5, Class 1A6,
             6.50%, 7/25/29 ,......................   1,345,678
     68,521 PNC Mortgage Securities Corp.,
             Series 2000-1, Class 1A3,
             7.50%, 2/25/30........................      68,904
    197,425 Prudential Home Mortgage Securities,
             Series 1992-29, Class A9,
             8.00%, 10/25/22.......................     207,441
     49,054 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10,
             7.75%, 2/25/23........................      48,974
    286,515 Prudential Home Mortgage Securities,
             Series 1993-43, Class A9,
             6.75%, 10/25/23.......................     290,444
    629,354 Prudential Home Mortgage Securities,
             Series 1994-2, Class A8,
             6.75%, 2/25/24........................     645,320
     14,797 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5,
             6.80%, 5/25/24........................      14,766
    500,000 Prudential Home Mortgage Securities,
             Series 1994-29, Class A6,
             7.00%, 10/25/24.......................     509,780
    112,805 Residential Accredit Loans, Inc.,
             Series 1998-QS16, Class A1,
             6.50%, 11/25/13.......................     116,055
    330,000 Residential Accredit Loans, Inc.,
             Series 1998-QS7, Class CB2,
             6.75%, 7/25/28........................     332,105
  1,600,000 Residential Asset Securitization Trust,
             Series 1998-A5, Class A5,
             6.75%, 6/25/28........................   1,650,293

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal                Security                   Fair
  Amount                 Description                 Value
----------- ------------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   119,761 Residential Funding Mortgage
             Securities I, Inc., Series 1999-S15,
             Class A2, 6.50%, 6/25/14............ $   124,049
    484,076 Residential Funding Mortgage
             Securities I, Inc., Series 1999-S25,
             Class A1, 6.75%, 12/25/14...........     499,726
     14,549 Residential Funding Mortgage
             Securities I, Inc., Series 1992-S2,
             Class A5, 8.00%, 1/25/23............      14,513
     73,577 Residential Funding Mortgage
             Securities I, Inc., Series 1994-S2,
             Class A5, 6.63%, 1/25/24............      74,094
    146,889 Residential Funding Mortgage
             Securities I, Inc., Series 1994-S9,
             Class A5, 6.50%, 3/25/24............     149,656
    407,698 Residential Funding Mortgage
             Securities I, Inc., Series 1996-S9,
             Class A10, 7.25%, 4/25/26...........     417,845
     98,505 Residential Funding Mortgage
             Securities I, Inc., Series 1996-S14,
             Class A10, 7.50%, 5/25/26...........      98,420
     49,418 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S8,
             Class A9, 7.50%, 6/25/27............      49,310
     64,038 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S9,
             Class A20, 7.50%, 7/25/27...........      64,072
    344,333 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S12,
             Class A18, 6.75%, 8/25/27...........     344,457
    260,292 Residential Funding Mortgage
             Securities I, Inc., Series 1998-S9,
             Class 2A5, 6.75%, 4/25/28...........     261,654
     74,174 Residential Funding Mortgage
             Securities I, Inc., Series 1998-S24,
             Class A3, 6.50%, 10/25/28...........      74,828
    488,612 Residential Funding Mortgage
             Securities I, Series 1999-S14,
             Class IA6, 6.50%, 6/25/29...........     488,827
     47,868 Residential Funding Mortgage
             Securities I, Series 1999-S21,
             Class A3, 7.25%, 10/25/29...........      48,138
     24,920 Residential Funding Mortgage
             Securities I, Series 2001-S1,
             Class A1, 7.00%, 1/25/16............      25,830
     77,598 Residential Funding Mortgage
             Securities, Series 1994-S1,
             Class A10, 6.75%, 1/25/24...........      79,106

  Shares
    or
 Principal                Security                 Fair
  Amount                 Description               Value
-----------   --------------------------------- -----------
Collateralized Mortgage Obligations, continued:
$   259,630   Securitized Asset Sales, Inc.,
               Series 1995-A, Class A6,
               8.125%, 3/25/24................. $   265,512
     27,000   Structured Mortgage Asset
               Residential Trust,
               Series 1992-12B, Class G,
               7.60%, 1/25/24..................      27,780
      8,574   The Money Store Home Equity
               Trust, Series 1992-B, Class A,
               6.90%, 7/15/07..................       8,564
                                                -----------
  Total Collateralized Mortgage Obligations      76,528,910
                                                -----------
Corporate Bonds (4.9%):
Banking (0.0%):
     50,000   Norwest Financial, Inc.,
               7.00%, 1/15/03..................      50,883
                                                -----------
Commodity contracts brokers, dealers (1.4%):
  1,770,000   Merrill Lynch & Co.,
               6.00%, 11/15/04.................   1,877,696
                                                -----------
Entertainment (0.0%):
     50,000   Sony Corp., 6.13%, 3/4/03........      51,000
                                                -----------
Financial--Leasing Company (1.1%):
  1,000,000   International Lease Finance Corp,
               5.40%, 6/1/04...................   1,024,890
    500,000   International Lease Finance Corp,
               5.70%, 7/3/06...................     515,705
                                                -----------
                                                  1,540,595
                                                -----------
Financial Services (1.6%):
  2,000,000   Citigroup, Inc., 4.13%, 6/30/05..   2,038,187
     50,000   Mellon Financial Co.,
               6.00%, 3/1/04...................      52,625
                                                -----------
                                                  2,090,812
                                                -----------
Telecommunications (0.8%):
    500,000   Bellsouth Corp., 7.75%, 2/15/10..     557,605
    500,000   SBC Communications, Inc.,
               6.25%, 3/15/11..................     519,385
                                                -----------
                                                  1,076,990
                                                -----------
  Total Corporate Bonds                           6,687,976
                                                -----------
U.S. Government Agencies (1.1%):
Freddie Mac (0.4%):
     70,538   6.00%, 4/1/03, Gold Pool #N96340.      71,898
    444,705   6.50%, 12/1/11, Gold Pool #E20275     466,643
                                                -----------
                                                    538,541
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal             Security                Fair
  Amount              Description              Value
-----------   ----------------------------  -----------
U.S. Government Agencies, continued:
Government National Mortgage Assoc. (0.7%):
$       684   7.25%, 10/15/03, Pool #2439.. $       695
      5,118   8.00%, 3/15/04, Pool #2387...       5,299
      6,638   8.00%, 5/15/04, Pool #3236...       6,872
      9,780   8.00%, 5/15/04, Pool #3229...      10,126
      9,388   7.25%, 2/15/05, Pool #5504...       9,744
     14,695   7.25%, 2/15/05, Pool #5719...      15,251
      4,288   7.25%, 3/15/05, Pool #6229...       4,450
     19,527   7.25%, 4/15/05, Pool #6423...      20,266
     11,807   8.00%, 5/15/05, Pool #5844...      12,386
     28,345   8.00%, 8/15/05, Pool #6711...      29,736
     18,953   7.25%, 11/15/05, Pool #8572..      19,670
     19,194   7.25%, 12/15/05, Pool #9018..      19,920
      8,076   7.25%, 12/15/05, Pool #9024..       8,381
     13,584   7.25%, 12/15/05, Pool #9546..      14,098
     22,276   7.25%, 12/15/05, Pool #8958..      23,164
     16,940   7.25%, 1/15/06, Pool #9377...      17,714
      6,871   7.25%, 1/15/06, Pool #9399...       7,185
     16,274   8.00%, 2/15/06, Pool #9208...      17,253
     27,852   8.00%, 8/15/06, Pool #11277..      29,529
      8,014   8.00%, 9/15/06, Pool #11926..       8,497
     20,627   8.00%, 10/15/06, Pool #13014.      21,868
     16,146   8.00%, 10/15/06, Pool #12265.      17,118
     18,571   8.00%, 10/15/06, Pool #11931.      19,689
     35,228   8.00%, 11/15/06, Pool #13173.      37,349
     21,943   8.00%, 11/15/06, Pool #13379.      23,264
     18,195   8.00%, 2/15/07, Pool #15008..      19,414
     21,363   8.00%, 8/15/07, Pool #18730..      22,794
     62,685   8.00%, 8/15/07, Pool #19641..      66,885
     14,693   8.00%, 9/15/07, Pool #19103..      15,677
     56,548   8.00%, 11/15/07, Pool #20059.      60,336
     18,904   8.00%, 11/15/07, Pool #21277.      20,170
     10,035   8.00%, 12/15/07, Pool #20455.      10,707
     34,755   8.00%, 12/15/07, Pool #14999.      37,083
     15,614   8.00%, 12/15/07, Pool #20866.      16,660
     53,572   8.00%, 2/15/08, Pool #23055..      57,351
      9,220   8.00%, 2/15/08, Pool #22610..       9,870

  Shares
    or
 Principal                Security                  Fair
  Amount                 Description                Value
 -----------     -----------------------------  ------------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
$     3,954     8.00%, 3/15/08, Pool #22438.... $      4,233
      4,820     6.50%, 7/15/23, Pool #350795...        5,044
      9,831     7.50%, 3/15/24, Pool #376439...       10,456
      7,028     7.00%, 4/20/24, Pool #1655.....        7,374
     14,544     6.50%, 12/15/25, Pool #414856..       15,186
     88,791     8.00%, 6/15/26, Pool #423563...       95,196
     11,110     7.00%, 11/20/26, Pool #2320....       11,626
                                                ------------
                                                     885,586
                                                ------------
  Total U.S. Government Agencies                   1,424,127
                                                ------------
U.S. Treasury Bills* (5.2%):
  5,500,000     1.79%, 9/26/02.................    5,493,366
  1,500,000     1.89%, 11/7/02.................    1,495,500
                                                ------------
  Total U.S. Treasury Bills                        6,988,866
                                                ------------
U.S. Treasury Notes* (32.2%):
 13,000,000     3.88%, 6/30/03.................   13,234,104
 15,600,000     2.75%, 10/31/03................   15,780,336
  1,000,000     4.25%, 11/15/03................    1,029,336
  6,600,000     3.63%, 3/31/04.................    6,770,412
  4,000,000     3.25%, 05/31/04................    4,083,436
  2,500,000     4.63%, 5/15/06.................    2,659,473
                                                ------------
  Total U.S. Treasury Notes                       43,557,097
                                                ------------
Investments in Affiliates (2.8%):
Investment Companies (2.8%):
  2,901,083     American Performance Cash
                 Management Fund...............    2,901,083
    878,390     American Performance U.S.
                 Treasury Fund.................      878,390
                                                ------------
  Total Investments in Affiliates                  3,779,473
                                                ------------
  Total Investments
   (Cost $137,285,617)(a)--102.6%                138,966,449
  Liabilities in excess of other assets--(2.6)%   (3,557,286)
                                                ------------
  Net Assets--100.0%                            $135,409,163
                                                ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $42,797. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $1,669,112
                    Unrealized depreciation....    (31,077)
                                                ----------
                    Net unrealized appreciation $1,638,035
                                                ==========

*  Effective yield at purchase.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


  Shares
    or
 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations (43.6%):
$   116,403 BA Mortgage Securities, Inc.,
             Series 1997-3, Class A3,
             7.00%, 1/25/28.................... $    117,059
     97,000 BA Mortgage Securities,Inc., Series
             1998-1, Class 1A3,
             6.75%, 5/25/28....................       98,971
    187,921 Chase Mortgage Finance Corp.,
             Series 1994-G, Class A8,
             7.50%, 4/25/25....................      192,002
    172,500 Chase Mortgage Finance Corp.,
             Series 1994-I, Class A6,
             7.75%, 6/25/25....................      175,025
     46,279 Chase Mortgage Finance Corp.,
             Series 1994-L, Class 2A5,
             9.00%, 11/25/25...................       46,176
    583,492 Chase Mortgage Finance Corp.,
             Series 1999-S5, Class A7,
             6.50%, 5/25/29....................      589,157
     36,551 Chase Mortgage Finance Corp.,
             Series 1999-S15, Class A6,
             7.50%, 1/25/30....................       36,571
    475,466 Citicorp Mortgage Securities, Inc.,
             Series 1993-1, Class A3,
             7.50%, 1/25/23....................      475,403
    314,595 Citicorp Mortgage Securities, Inc.,
             Series 1993-2, Class A6,
             7.50%, 3/25/23....................      319,990
    225,419 Citicorp Mortgage Securities, Inc.,
             Series 1998-2, Class A4,
             6.75%, 4/25/28....................      225,915
    112,064 CMC Securities Corp. IV, Series
             1997-2, Class IIA3,
             7.25%, 11/25/27...................      112,478
     29,453 Countrywide Funding Corp.,
             Series 1994-17, Class A7,
             7.88%, 7/25/24....................       29,405
    557,000 Countrywide Funding Corp.,
             Series 1994-17, Class A9,
             8.00%, 7/25/24....................      567,667
    117,355 Countrywide Funding Corp.,
             Series 1995-4, Class A7,
             7.50%, 9/25/25....................      117,869
    730,000 Countrywide Home Loans,
             Series 1998-15, Class A16,
             6.75%, 10/25/28...................      755,944
    359,519 Countrywide Home Loans,
             Series 1998-18, Class 2A4,
             6.75%, 11/25/28...................      365,354

  Shares
    or
 Principal              Security                  Fair
  Amount               Description                Value
----------- ---------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   186,728 Countrywide Home Loans,
             Series 2001-2, Class A1,
             7.00% 3/25/31.................... $    191,431
      3,000 Countrywide Mortgage Backed
             Securities, Inc., Series 1994-J,
             Class A7, 8.00%, 6/25/24.........        3,071
     55,085 Fannie Mae, Series 1992-188,
             Class PJ, 7.50%, 10/25/19........       55,926
     13,212 Fannie Mae, Series 1990-62,
             Class G, 9.00%, 6/25/20..........       14,648
    113,836 Fannie Mae, Series 1990-89,
             Class K, 6.50%, 7/25/20..........      120,788
     43,169 Fannie Mae, Series 1991-18,
             Class H, 8.50%, 3/25/21..........       47,618
     22,639 Fannie Mae, Series G-7,
             Class E, 8.90%, 3/25/21..........       25,133
    107,851 Fannie Mae, Series 1991-66,
             Class J, 8.13%, 6/25/21..........      117,609
     85,512 Fannie Mae, Series D-32,
             Class L, 8.00%, 10/25/21.........       93,111
     17,181 Fannie Mae, Series G-32,
             Class N, 8.10%, 10/25/21.........       18,748
     84,812 Fannie Mae, Series 1993-2,
             Class PK, 7.50%, 2/25/22.........       85,495
    232,398 Fannie Mae, Series 1992-31,
             Class M, 7.75%, 3/25/22..........      248,562
     77,000 Fannie Mae, Series 1993-60,
             Class D, 7.00%, 11/25/22.........       81,125
     40,000 Fannie Mae, Series G94-8, Class J,
             7.75%, 7/17/23...................       42,303
    153,235 Fannie Mae, Series 1993-155,
             Class M, 7.00%, 9/25/23..........      153,445
    413,333 Fannie Mae, Series 1994-29,
             Class B, 6.50%, 1/25/24..........      434,683
    838,086 Fannie Mae, Series 1994-40,
             Class 0, 6.50%, 3/25/24..........      852,006
    105,000 Fannie Mae, Series 1994-60,
             Class D, 7.00%, 4/25/24..........      106,472
    115,000 Fannie Mae, Series 1996-28,
             Class A, 7.00%, 9/25/23..........      116,962
     90,723 Fannie Mae, Series 2002-1,
             Class HE, 6.00%, 7/25/20.........       92,855
    511,421 Fannie Mae, Series 2002-27,
             Class GC, 6.00%, 5/25/17.........      513,184
  1,861,779 Fannie Mae, Series 2002-38,
             Class AB, 6.00%, 6/25/17.........    1,869,115
     35,000 Freddie Mac, Series 1176, Class H,
             8.00%, 12/15/06..................       37,759

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal               Security                  Fair
  Amount                Description                Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$ 2,086,763 Freddie Mac, Series 2320,
             Class TC, 6.00%, 12/15/11......... $  2,096,841
     76,813 Freddie Mac, Series 1052, Class G,
             7.50%, 3/15/21....................       79,128
     51,474 Freddie Mac, Series 138, Class E,
             8.07%, 7/15/21....................       53,606
     64,267 Freddie Mac, Series 1128, Class IB,
             7.00%, 8/15/21....................       65,939
     63,878 Freddie Mac, Series 1119, Class H,
             7.75%, 8/15/21....................       66,866
    125,882 Freddie Mac, Series 1264, Class I,
             8.30%, 4/15/22....................      135,498
    269,465 Freddie Mac, Series 1281, Class I,
             8.00%, 5/15/22....................      287,771
    278,000 Freddie Mac, Series 1310, Class J,
             8.00%, 6/15/22....................      299,204
    286,000 Freddie Mac, Series 1379, Class H,
             7.00%, 10/15/22...................      304,977
    161,000 Freddie Mac, Series 1670, Class D,
             7.00%, 11/15/22...................      171,056
     86,756 Freddie Mac, Series 1790, Class E,
             8.00%, 11/15/23...................       90,089
     63,506 Freddie Mac, Series 1795, Class B,
             7.00%, 12/15/23...................       64,107
    121,107 Freddie Mac, Series 1665, Class M,
             6.50%, 1/15/24....................      128,369
    176,939 Freddie Mac, Series 1720, Class B,
             7.50%, 1/15/24....................      182,479
    203,074 Freddie Mac, Series 1904, Class D,
             7.50%, 10/15/26...................      215,853
     81,000 Freddie Mac, Series 1552,
             Class HB, 6.50%, 11/15/22.........       84,676
    534,474 Freddie Mac, Series 2146,
             Class PK, 6.50%, 4/15/14..........      538,559
    551,585 Freddie Mac, Series 2325,
             Class AB, 6.25%, 6/15/13..........      553,869
    923,527 Freddie Mac, Series 2332,
             Class BA, 6.25%, 7/15/11..........      927,313
    978,539 Freddie Mac, Series 2419,
             Class QL, 5.50%, 3/15/17..........      973,863
  1,164,596 Freddie Mac, Series 2433,
             Class TD, 6.00%, 12/15/12.........    1,172,329
    999,015 Freddie Mac, Series 2458,
             Class EQ, 5.50%, 6/15/17..........      997,730
  1,000,000 Freddie Mac, Series 2466,
             Class AB, 6.00%, 6/15/32..........      998,696

  Shares
    or
 Principal              Security                 Fair
  Amount               Description               Value
----------- --------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   972,299 General Electric Capital Mortgage
             Services, Inc., Series 2000-1,
             Class A8, 7.50%, 8/25/21........ $    989,781
    217,226 General Electric Capital Mortgage
             Services, Inc., Series 1993-12,
             Class A2, 6.50%, 10/25/23.......      219,772
     68,342 General Electric Capital Mortgage
             Services, Inc., Series 1997-1,
             Class A14, 7.50%, 3/25/27.......       68,883
    108,166 General Electric Capital Mortgage
             Services, Inc., Series 1997-5,
             Class A2, 7.50%, 6/25/27........      108,355
      4,433 General Electric Capital Mortgage
             Services, Inc., Series 1998-2,
             Class A12, 7.00%, 1/25/28.......        4,423
  1,000,000 General Electric Capital Mortgage
             Services, Inc., Series 1998-9,
             Class A11, 6.75%, 6/25/28.......    1,007,850
  3,400,467 General Electric Capital Mortgage
             Services, Inc., Series 1998-25,
             Class A5, 6.00%, 12/25/28.......    3,436,511
     80,852 General Electric Capital Mortgage
             Services, Inc., Series 1999-2,
             Class A1, 6.50%, 4/25/29........       81,925
     68,991 General Electric Capital Mortgage
             Services, Inc., Series 2000-4,
             Class A2, 7.75%, 4/25/30........       69,051
     75,000 General Electric Capital Mortgage
             Services, INC., Series 1998-2
             Class A4, 7.00%, 1/25/28........       75,648
    500,000 Government National Mortgage
             Assoc., Series 1996-9, Class PD,
             7.00%, 1/20/25..................      517,530
     84,000 Government National Mortgage
             Assoc., Series 1998-13, Class B,
             6.50%, 12/20/25.................       86,722
    115,000 Government National Mortgage
             Assoc., Series 1999-1, Class G,
             6.50%, 7/20/26..................      118,737
    106,369 Government National Mortgage
             Assoc., Series 1996-20, Class D,
             7.50%, 9/16/26..................      113,397
  1,000,000 Government National Mortgage
             Assoc., Series 1998-1, Class PD,
             6.25%, 8/20/27..................    1,038,840
     16,887 Independent National Mortgage
             Corp., Series 1994-17, Class A5,
             8.38%, 10/25/24.................       16,851

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ ------------
Collateralized Mortgage Obligations, continued:
$   124,396 Independent National Mortgage
             Corp., Series 1994-T, Class A4,
             8.25%, 11/25/24.................... $    125,285
     35,000 Independent National Mortgage
             Corp., Series 1995-N, Class A4,
             7.50%, 10/25/25....................       34,923
     79,662 Independent National Mortgage
             Corp., Series 1996-A, Class A4,
             7.00%, 3/25/26.....................       79,485
     15,795 Norwest Asset Securities Corp.,
             Series 1997-18, Class A1,
             6.75%, 12/25/27....................       15,973
  1,644,309 Norwest Asset Securities Corp.,
             Series 1997-21, Class A7,
             7.00%, 1/25/28.....................    1,649,951
    141,000 Paine Webber Mortgage
             Acceptance Corp., Series 1994-5A,
             Class A5, 8.13%, 7/25/24...........      143,661
    221,000 Paine Webber Mortgage
             Acceptance Corp., Series 1998-1,
             Class A3, 7.00%, 9/25/28...........      221,625
    125,000 PNC Mortgage Securities Corp,
             Series 2000-4, Class 2A7,
             8.00%, 7/25/30.....................      128,841
    898,238 PNC Mortgage Securities Corp.,
             Series 1998-14, Class 1A7,
             6.25%, 1/25/29.....................      909,960
  2,075,641 PNC Mortgage Securities Corp.,
             Series 1999-9, Class 3A3,
             7.25%, 10/25/29....................    2,150,384
     66,478 Prudential Home Mortgage Securities,
             Series 1993-9, Class A11,
             7.50%, 3/25/08.....................       69,038
     77,560 Prudential Home Mortgage Securities,
             Series 1992-32, Class A9,
             7.45%, 10/25/22....................       77,384
    684,162 Prudential Home Mortgage Securities,
             Series 1992-33, Class A8,
             7.50%, 11/25/22....................      711,015
    499,663 Prudential Home Mortgage Securities,
             Series 1992-40, Class A10,
             7.50%, 12/25/22....................      498,419
  1,595,721 Prudential Home Mortgage Securities,
             Series 1992-43, Class A6,
             7.50%, 1/25/23.....................    1,593,040
     69,674 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10,
             7.75%, 2/25/23.....................       69,561

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                 Value
----------- ------------------------------------ ------------
Collateralized Mortgage Obligations, continued:
$   300,000 Prudential Home Mortgage Securities,
             Series 1993-19, Class A13,
             7.50%, 6/25/23..................... $    299,340
    286,515 Prudential Home Mortgage Securities,
             Series 1993-43, Class A9,
             6.75%, 10/25/23....................      290,444
    816,928 Prudential Home Mortgage Securities,
             Series 1993-44, Class A17,
             6.00%, 11/25/23....................      823,488
    500,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6,
             6.75%, 12/26/23....................      510,635
    517,000 Prudential Home Mortgage Securities,
             Series 1994-6, Class A6,
             6.50%, 2/25/24.....................      523,633
     59,186 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5,
             6.80%, 5/25/24.....................       59,065
    296,000 Prudential Home Mortgage Securities,
             Series 1994-18, Class A10,
             7.38%, 5/25/24.....................      304,492
    278,834 Prudential Home Mortgage Securities,
             Series 1994-18, Class A6,
             7.50%, 5/25/24.....................      280,555
    146,482 Prudential Home Mortgage Securities,
             Series 1994-22, Class A6,
             7.30%, 6/25/24.....................      146,304
     61,753 Prudential Home Mortgage Securities,
             Series 1994-27, Class A5,
             8.25%, 9/25/24.....................       61,618
    500,000 Prudential Home Mortgage Securities,
             Series 1994-29, Class A6,
             7.00%, 10/25/24....................      509,780
     88,389 Residential Accredit Loans, Inc.,
             Series 1997-QS1, Class A11,
             7.50%, 2/25/27.....................       90,067
      6,551 Residential Asset Securitization
             Trust, Series 2000-A3, Class A2,
             8.00%, 5/25/30.....................        6,626
     73,266 Residential Funding Mortgage
             Securities I, Inc., Series
             1992-S36, Class A4,
             6.75%, 11/25/07....................       73,926
    173,217 Residential Funding Mortgage
             Securities I, Inc., Series
             1996-S14, Class A15,
             7.50%, 5/25/26.....................      174,170
     35,608 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S3,
             Class A8, 7.30%, 2/25/27...........       35,623

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal                Security                   Fair
  Amount                 Description                 Value
----------- ------------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   344,333 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S12,
             Class A1 8, 6.75%, 8/25/27.......... $    344,457
    786,556 Residential Funding Mortgage
             Securities I, Inc., Series 1998-S9,
             Class 2A4, 6.75%, 4/25/28...........      790,292
    359,983 Securitized Asset Sales, Inc.,
             Series 1995-A, Class A12,
             7.75%, 3/25/24......................      367,050
  2,896,333 Wells Fargo Mortgage Backed
             Securities Trust, Series 2000-6,
             Class A4, 7.50%, 8/25/30............    2,951,913
                                                  ------------
  Total Collateralized Mortgage Obligations         45,112,152
                                                  ------------
Corporate Bonds (18.3%):
Banking (1.0%):
  1,000,000 Bank One Corp., 7.25%, 8/15/04.......    1,080,000
                                                  ------------
Brokerage Services (4.2%):
  2,000,000 Bear Stearns Co., Inc.,
             6.75%, 4/15/03......................    2,051,968
  1,500,000 Merrill Lynch & Co., Inc.,
             6.64%, 9/19/02......................    1,503,238
    750,000 Salomon Smith Barney Holdings,
             Inc., 6.88%, 6/15/05................      818,277
                                                  ------------
                                                     4,373,483
                                                  ------------
Financial--Leasing Company (1.5%):
  1,000,000 International Lease Finance Corp,
             5.40%, 6/1/04.......................    1,024,890
    500,000 International Lease Finance Corp,
             5.70%, 7/3/06.......................      515,705
                                                  ------------
                                                     1,540,595
                                                  ------------
Financial Services (7.0%):
    500,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28......................      473,417
  1,500,000 Citigroup Inc, 6.63%, 6/15/32........    1,558,125
  2,000,000 Commercial Credit Co.,
             6.38%, 9/15/02......................    2,003,689
  1,000,000 General Electric Capital
             Corp., 6.75%, 3/15/32...............    1,065,000
  1,000,000 General Motors Acceptance Corp.,
             6.63%, 10/1/02......................    1,003,176
  1,000,000 General Motors Acceptance Corp.,
             6.63%, 10/15/05.....................    1,030,741
                                                  ------------
                                                     7,134,148
                                                  ------------

  Shares
    or
 Principal              Security                 Fair
  Amount               Description               Value
----------- --------------------------------- ------------
Corporate Bonds, continued:
Leasing (1.5%):
$ 1,500,000 Hertz Corp., 6.00%, 1/15/03...... $  1,501,875
                                              ------------
Pharmaceuticals (1.0%):
    500,000 American Home Products Corp.,
             6.50%, 10/15/02.................      501,712
    500,000 Bristol-Meyers Squibb Co.,
             7.15%, 6/15/23..................      550,032
                                              ------------
                                                 1,051,744
                                              ------------
Telecommunications (2.1%):
  1,000,000 Bellsouth Corp., 7.75%, 2/15/10..    1,115,210
  1,000,000 SBC Communications, Inc.,
             6.25%, 3/15/11..................    1,038,770
                                              ------------
                                                 2,153,980
                                              ------------
  Total Corporate Bonds                         18,835,825
                                              ------------
Taxable Municipal Bonds (4.0%):
California (0.5%):
    500,000 Monrovia Redevelopment Agency
             Tax Allocation, 6.90%, 5/1/17,
             Callable 5/1/08 @ 102***,
             Insured by: AMBAC...............      536,875
                                              ------------
Georgia (1.0%):
  1,000,000 Atlanta & Fulton County
             Downtown Arena Project
             Revenue Bond, Recreational
             Facilities Improvements,
             7.00%, 12/1/28, Callable
             12/1/07 @ 102***, Insured by:
             FSA.............................    1,067,500
                                              ------------
Louisiana (2.1%):
  1,000,000 Orleans Parish School Board
             Refunding Bonds, Series A,
             6.45%, 2/1/05, Insured by:
             FGIC............................    1,086,250
  1,000,000 Orleans Parish School Board
             Refunding Bonds, Series A,
             6.50%, 2/1/06, Insured by:
             FGIC............................    1,105,000
                                              ------------
                                                 2,191,250
                                              ------------
Wisconsin (0.4%):
    345,000 Wisconsin State, GO, Series D,
             6.90%, 11/1/11, Callable 11/1/08
             @ 100***........................      381,656
                                              ------------
  Total Taxable Municipal Bonds                  4,177,281
                                              ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal             Security                Fair
  Amount              Description              Value
-----------  ------------------------------ ------------
U.S. Government Agencies (4.4%):
Fannie Mae (0.4%):
$   293,060  6.17%**, 11/1/22, Pool #189916 $    299,680
    138,023  6.88%**, 7/1/23, Pool #224951.      142,804
                                            ------------
                                                 442,484
                                            ------------
Freddie Mac (1.3%):
  1,270,585  Gold Pool #E20275,
              6.50%, 12/1/11...............    1,333,264
                                            ------------
Government National Mortgage Assoc. (2.7%):
      3,296  9.00%, 12/15/04, Pool #284008.        3,446
      9,989  9.00%, 3/15/06, Pool #299211..       10,741
     34,312  9.00%, 12/15/06, Pool #316045.       36,894
     70,551  7.50%, 6/15/07, Pool #329595..       75,556
    395,576  6.00%, 1/15/09, Pool #371901..      417,399
      2,029  10.00%, 2/15/19, Pool #269976.        2,300
     81,203  8.00%, 11/15/21, Pool #308330.       87,688
     52,966  8.00%, 2/15/22, Pool #319029..       57,181
     65,210  8.00%, 5/15/23, Pool #343406..       70,332
     28,464  8.00%, 10/20/24, Pool #1884...       30,488
      6,530  8.00%, 2/20/26, Pool #2171....        6,972
    373,782  7.00%, 3/15/26, Pool #419128..      392,471
     15,490  8.00%, 3/20/26, Pool #2187....       16,539
     56,382  8.00%, 4/20/26, Pool #2205....       60,202
    211,632  8.00%, 5/20/26, Pool #2219....      225,968
    592,936  8.00%, 6/15/26, Pool #423563..      635,694
    582,012  8.00%, 6/15/26, Pool #426149..      623,980
      8,121  7.00%, 3/20/27, Pool #2394....        8,487
                                            ------------
                                               2,762,338
                                            ------------
  Total U.S. Government Agencies               4,538,086
                                            ------------

  Shares
    or
 Principal                Security                   Fair
  Amount                 Description                 Value
   -----------      -------------------------    ------------
U.S. Treasury Bills (9.7%):
$10,100,000       1.68%*, 1/16/03............... $ 10,037,885
                                                 ------------
  Total U.S. Treasury Bills                        10,037,885
                                                 ------------
U.S. Treasury Notes* (16.8%):
    600,000       4.00%, 4/30/03................      609,324
  2,900,000       2.75%, 10/31/03...............    2,933,524
  1,000,000       4.25%, 11/15/03...............    1,029,336
  5,500,000       3.63%, 3/31/04................    5,642,009
    500,000       2.25%, 7/31/04................      501,368
  1,250,000       6.75%, 5/15/05................    1,391,211
    500,000       4.63%, 5/15/06................      531,895
  2,800,000       3.50%, 11/15/06...............    2,855,345
  1,700,000       4.88%, 2/15/12................    1,800,274
                                                 ------------
  Total U.S. Treasury Notes                        17,294,286
                                                 ------------
Investments in Affiliates (4.2%):
Investment Companies (4.2%):
  2,858,220       American Performance Cash
                   Management Fund..............    2,858,220
  1,430,425       American Performance U.S.
                   Treasury Fund................    1,430,425
                                                 ------------
  Total Investments in Affiliates                   4,288,645
                                                 ------------
  Total Investments
   (Cost $102,082,973)(a)--101.0%                 104,284,160
  Liabilities in excess of other assets--(1.0)%    (1,076,535)
                                                 ------------
  Net Assets--100.0%                             $103,207,625
                                                 ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $96,881. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $2,173,158
                    Unrealized depreciation....    (68,852)
                                                ----------
                    Net unrealized appreciation $2,104,306
                                                ==========

*   Effective yield at purchase.
** Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2002. The date presented reflects the next rate change date.
*** Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligations Bond

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2002

  Shares
    or
 Principal                                            Fair
  Amount            Security Description             Value
----------- ------------------------------------- ------------
Collateralized Mortgage Obligations (37.6%):
$  483,351  BA Mortgage Securities, Inc., Series
             1997-3, Class A3, 7.00%, 1/25/28.... $   486,073
   291,746  Chase Mortgage Finance Corp., Series
             1999-S5, Class A7,
             6.50%, 5/25/29......................     294,579
   125,000  Chemical Mortgage Securities, Inc.,
             Series 1993-1, Class A7,
             7.45%, 2/25/23......................     124,724
    39,766  Countrywide Funding Corp., Series
             1994-17, Class A6,
             7.63%, 7/25/24......................      39,700
    19,571  Countrywide Funding Corp., Series
             1994-17, Class A7,
             7.88%, 7/25/24......................      19,539
   396,000  Countrywide Funding Corp., Series
             1994-17, Class A9,
             8.00%, 7/25/24......................     403,583
   164,000  Countrywide Funding Corp., Series
             1994-17, Class A11,
             8.25%, 7/25/24......................     168,336
   248,715  Countrywide Funding Corp., Series
             1995-4, Class A7, 7.50%, 9/25/25....     249,806
   500,000  Countrywide Home Loans, Series
             1999-10, Class A13,
             7.50%, 9/25/29......................     512,330
    36,000  Countrywide Home Loans, Series
             1994-J, Class A7, 8.00%, 6/25/24....      36,866
   525,000  Countrywide Mortgage Backed
             Securities, Inc., Series 1994-J,
             Class A7, 8.00%, 6/25/24............     537,474
   265,490  Fannie Mae, Series 1992-168,
             Class KA, 7.50%, 11/25/21...........     271,470
    66,733  Fannie Mae, Series 1992-88, Class L,
             8.00%, 12/25/21.....................      67,795
   737,187  Fannie Mae, Series 1991-171, Class J,
             8.00%, 12/25/21.....................     795,488
   203,000  Fannie Mae, Series 1993-82, Class H,
             7.00%, 5/25/23......................     226,314
   179,518  Fannie Mae, Series 1997-16,
             Class HA, 7.00%, 2/18/25............     181,609
   250,000  Fannie Mae, Series 1999-58, Class B,
             7.50%, 10/18/27.....................     252,392
   574,443  Federal National Mortgage Assoc.,
             Series 1995-13, Class H,
             6.50%, 3/25/24......................     577,005
   200,686  Freddie Mac, Series 1281, Class I,
             8.00%, 5/15/22......................     214,319
   232,000  Freddie Mac, Series 1541, Class H,
             7.00%, 10/15/22.....................     243,947

  Shares
    or
 Principal                                          Fair
  Amount           Security Description            Value
----------- ----------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$   25,091  Freddie Mac, Series 1847, Class B,
             7.50%, 7/15/24....................  $   25,075
    85,440  Freddie Mac, Series 54, Class C,
             7.75%, 3/18/25....................      90,168
   813,130  Freddie Mac, Series 1999, Class PU,
             7.00%, 10/15/27...................     886,816
   378,000  Freddie Mac, Series 2315 , Class K,
             6.00%, 5/15/11....................     394,409
   551,585  Freddie Mac, Series 2325, Class AB,
             6.25%, 6/15/13....................     553,869
 1,200,585  Freddie Mac, Series 2332, Class BA,
             6.25%, 7/15/11....................   1,205,506
 1,111,335  Freddie Mac, Series 2391, Class GC,
             6.00%, 12/15/16...................   1,111,192
   499,508  Freddie Mac, Series 2458, Class EQ,
             5.50%, 6/15/17....................     498,865
    18,548  General Electric Capital Mortgage
             Services, Inc., Series 1993-17,
             Class A13, 6.50%, 12/25/23........      18,656
    12,106  General Electric Capital Mortgage
             Services, Inc., Series 1997-9,
             Class 1A17, 7.25%, 10/25/27.......      12,080
   386,630  General Electric Capital Mortgage
             Services, Inc., Series 1997-12,
             Class A5, 7.00%, 12/25/27.........     388,795
   360,000  General Electric Capital Mortgage
             Services, Inc., Series 1999-18,
             Class A8, 7.00%, 9/25/29..........     362,225
   419,000  Government National Mortgage
             Assoc., Series 1996-22, Class E,
             7.00%, 5/16/24....................     441,308
    49,140  Government National Mortgage
             Assoc., Series 1996-15, Class H,
             7.50%, 8/16/26....................      51,848
   331,635  Government National Mortgage
             Assoc., Series 1996-20, Class J,
             7.50%, 9/20/26....................     355,084
   508,000  Government National Mortgage
             Assoc., Series 1999-2, Class D,
             6.50%, 10/20/26...................     524,876
   100,000  Government National Mortgage
             Assoc., Series 1999-17, Class GA,
             6.50%, 7/20/27....................     105,817
 1,037,000  Government National Mortgage
             Assoc., Series 1999-7, Class D,
             6.25%, 8/16/27....................   1,104,723
   250,000  Government National Mortgage
             Assoc., Series 1998-1, Class PD,
             6.25%, 8/20/27....................     259,710

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal                Security                  Fair
  Amount                 Description               Value
-----------   --------------------------------- ------------
Collateralized Mortgage Obligations, continued:
 $   23,397   Headlands Mortgage Securities,
               Series 1997-3, Class 1A6,
               7.00%, 7/25/27..................  $   23,346
    866,259   Independent National Mortgage
               Corp., Series 1994-L, Class A5,
               8.00%, 8/25/24..................     879,201
    175,000   Norwest Asset Securities Corp.,
               Series 1996-1, Class A11,
               7.50%, 8/25/26..................     178,682
    107,461   Norwest Asset Securities Corp.,
               Series 1996-3, Class A5,
               7.63%, 9/25/26..................     108,034
    721,200   Norwest Asset Securities Corp.,
               Series 1997-21, Class A7,
               7.00%, 1/25/28..................     723,674
    844,000   Norwest Asset Securities, Corp.,
               Series 1999-21, Class A9,
               7.50%, 9/25/29..................     865,227
     70,086   Paine Webber Mortgage Acceptance
               Corp., Series 1994-5A, Class A4,
               8.13%, 7/25/24..................      71,001
    232,000   PNC Mortgage Securities Corp.,
               Series 1996-1, Class A4,
               7.50%, 6/25/26..................     236,457
  1,223,000   PNC Mortgage Securities Corp.,
               Series 1998-5, Class 2A3,
               6.75%, 7/25/28..................   1,250,780
    334,000   PNC Mortgage Securities Corp.,
               Series 1998-6, Class 1A14,
               7.00%, 9/25/28..................     340,794
    152,000   PNC Mortgage Securities Corp.,
               Series 1998-7, Class 1A21,
               7.00%, 9/25/28..................     157,018
     58,428   Prudential Home Mortgage
               Securities, Series 1992-32,
               Class A9, 7.45%, 10/25/22.......      58,296
    313,258   Prudential Home Mortgage
               Securities, Series 1992-33,
               Class A8, 7.50%, 11/25/22.......     325,554
    559,848   Prudential Home Mortgage
               Securities, Series 1993-51,
               Class A9, 6.00%, 12/25/23.......     563,588
    500,000   Prudential Home Mortgage
               Securities, Series 1993-62,
               Class A6, 6.75%, 12/26/23.......     510,635
    250,000   Prudential Home Mortgage
               Securities, Series 1994-29,
               Class A6, 7.00%, 10/25/24.......     254,890

  Shares
    or
 Principal                Security                    Fair
  Amount                 Description                 Value
----------- ------------------------------------- ------------
Collateralized Mortgage Obligations, continued:
$    1,887  Residential Funding Mortgage
             Securities I, Inc., Series 1993-S26,
             Class A9, 7.50%, 7/25/23............ $     1,885
    42,897  Residential Funding Mortgage
             Securities I, Inc., Series 1996-S14,
             Class A15, 7.50%, 5/25/26...........      43,133
   395,441  Residential Funding Mortgage
             Securities I, Inc., Series 1996-S10,
             Class A6, 7.50%, 5/25/26............     409,281
   233,000  Residential Funding Mortgage
             Securities I, Inc., Series 1996-S14,
             Class A5, 7.75%, 5/25/26............     241,150
   344,333  Residential Funding Mortgage
             Securities I, Inc., Series 1997-S12,
             Class A18, 6.75%, 8/25/27...........     344,457
   786,556  Residential Funding Mortgage
             Securities I, Inc., Series 1998-S9,
             Class 2A4, 6.75%, 4/25/28...........     790,292
   500,000  Residential Funding Mortgage
             Securities I, Inc., Series 1998-S19,
             Class A5, 6.75%, 8/25/28............     508,140
   340,000  Vendee Mortgage Trust, Series 1996-3,
             Class 2F, 7.75%, 11/15/22...........     360,574
 1,251,000  Wells Fargo Mortgage Backed
             Securities Trust, Series 2000-6,
             Class A6, 7.50%, 8/25/30............   1,292,094
 2,510,000  Wells Fargo Mortgage Backed
             Securities Trust, Series 2000-6,
             Class A5, 7.50%, 8/25/30............   2,576,665
                                                  -----------
  Total Collateralized Mortgage Obligations        27,209,219
                                                  -----------
Corporate Bonds (24.8%):
Automotive (0.7%):
   500,000  General Motors Corp.,
             7.70%, 4/15/16......................     515,625
                                                  -----------
Banking (2.3%):
 1,500,000  BankAmerica Corp., 7.13%, 5/12/05....   1,651,601
                                                  -----------
Brokerage Services (1.2%):
   800,000  Salomon Smith Barney Holdings,
             Inc., 6.88%, 6/15/05................     872,829
                                                  -----------
Financial--Leasing Company (1.4%):
 1,000,000  International Lease Finance Corp,
             5.40%, 6/1/04.......................   1,024,890
                                                  -----------
Financial Services (11.8%):
   500,000  Cincinnati Financial Corp.,
             6.90%, 5/15/28......................     473,417

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal              Security                   Fair
  Amount               Description                Value
----------- ---------------------------------- ------------
Corporate Bonds, continued
Financial Services, continued
$3,000,000  Citigroup Inc, 6.63%, 6/15/32..... $ 3,116,250
 1,050,000  Ford Motor Credit Corp.,
             7.75%, 3/15/05...................   1,086,057
   500,000  General Electric Capital Corp.,
             7.50%, 6/15/09...................     580,000
 3,000,000  General Electric Capital Corp.,
             6.75%, 3/15/32...................   3,194,999
                                               -----------
                                                 8,450,723
                                               -----------
Pharmaceuticals (1.5%):
 1,000,000  Bristol-Meyers Squibb Co.,
             7.15%, 6/15/23...................   1,100,064
                                               -----------
Retail (1.4%):
 1,000,000  May Department Stores, 8.38%,
             10/1/22, Callable 10/1/02 @ 104*.   1,041,320
                                               -----------
Telecommunications (4.5%):
 1,000,000  Alltel Corp., 7.00%, 3/15/16......   1,046,250
 1,000,000  Bellsouth Corp., 7.75%, 2/15/10...   1,115,210
 1,000,000  SBC Communications, Inc.,
             6.25%, 3/15/11...................   1,038,770
                                               -----------
                                                 3,200,230
                                               -----------
  Total Corporate Bonds.....................    17,857,282
                                               -----------
Taxable Municipal Bonds (6.2%):
California (0.6%):
   400,000  Monrovia Redevelopment Agency
             Tax Allocation, 6.90%, 5/1/17,
             Callable 5/1/08 @ 102*,
             Insured by: AMBAC................     429,500
                                               -----------
Colorado (2.0%):
 1,195,000  Boulder County Revenue Bond,
             Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*,
             Insured by: AMBAC................   1,410,100
                                               -----------
Georgia (1.5%):
 1,000,000  Atlanta & Fulton County Downtown
             Arena Project Revenue Bond,
             Recreational Facilities
             Improvements, 7.00%, 12/1/28,
             Callable 12/1/07 @ 102*,
             Insured by: FSA..................   1,067,500
                                               -----------
Illinois (0.2%):
   150,000  Springfield Tax Allocation, 7.50%,
             2/1/12, Callable 2/1/05 @ 100*,
             Insured by: AMBAC................     158,250
                                               -----------

  Shares
    or
 Principal               Security                   Fair
  Amount                Description                Value
----------- ----------------------------------- ------------
Taxable Municipal Bonds, continued:
Missouri (1.4%):
$  905,000  St. Louis, Municipal Finance Corp.,
             Firemens' Retirement System,
             Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA.................. $ 1,018,125
                                                -----------
Wisconsin (0.5%):
   350,000  Wisconsin State, GO, Series D,
             6.90%, 11/1/11,
             Callable 11/1/08 @ 100*...........     387,188
                                                -----------
  Total Taxable Municipal Bonds..............     4,470,663
                                                -----------
U.S. Government Agencies (4.6%):
Freddie Mac (1.4%):
   952,939  6.50%, 12/1/11, Gold Pool #E20275..     999,948
                                                -----------
Government National Mortgage Assoc. (3.2%):
    18,170  10.50%, 11/15/15, Pool #268347.....      20,822
    28,028  11.00%, 2/15/16, Pool #279067......      32,466
    59,148  9.00%, 10/15/20, Pool #289412......      65,613
    60,349  9.00%, 7/15/21, Pool #308511.......      66,938
   214,926  7.00%, 9/15/23, Pool #347688.......     226,450
   281,648  7.50%, 11/15/23, Pool #354701......     299,994
   133,936  7.50%, 12/15/25, Pool #401510......     142,325
   245,875  8.00%, 5/15/26, Pool #428480.......     263,605
    11,758  8.00%, 6/15/26, Pool #426149.......      12,606
 1,113,647  7.00%, 7/15/29, Pool #490215.......   1,166,789
                                                -----------
                                                  2,297,608
                                                -----------
  Total U.S. Government Agencies.............     3,297,556
                                                -----------
U.S. Treasury Bills** (8.5%):
 6,180,000  1.68%, 1/16/03.....................   6,141,993
                                                -----------
  Total U.S. Treasury Bills..................     6,141,993
                                                -----------
U.S. Treasury Bonds** (3.3%):
 1,000,000  7.63%, 2/15/25.....................   1,336,090
 1,000,000  5.38%, 2/15/31.....................   1,066,523
                                                -----------
  Total U.S. Treasury Bonds..................     2,402,613
                                                -----------
U.S. Treasury Notes** (13.2%):
   900,000  2.75%, 10/31/03....................     910,404
 4,200,000  3.63%, 3/31/04.....................   4,308,444
 1,000,000  2.25%, 7/31/04.....................   1,002,735
 1,000,000  4.38%, 5/15/07.....................   1,052,500
 1,000,000  5.00%, 8/15/11.....................   1,069,680
 1,100,000  4.88%, 2/15/12.....................   1,164,882
                                                -----------
  Total U.S. Treasury Notes..................     9,508,645
                                                -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

  Shares
    or
 Principal                Security                   Fair
  Amount                 Description                Value
-----------         -------------------------    ------------
Investments in Affiliates (2.6%):
Investment Companies (2.6%):
 1,861,625        American Performance Cash
                   Management Fund.............. $ 1,861,625
                                                 -----------
  Total Investments in Affiliates                  1,861,625
                                                 -----------
  Total Investments
   (Cost $69,867,862)(a)--100.8%                  72,749,596
  Liabilities in excess of other assets--(0.8)%     (610,216)
                                                 -----------
  Net Assets--100.0%                             $72,139,380
                                                 ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $80,887. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $2,840,988
                    Unrealized depreciation....    (40,141)
                                                ----------
                    Net unrealized appreciation $2,800,847
                                                ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.
** Effective yield at purchase.

AMBAC--American Municipal Bond Assurance Corp.
FSA--Financial Security Assurance
GO--General Obligations Bond
MBIA--Municipal Bond Insurance Association

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 2002

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks (59.8%):
Aerospace/Defense (0.5%):
    1,350 Alliant Techsystems, Inc. (b).......................... $    92,097
    3,500 Esterline Technologies Corp. (b).......................      65,275
    3,500 The Boeing Co..........................................     129,745
                                                                  -----------
                                                                      287,117
                                                                  -----------
Apparel/Footwear (0.2%):
    2,100 Kellwood Co............................................      52,332
    4,900 Phillips-Van Heusen Corp...............................      61,250
                                                                  -----------
                                                                      113,582
                                                                  -----------
Automotive (0.4%):
    2,800 General Motors Corp....................................     134,008
    2,000 Group 1 Automotive, Inc. (b)...........................      54,600
    7,500 Wabash National Corp...................................      39,450
                                                                  -----------
                                                                      228,058
                                                                  -----------
Automotive Parts (0.5%):
    3,000 CLARCOR, Inc...........................................      92,100
    1,600 Eaton Corp.............................................     113,184
    1,900 O'Reilly Automotive, Inc. (b)..........................      56,582
                                                                  -----------
                                                                      261,866
                                                                  -----------
Banking (5.0%):
    6,300 Bank of America Corp...................................     441,504
    8,400 Bank One Corp..........................................     343,980
    9,600 Charter One Financial, Inc.............................     323,520
   10,900 Comerica, Inc..........................................     637,649
    3,460 Commerce Bancorp, Inc..................................     164,039
    1,900 Fifth Third Bancorp....................................     127,642
    3,700 FirstMerit Corp........................................      92,241
    3,250 New York Community Bancorp, Inc........................     101,433
    4,500 Staten Island Bancorp, Inc.............................      90,270
    6,500 U.S. Bancorp...........................................     139,685
    4,000 Wachovia Corp..........................................     147,400
    4,100 Washington Mutual, Inc.................................     155,021
                                                                  -----------
                                                                    2,764,384
                                                                  -----------
Beverages (1.2%):
    2,200 Anheuser Busch Co., Inc................................     116,952
    8,100 Coca-Cola Co...........................................     413,100
    3,700 PepsiCo, Inc...........................................     146,335
                                                                  -----------
                                                                      676,387
                                                                  -----------
Building Materials (0.1%):
    1,700 Hughes Supply, Inc.....................................      48,841
                                                                  -----------
Business Equipment & Services (1.0%):
    3,400 Deluxe Corp............................................     154,564

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Business Equipment & Services, continued:
    2,100 Fair, Issac & Co., Inc................................. $    74,445
    2,800 First Data Corp........................................      97,300
    3,100 United Stationers, Inc. (b)............................      85,250
    2,100 Zebra Technologies Corp., Class A (b)..................     114,051
                                                                  -----------
                                                                      525,610
                                                                  -----------
Chemicals (1.2%):
    1,900 Cambrex Corp...........................................      72,789
    5,100 Dow Chemical Co........................................     154,122
    3,400 E.I. du Pont de Nemours & Co...........................     137,054
    2,700 Georgia Gulf Corp......................................      68,850
    1,057 Monsanto Co............................................      19,417
    1,200 OM Group, Inc..........................................      63,276
    5,800 Polyone Corp...........................................      54,230
    2,000 Scotts Co., Class A (b)................................      97,460
                                                                  -----------
                                                                      667,198
                                                                  -----------
Commercial Services (0.5%):
    4,200 Aaron Rents, Inc.......................................      87,612
    5,000 ABM Industries, Inc....................................      83,900
    3,700 Regis Corp.............................................      94,572
                                                                  -----------
                                                                      266,084
                                                                  -----------
Computer Software & Services (2.4%):
    1,700 CACI International, Inc., Class A (b)..................      63,325
    2,100 FactSet Research Systems, Inc..........................      52,080
    3,900 FileNET Corp. (b)......................................      52,962
    2,500 Hyperion Solutions Corp. (b)...........................      56,750
   18,200 Microsoft Corp. (b)....................................     893,256
   13,000 Oracle Corp. (b).......................................     124,670
    2,150 THQ, Inc. (b)..........................................      49,665
                                                                  -----------
                                                                    1,292,708
                                                                  -----------
Computers & Peripherals (2.5%):
    2,700 Anixter International, Inc. (b)........................      63,585
    1,200 Black Box Corp. (b)....................................      41,652
   28,600 Cisco Systems, Inc. (b)................................     395,252
   10,600 Dell Computer Corp. (b)................................     282,172
   10,700 Hewlett-Packard Co.....................................     143,701
    6,200 International Business Machines Corp...................     467,356
                                                                  -----------
                                                                    1,393,718
                                                                  -----------
Construction (0.2%):
    1,300 EMCOR Group, Inc. (b)..................................      70,863
    2,600 URS Corp. (b)..........................................      60,970
                                                                  -----------
                                                                      131,833
                                                                  -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Consumer Products (2.0%):
    1,900 Colgate-Palmolive Co................................... $   103,645
    2,800 Fortune Brands, Inc....................................     146,916
    1,900 Fossil, Inc. (b).......................................      41,534
    3,200 Gillette Co............................................     100,896
    7,000 Philip Morris Cos., Inc................................     350,000
    4,000 Procter & Gamble Co....................................     354,600
                                                                  -----------
                                                                    1,097,591
                                                                  -----------
Diversified Manufacturing Operations (3.7%):
    2,000 3M Co..................................................     249,900
    3,700 Cooper Industries, Ltd., Class A.......................     121,064
    5,000 Emerson Electric Co....................................     243,900
   31,400 General Electric Co....................................     946,710
    3,400 Johnson Controls, Inc..................................     293,386
    1,900 Roper Industries, Inc..................................      66,025
    2,200 United Technologies Corp...............................     130,658
                                                                  -----------
                                                                    2,051,643
                                                                  -----------
Electronic Components/Instruments (0.4%):
    2,500 Harman International Industries, Inc...................     128,575
    5,500 Pioneer-Standard Electronics, Inc......................      54,505
    2,200 Technitrol, Inc........................................      43,802
                                                                  -----------
                                                                      226,882
                                                                  -----------
Entertainment (2.2%):
   14,800 AOL Time Warner, Inc. (b)..............................     187,220
    5,700 Aztar Corp. (b)........................................      81,510
    3,000 Harrah's Entertainment, Inc. (b).......................     142,620
    1,900 Polaris Industries, Inc................................     139,365
   21,400 The Walt Disney Co.....................................     335,552
    2,600 Viacom, Inc., Class A (b)..............................     105,820
    5,100 Viacom, Inc., Class B (b)..............................     207,570
                                                                  -----------
                                                                    1,199,657
                                                                  -----------
Financial Services (6.1%):
    7,100 American Express Co....................................     256,026
    3,300 Bank of New York Co., Inc..............................     115,995
   20,500 Citigroup, Inc.........................................     671,375
    2,000 Downey Financial Corp..................................      82,840
    3,500 Fannie Mae.............................................     265,230
    1,600 Freddie Mac............................................     102,560
    3,800 Goldman Sachs Group, Inc...............................     293,740
   13,100 J.P. Morgan Chase & Co.................................     345,840
    1,700 Legg Mason, Inc........................................      82,059
    8,000 Merrill Lynch & Co.....................................     289,760
    7,500 Morgan Stanley Dean Witter & Co........................     320,400
    3,100 State Street Corp......................................     134,292

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Financial Services, continued:
    6,700 Wells Fargo & Co....................................... $   349,673
                                                                  -----------
                                                                    3,309,790
                                                                  -----------
Food Products & Services (0.6%):
    2,100 General Mills, Inc.....................................      88,389
    3,400 Nash Finch Co..........................................      71,162
    2,500 Performance Food Group Co. (b).........................      86,625
    1,700 Whole Foods Market, Inc. (b)...........................      75,922
                                                                  -----------
                                                                      322,098
                                                                  -----------
Health Care (2.0%):
    1,300 Accredo Health, Inc. (b)...............................      66,599
    1,600 Cerner Corp. (b).......................................      59,776
    3,000 Cognex Corp. (b).......................................      47,250
    3,300 Coventry Health Care, Inc. (b).........................     103,026
    1,600 IDEXX Laboratories, Inc. (b)...........................      46,544
   10,100 Johnson & Johnson......................................     548,531
    3,000 Medtronic, Inc.........................................     123,540
    4,200 Owens & Minor, Inc.....................................      60,690
    1,700 Renal Care Group, Inc. (b).............................      55,811
                                                                  -----------
                                                                    1,111,767
                                                                  -----------
Home Builders (0.5%):
    2,844 D.R. Horton, Inc.......................................      59,041
      200 NVR, Inc. (b)..........................................      59,300
    2,200 Ryland Group, Inc......................................      93,830
    2,800 Toll Brothers, Inc. (b)................................      70,000
                                                                  -----------
                                                                      282,171
                                                                  -----------
Hotels & Lodging (0.3%):
    4,200 Marriott International, Inc............................     137,466
                                                                  -----------
Insurance (3.0%):
    9,900 American International Group, Inc......................     621,720
    1,700 Cigna Corp.............................................     144,704
    3,500 First American Corp....................................      75,145
    1,100 Hilb, Rogal & Hamilton Co..............................      48,345
    4,400 John Hancock Financial Services, Inc...................     133,540
    2,800 Loews Corp.............................................     147,028
    1,900 Marsh & McLennan Cos., Inc.............................      92,435
    4,400 MetLife, Inc...........................................     118,448
    1,700 Mid Atlantic Medical Services, Inc. (b)................      61,387
    4,500 Stewart Information Services Corp. (b).................      80,550
      803 Travelers Property Casualty Corp., Class A (b).........      12,622

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Insurance, continued:
    1,650 Travelers Property Casualty Corp., Class B (b)......... $    26,884
    1,200 UnitedHealth Group, Inc................................     106,020
                                                                  -----------
                                                                    1,668,828
                                                                  -----------
Lumber (0.1%):
    3,100 Universal Forest Products, Inc.........................      62,651
                                                                  -----------
Machinery & Equipment (0.4%):
    5,200 JLG Industries, Inc....................................      47,736
    3,100 Lincoln Electric Holdings, Inc.........................      75,361
    4,400 Timken Co..............................................      80,344
                                                                  -----------
                                                                      203,441
                                                                  -----------
Medical--Biotechnology (0.2%):
    2,200 Pharmaceutical Product Development, Inc. (b)...........      49,016
    2,600 Techne Corp. (b).......................................      73,819
                                                                  -----------
                                                                      122,835
                                                                  -----------
Medical Equipment & Supplies (0.2%):
    1,600 Diagnostic Products Corp...............................      64,160
    2,100 Respironics, Inc. (b)..................................      71,169
                                                                  -----------
                                                                      135,329
                                                                  -----------
Metals--Processing & Fabrication (0.3%):
    6,400 A.M. Castle & Co.......................................      48,640
    2,900 Commercial Metals Co...................................      54,868
    4,100 Steel Dynamics, Inc. (b)...............................      49,569
                                                                  -----------
                                                                      153,077
                                                                  -----------
Oil & Gas Exploration, Production and Services (2.2%):
    3,200 Anadarko Petroleum Corp................................     142,848
    6,000 Baker Hughes, Inc......................................     165,000
    4,600 Helmerich & Payne, Inc.................................     167,716
    6,300 Marathon Oil Corp......................................     155,925
    2,300 Newfield Exploration Co. (b)...........................      77,970
    2,600 Pogo Producing Co......................................      85,410
    3,500 Schlumberger Ltd.......................................     151,235
    3,600 St Mary Land & Exploration.............................      85,608
    4,600 Veritas DGC, Inc. (b)..................................      59,570
    5,950 XTO Energy, Inc........................................     120,488
                                                                  -----------
                                                                    1,211,770
                                                                  -----------
Oil--Integrated Companies (2.6%):
    4,800 Ashland, Inc...........................................     137,568
    2,000 ChevronTexaco Corp.....................................     153,260
   20,500 Exxon Mobil Corp.......................................     726,725
    3,100 Murphy Oil Corp........................................     265,515

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Oil--Integrated Companies, continued:
    3,800 Sunoco, Inc............................................ $   134,824
                                                                  -----------
                                                                    1,417,892
                                                                  -----------
Paper Products (1.1%):
    7,600 Georgia--Pacific Group.................................     159,980
    8,900 International Paper Co.................................     335,085
    1,800 Kimberly-Clark Corp....................................     107,712
                                                                  -----------
                                                                      602,777
                                                                  -----------
Pharmaceuticals (4.7%):
    3,300 Abbott Laboratories....................................     132,099
    6,100 Amgen, Inc. (b)........................................     274,683
   10,200 Bristol-Myers Squibb Co................................     254,490
    1,400 Cardinal Health, Inc...................................      90,776
    1,700 Cephalon, Inc. (b).....................................      73,950
    2,300 Eli Lilly & Co.........................................     133,515
    1,100 Forest Laboratories, Class A (b).......................      80,300
    1,700 Medicis Pharmaceutical Corp., Class A (b)..............      75,565
    7,500 Merck & Co., Inc.......................................     378,900
   20,700 Pfizer, Inc............................................     684,756
    6,000 Pharmacia Corp.........................................     262,200
    3,100 Wyeth..................................................     132,680
                                                                  -----------
                                                                    2,573,914
                                                                  -----------
Printing & Publishing (0.2%):
    1,800 McGraw-Hill Cos., Inc..................................     114,138
                                                                  -----------
Real Estate Investment Trust (0.6%):
    7,900 Apartment Investment & Management Co., Class A.........     344,835
                                                                  -----------
Restaurants (0.5%):
    4,125 Applebee's International, Inc..........................      91,616
    4,400 McDonald's Corp........................................     104,544
    3,100 Ruby Tuesday, Inc......................................      61,814
                                                                  -----------
                                                                      257,974
                                                                  -----------
Retail (4.0%):
    2,499 99 Cents Only Stores (b)...............................      60,351
    2,200 Ann Taylor Stores Corp. (b)............................      58,740
    2,700 Chico's FAS, Inc. (b)..................................      47,358
    9,900 Home Depot, Inc........................................     326,007
    1,500 Kohl's Corp. (b).......................................     104,580
    3,200 La-Z-Boy, Inc..........................................      79,200
    2,000 Linens 'n Things, Inc. (b).............................      43,140
    2,500 Lowe's Cos., Inc.......................................     103,450
    3,400 Men's Wearhouse, Inc. (b)..............................      64,260
    2,900 Pier 1 Imports, Inc....................................      51,910

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal                                                            Fair
 Amount                    Security Description                      Value
--------- ------------------------------------------------------  -----------
Common Stocks, continued:
Retail, continued:
    2,500 School Specialty, Inc. (b)............................. $    58,975
    5,300 Sears, Roebuck & Co....................................     241,203
    3,000 Target Corp............................................     102,600
   14,100 Wal-Mart Stores, Inc...................................     754,068
    2,700 Walgreen Co............................................      93,825
                                                                  -----------
                                                                    2,189,667
                                                                  -----------
Semiconductors (1.5%):
    5,500 Applied Industrial Technologies, Inc...................      87,175
    6,400 Applied Materials, Inc. (b)............................      85,504
    7,900 Axcelis Technologies, Inc. (b).........................      53,459
    3,800 ESS Technology, Inc. (b)...............................      45,410
   26,100 Intel Corp.............................................     435,087
    5,600 Texas Instruments, Inc.................................     110,320
                                                                  -----------
                                                                      816,955
                                                                  -----------
Telecommunications (2.0%):
   14,300 AT&T Corp..............................................     174,746
    6,100 BellSouth Corp.........................................     142,252
    2,700 QUALCOMM, Inc. (b).....................................      74,817
   14,400 SBC Communications, Inc................................     356,256
   11,800 Verizon Communications, Inc............................     365,800
                                                                  -----------
                                                                    1,113,871
                                                                  -----------
Transportation & Shipping (1.7%):
    3,300 Arkansas Best Corp. (b)................................      67,914
    2,700 Roadway Express, Inc...................................      63,720
    5,000 Union Pacific Corp.....................................     302,750
    5,300 United Parcel Service, Class B.........................     338,723
    2,700 Werner Enterprises, Inc................................      48,276
    4,000 Yellow Corp. (b).......................................      89,160
                                                                  -----------
                                                                      910,543
                                                                  -----------
Utilities--Diversified (0.1%):
    4,500 Northwestern Corp......................................      57,375
                                                                  -----------
Utilities--Electric (0.3%):
    5,300 Avista Corp............................................      67,416
    2,700 Hawaiian Electric Industries, Inc......................     121,662
                                                                  -----------
                                                                      189,078
                                                                  -----------
Utilities--Natural Gas (0.4%):
    2,900 Energen Corp...........................................      76,879
    8,300 NiSource, Inc..........................................     165,087
                                                                  -----------
                                                                      241,966
                                                                  -----------

 Shares
   or
Principal                                                             Fair
 Amount                     Security Description                      Value
---------- ------------------------------------------------------  -----------
Common Stocks, continued:
Utilities--Water (0.2%):
     3,500 American States Water Co............................... $    84,000
                                                                   -----------
 Total Common Stocks                                                32,869,367
                                                                   -----------
Collateralized Mortgage Obligations (16.7%):
 $ 550,000 Chase Mortgage Finance Corp., Series 1993-L, Class
            2A12, 7.00%, 10/25/24.................................     566,390
   291,746 Chase Mortgage Finance Corp., Series 1999-S5, Class
            A7, 6.50%, 5/25/29....................................     294,579
   441,000 Fannie Mae, Series 1992-198, Class N, 7.50%, 9/25/22...     484,486
    56,320 Fannie Mae, Series 1997-16, Class HA, 7.00%, 2/18/25...      56,976
   930,890 Fannie Mae, Series 2002-38, Class AB, 6.00%, 6/25/17...     934,558
   347,794 Freddie Mac, Series 2320, Class TC, 6.00%, 12/15/11....     349,474
   760,000 Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22.....     850,483
   848,000 Freddie Mac, Series 2319, Class BH, 6.50%, 7/15/29.....     888,936
   999,015 Freddie Mac, Series 2458, Class EQ, 5.50%, 6/15/17.....     997,730
    25,065 General Electric Capital Mortgage Services, Inc.,
            Series 1993-12, Class A2, 6.50%, 10/25/23.............      25,358
    23,252 General Electric Capital Mortgage Services, Inc.,
            Series 1997-9, Class 1A17, 7.25%, 10/25/27............      23,201
 1,000,000 General Electric Capital Mortgage Services, Inc.,
            Series 1998-9, Class A11, 6.75%, 6/25/28..............   1,007,850
   500,000 Government National Mortgage Assoc., Series 1999-2,
            Class D, 6.50%, 10/20/26..............................     516,611
   300,000 Government National Mortgage Assoc., Series 2001-7,
            Class PJ, 6.50%, 2/20/30..............................     315,228
   201,292 Independent National Mortgage Corp., Series 1995-M,
            Class A4, 7.50%, 9/25/25..............................     200,849
   286,515 Prudential Home Mortgage Securities, Series 1993-43,
            Class A9, 6.75%, 10/25/23.............................     290,444

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

 Shares
   or
Principal                                                             Fair
 Amount                     Security Description                      Value
---------- ------------------------------------------------------  -----------
Collateralized Mortgage Obligations, continued:
$1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
            Class A6, 6.75%, 12/26/23............................. $ 1,021,269
     7,028 Prudential Home Mortgage Securities, Series 1994-15,
            Class A5, 6.80%, 5/25/24..............................       7,014
    58,538 Prudential Home Mortgage Securities, Series 1994-18,
            Class A7, 6.88%, 5/25/24..............................      58,822
   101,631 Residential Funding Mortgage Securities I, Inc.,
            Series 1994-S2, Class A5, 6.63%, 1/25/24..............     102,345
   172,166 Residential Funding Mortgage Securities I, Inc.,
            Series 1997-S12, Class A18, 6.75%, 8/25/27............     172,228
                                                                   -----------
 Total Collateralized Mortgage Obligations                           9,164,831
                                                                   -----------
Corporate Bonds (5.2%):
Banking (0.5%):
   250,000 BankAmerica Corp., 7.13%, 5/12/05......................     275,267
                                                                   -----------
Brokerage Services (0.5%):
   250,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05....     272,759
                                                                   -----------
Financial Services (2.2%):
   250,000 Associates Corp. N.A., 6.00%, 12/1/02..................     252,493
   500,000 Cincinnati Financial Corp., 6.90%, 5/15/28.............     473,416
   200,000 General Motors Acceptance Corp., 6.63%, 10/15/05.......     206,148
   250,000 J.P. Morgan Chase & Co., 6.25%, 12/15/05...............     266,765
                                                                   -----------
                                                                     1,198,822
                                                                   -----------
Pharmaceuticals (0.5%):
   250,000 Bristol-Meyers Squibb Co., 7.15%, 6/15/23..............     275,016
                                                                   -----------
Retail Stores (0.5%):
   250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13...................     297,656
                                                                   -----------
Telecommunications (1.0%):
   250,000 Bellsouth Corp., 7.75%, 2/15/10........................     278,802
   250,000 SBC Communications, Inc., 6.25%, 3/15/11...............     259,693
                                                                   -----------
                                                                       538,495
                                                                   -----------
 Total Corporate Bonds                                               2,858,015
                                                                   -----------

 Shares
   or
Principal                                                             Fair
 Amount                     Security Description                      Value
---------- ------------------------------------------------------  -----------
Taxable Municipal Bonds (1.0%):
Georgia (0.7%):
$  350,000 Cedartown Development Authority, 7.00%,
            2/1/22, Callable 2/1/07 @ 102**, Insured by: AMBAC.... $   369,964
                                                                   -----------
Louisiana (0.3%):
   170,000 Orleans Parish School Board Refunding Bonds, Series
            A, 6.45%, 2/1/05, Insured by: FGIC....................     184,746
                                                                   -----------
 Total Taxable Municipal Bonds                                         554,710
                                                                   -----------
U.S. Government Agencies (2.2%):
Freddie Mac (0.2%):
    95,294 6.50%, 12/1/11, Gold Pool #E20275......................      99,999
                                                                   -----------
Government National Mortgage Assoc. (2.0%):
   235,421 7.00%, 1/15/26, Pool #421420...........................     247,192
    79,552 6.00%, 2/20/26, Pool #2166.............................      81,864
   235,982 8.00%, 6/15/26, Pool #423563...........................     253,016
   501,436 7.00%, 7/15/29, Pool #492747...........................     525,409
                                                                   -----------
                                                                     1,107,481
                                                                   -----------
 Total U.S. Government Agencies                                      1,207,480
                                                                   -----------
U.S. Treasury Bonds* (4.2%):
 2,000,000 6.13%, 11/15/27........................................   2,281,250
                                                                   -----------
 Total U.S. Treasury Bonds                                           2,281,250
                                                                   -----------
U.S. Treasury Notes* 6.5%):
 1,000,000 6.00%, 8/15/04.........................................   1,074,297
 1,000,000 4.63%, 5/15/06.........................................   1,063,789
   300,000 3.50%, 11/15/06........................................     305,930
 1,050,000 4.88%, 2/15/12.........................................   1,111,933
                                                                   -----------
 Total U.S. Treasury Notes                                           3,555,949
                                                                   -----------
Investments in Affiliates (4.1%):
Investment Companies (4.1%):
 1,924,059 American Performance Cash Management Fund..............   1,924,059
   356,219 American Performance U.S. Treasury Fund................     356,219
                                                                   -----------
 Total Investments in Affiliates                                     2,280,278
                                                                   -----------
 Total Investments (Cost $54,117,538)(a)--99.7%                     54,771,880
 Other assets in excess of liabilities--0.3%                           184,989
                                                                   -----------
 Net Assets--100.0%                                                $54,956,869
                                                                   ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $882,773. Cost for federal income tax purposes differs from fair value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 3,212,001
                    Unrealized depreciation....  (3,440,432)
                                                -----------
                    Net unrealized depreciation $  (228,431)
                                                ===========

(b) Represents non-income producing securities.

*  Effective yield at purchase.
** Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


                      Security                    Fair
Shares               Description                  Value
------- -------------------------------------- -----------
Common Stocks (98.8%):
Aerospace/Defense (1.9%):
 16,750 Lockheed Martin Corp.................. $ 1,060,610
                                               -----------
Automotive Parts (0.4%):
  5,025 Lear Corp. (b)........................     234,165
                                               -----------
Banking (11.5%):
 36,325 Bank of America Corp..................   2,545,655
 11,125 Bank One Corp.........................     455,569
 22,375 Comerica, Inc.........................   1,308,937
 15,050 U.S. Bancorp..........................     323,425
 32,700 Wachovia Corp.........................   1,204,995
 18,250 Washington Mutual, Inc................     690,033
                                               -----------
                                                 6,528,614
                                               -----------
Broadcasting/Cable (1.1%):
 18,150 Clear Channel Communications, Inc. (b)     620,367
                                               -----------
Business Equipment & Services (0.9%):
 14,075 Computer Sciences Corp. (b)...........     518,382
                                               -----------
Chemicals (1.0%):
 18,150 Dow Chemical Co.......................     548,493
                                               -----------
Computer Software & Services (1.1%):
 12,225 Microsoft Corp. (b)...................     600,003
                                               -----------
Computers & Peripherals (2.6%):
 47,575 Cisco Systems, Inc. (b)...............     657,487
 60,950 Hewlett-Packard Co....................     818,558
                                               -----------
                                                 1,476,045
                                               -----------
Construction (1.6%):
 17,550 Centex Corp...........................     886,100
                                               -----------
Consumer Products (0.5%):
  3,325 Procter & Gamble Co...................     294,761
                                               -----------
Diversified Manufacturing Operations (6.0%):
 47,175 Emerson Electric Co...................   2,301,196
 25,600 General Electric Co...................     771,840
  5,425 United Technologies Corp..............     322,191
                                               -----------
                                                 3,395,227
                                               -----------
Electronic Components/Instruments (2.2%):
 13,675 Agilent Technologies, Inc. (b)........     183,655
 88,925 Motorola, Inc.........................   1,067,100
                                               -----------
                                                 1,250,755
                                               -----------
Entertainment (7.4%):
 68,800 AOL Time Warner, Inc. (b).............     870,320
 21,075 Harrah's Entertainment, Inc. (b)......   1,001,906
 69,350 Metro-Goldwyn-Mayer, Inc. (b).........     814,863
 37,825 Viacom, Inc., Class B (b).............   1,539,477
                                               -----------
                                                 4,226,566
                                               -----------

                      Security                   Fair
Shares               Description                 Value
------- ------------------------------------- -----------
Common Stocks, continued:
Financial Services (16.5%):
  7,700 American Express Co.................. $   277,662
  9,250 Bear Stearns Companies, Inc..........     591,353
 81,825 Citigroup, Inc.......................   2,679,768
 38,025 Countrywide Credit Industries, Inc...   1,995,931
 12,825 J.P. Morgan Chase & Co...............     338,580
 25,600 MBNA Corp............................     517,120
 26,000 Merrill Lynch & Co...................     941,720
 12,125 Morgan Stanley Dean Witter & Co......     517,980
 29,225 Wells Fargo & Co.....................   1,525,253
                                              -----------
                                                9,385,367
                                              -----------
Health Care (1.9%):
 19,575 Johnson & Johnson....................   1,063,118
                                              -----------
Insurance (8.2%):
 43,450 American International Group, Inc....   2,728,660
 30,325 Fidelity National Financial, Inc.....     908,234
 20,775 MetLife, Inc.........................     559,263
  6,800 Radian Group, Inc....................     295,528
  3,480 Travelers Property Casualty Corp.,
         Class A (b).........................      54,706
  7,308 Travelers Property Casualty Corp.,
         Class B (b).........................     119,048
                                              -----------
                                                4,665,439
                                              -----------
Metals & Mining (0.6%):
 21,275 Freeport McMoran Copper & Gold, Inc.,
         Class B (b).........................     348,697
                                              -----------
Oil & Gas Exploration, Production and Services (3.9%):
  9,750 Anadarko Petroleum Corp..............     435,240
 11,725 Apache Corp..........................     645,579
 11,725 Devon Energy Corp....................     551,075
 23,900 Marathon Oil Corp....................     591,525
                                              -----------
                                                2,223,419
                                              -----------
Oil--Integrated Companies (9.5%):
 25,200 ChevronTexaco Corp...................   1,931,076
 77,700 Exxon Mobil Corp.....................   2,754,465
 15,450 Royal Dutch Petroleum Co.............     698,340
                                              -----------
                                                5,383,881
                                              -----------
Paper Products (1.2%):
 18,400 International Paper Co...............     692,760
                                              -----------
Pharmaceuticals (1.1%):
 18,500 Pfizer, Inc..........................     611,980
                                              -----------
Raw Materials (2.1%):
 36,725 Phelps Dodge Corp....................   1,186,585
                                              -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

                      Security                   Fair
Shares               Description                 Value
------- ------------------------------------- -----------
Common Stocks, continued:
Retail (4.7%):
  8,350 Federated Department Stores, Inc. (b) $   299,765
 31,325 Sears, Roebuck & Co..................   1,425,601
 17,750 Wal-Mart Stores, Inc.................     949,270
                                              -----------
                                                2,674,636
                                              -----------
Semiconductors (1.4%):
 47,375 Intel Corp...........................     789,741
                                              -----------
Telecommunications (3.7%):
 52,600 SBC Communications, Inc..............   1,301,324
 25,700 Verizon Communications, Inc..........     796,700
                                              -----------
                                                2,098,024
                                              -----------
Transportation & Shipping (1.3%):
 16,050 FedEx Corp...........................     759,968
                                              -----------

                        Security                     Fair
Shares                 Description                   Value
    -------         -------------------------     -----------
Common Stocks, continued:
Utilities--Electric (4.5%):
  6,500         Dominion Resources, Inc.......... $   407,615
 14,950         Entergy Corp.....................     630,741
 31,525         TXU Corp.........................   1,524,549
                                                  -----------
                                                    2,562,905
                                                  -----------
  Total Common Stocks                              56,086,608
                                                  -----------
Investments in Affiliates (1.0%):
Investment Companies (1.0%):
560,882         American Performance Cash
                 Management Fund.................     560,882
                                                  -----------
  Total Investments in Affiliates                     560,882
                                                  -----------
  Total Investments (Cost $58,999,810)(a)--99.8%   56,647,490
  Other assets in excess of liabilities--0.2%         106,000
                                                  -----------
  Net Assets--100.0%                              $56,753,490
                                                  ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,889,901. Cost for federal income tax purposes differs from fair value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 2,408,467
                    Unrealized depreciation....  (6,650,688)
                                                -----------
                    Net unrealized depreciation $(4,242,221)
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


                      Security                   Fair
Shares               Description                 Value
------- ------------------------------------- -----------
Common Stocks (98.8%):
Banking (1.3%):
 15,100 Fifth Third Bancorp.................. $ 1,014,418
                                              -----------
Beverages (5.6%):
 15,400 Anheuser Busch Co., Inc..............     818,664
 40,800 Coca-Cola Co.........................   2,080,800
 34,200 PepsiCo, Inc.........................   1,352,610
                                              -----------
                                                4,252,074
                                              -----------
Business Equipment & Services (1.2%):
 25,500 First Data Corp......................     886,125
                                              -----------
Chemicals (0.1%):
  4,657 Monsanto Co..........................      85,549
                                              -----------
Computer Software & Services (7.6%):
 97,000 Microsoft Corp. (b)..................   4,760,760
114,200 Oracle Corp. (b).....................   1,095,178
                                              -----------
                                                5,855,938
                                              -----------
Computers & Peripherals (7.7%):
144,600 Cisco Systems, Inc. (b)..............   1,998,372
 56,100 Dell Computer Corp. (b)..............   1,493,382
 32,400 International Business Machines Corp.   2,442,312
                                              -----------
                                                5,934,066
                                              -----------
Consumer Products (7.2%):
 19,300 Colgate-Palmolive Co.................   1,052,815
 26,300 Gillette Co..........................     829,239
 35,400 Philip Morris Cos., Inc..............   1,770,000
 20,600 Procter & Gamble Co..................   1,826,190
                                              -----------
                                                5,478,244
                                              -----------
Diversified Manufacturing Operations (9.7%):
 10,300 3M Co................................   1,286,985
165,600 General Electric Co..................   4,992,840
 13,300 Johnson Controls, Inc................   1,147,657
                                              -----------
                                                7,427,482
                                              -----------
Entertainment (1.3%):
 21,500 Harrah's Entertainment, Inc. (b).....   1,022,110
                                              -----------
Financial Services (5.5%):
 31,300 American Express Co..................   1,128,678
 17,800 Fannie Mae...........................   1,348,884
 41,400 MBNA Corp............................     836,280
 19,900 State Street Corp....................     862,068
                                              -----------
                                                4,175,910
                                              -----------
Food Products & Services (1.2%):
 22,200 General Mills, Inc...................     934,398
                                              -----------

                  Security                Fair
Shares           Description              Value
------- ------------------------------ -----------
Common Stocks, continued:
Health Care (5.2%):
 51,900 Johnson & Johnson............. $ 2,818,689
 29,100 Medtronic, Inc................   1,198,338
                                       -----------
                                         4,017,027
                                       -----------
Insurance (3.9%):
 20,900 Loews Corp....................   1,097,459
 20,500 Marsh & McLennan Cos., Inc....     997,325
  9,900 UnitedHealth Group, Inc.......     874,665
                                       -----------
                                         2,969,449
                                       -----------
Paper Products (1.5%):
 19,600 Kimberly-Clark Corp...........   1,172,864
                                       -----------
Pharmaceuticals (19.3%):
 30,500 Abbott Laboratories...........   1,220,915
 29,300 Amgen, Inc. (b)...............   1,319,379
 44,600 Bristol-Myers Squibb Co.......   1,112,770
 14,600 Cardinal Health, Inc..........     946,664
 21,300 Eli Lilly & Co................   1,236,465
 39,500 Merck & Co., Inc..............   1,995,540
109,200 Pfizer, Inc...................   3,612,336
 27,300 Pharmacia Corp................   1,193,010
 36,400 Schering-Plough Corp..........     840,112
 29,000 Wyeth.........................   1,241,200
                                       -----------
                                        14,718,391
                                       -----------
Restaurants (1.1%):
 34,100 McDonald's Corp...............     810,216
                                       -----------
Retail (12.1%):
 48,700 Home Depot, Inc...............   1,603,691
 13,600 Kohl's Corp. (b)..............     948,192
 23,400 Lowe's Cos., Inc..............     968,292
 25,600 Target Corp...................     875,520
 74,900 Wal-Mart Stores, Inc..........   4,005,652
 25,900 Walgreen Co...................     900,025
                                       -----------
                                         9,301,372
                                       -----------
Semiconductors (5.1%):
 58,000 Applied Materials, Inc. (b)...     774,880
131,300 Intel Corp....................   2,188,771
 47,600 Texas Instruments, Inc........     937,720
                                       -----------
                                         3,901,371
                                       -----------
Transportation & Shipping (2.2%):
 26,700 United Parcel Service, Class B   1,706,397
                                       -----------
  Total Common Stocks                   75,663,401
                                       -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

                       Security                   Fair
Shares                Description                 Value
   -------        -------------------------    -----------
Investments in Affiliates (1.2%):
Investment Companies (1.2%):
916,096        American Performance Cash
                Management Fund............... $   916,096
                                               -----------
  Total Investments in Affiliates                  916,096
                                               -----------
  Total Investments
   (Cost $66,184,254)(a)--100.0%                76,579,497
  Other assets in excess of liabilities--0.0%        5,305
                                               -----------
  Net Assets--100.0%                           $76,584,802
                                               -----------

--------
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $832,147. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

                Unrealized appreciation............ $14,445,290
                Unrealized depreciation............  (4,882,194)
                                                    -----------
                Net unrealized appreciation........ $ 9,563,096
                                                    ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2002


                      Security                   Fair
Shares               Description                 Value
------- ------------------------------------- -----------
Common Stocks (95.7%):
Aerospace/Defense (1.3%):
  2,000 Alliant Techsystems, Inc. (b)........ $   136,440
                                              -----------
Airlines (0.8%):
  5,100 SkyWest, Inc.........................      79,499
                                              -----------
Apparel/Footwear (0.9%):
  3,700 Kellwood Co..........................      92,204
                                              -----------
Automotive Parts (2.9%):
  3,600 CLARCOR, Inc.........................     110,520
  3,300 O'Reilly Automotive, Inc. (b)........      98,274
  7,400 TBC Corp. (b)........................      87,239
                                              -----------
                                                  296,033
                                              -----------
Banking (5.0%):
  4,900 Cullen/Frost Bankers, Inc............     183,260
  6,700 Staten Island Bancorp, Inc...........     134,402
  7,800 Washington Federal, Inc..............     199,992
                                              -----------
                                                  517,654
                                              -----------
Beverages (1.0%):
  3,600 Corn Products International, Inc.....     100,800
                                              -----------
Building Materials (1.7%):
  3,500 Butler Manufacturing Co..............      85,750
  3,200 Hughes Supply, Inc...................      91,936
                                              -----------
                                                  177,686
                                              -----------
Business Equipment & Services (5.6%):
  2,900 Fair, Issac & Co., Inc...............     102,805
  3,000 Global Payments, Inc.................      83,580
  3,800 NDCHealth Corp.......................      77,596
  4,000 Standard Register Co.................     101,800
  3,200 United Stationers, Inc. (b)..........      88,000
  2,300 Zebra Technologies Corp., Class A (b)     124,912
                                              -----------
                                                  578,693
                                              -----------
Business Services (0.9%):
  3,300 CDI Corporation (b)..................      89,760
                                              -----------
Chemicals (4.9%):
  2,400 Cambrex Corp.........................      91,944
  3,400 Georgia Gulf Corp....................      86,700
  2,000 OM Group, Inc........................     105,460
 11,500 Polyone Corp.........................     107,525
  2,400 Scotts Co., Class A (b)..............     116,952
                                              -----------
                                                  508,581
                                              -----------
Colleges and Universities (0.8%):
  2,300 Corinthian Colleges, Inc. (b)........      85,675
                                              -----------
Combination Utility Services (0.9%):
  4,000 Plains Resources, Inc. (b)...........      96,840
                                              -----------

                      Security                    Fair
Shares               Description                  Value
------ --------------------------------------- -----------
Common Stocks, continued:
Commercial Services (2.7%):
3,700  Aaron Rents, Inc....................... $    77,182
6,200  ABM Industries, Inc....................     104,036
3,900  Regis Corp.............................      99,684
                                               -----------
                                                   280,902
                                               -----------
Computer Software & Services (0.8%):
3,400  THQ, Inc. (b)..........................      78,540
                                               -----------
Computers & Peripherals (1.6%):
4,000  Anixter International, Inc. (b)........      94,200
2,000  Black Box Corp. (b)....................      69,420
                                               -----------
                                                   163,620
                                               -----------
Construction (1.7%):
1,700  EMCOR Group, Inc. (b)..................      92,667
3,700  URS Corp. (b)..........................      86,765
                                               -----------
                                                   179,432
                                               -----------
Consumer Products (0.7%):
3,300  Fossil, Inc. (b).......................      72,138
                                               -----------
Diversified Manufacturing Operations (1.9%):
3,500  IDEX Corp..............................     109,025
2,400  Roper Industries, Inc..................      83,400
                                               -----------
                                                   192,425
                                               -----------
Electronic Components/Instruments (2.8%):
3,600  Electro Scientific Industries, Inc. (b)      66,924
2,800  Harman International Industries, Inc...     144,004
3,800  Technitrol, Inc........................      75,658
                                               -----------
                                                   286,586
                                               -----------
Entertainment (2.8%):
5,500  Aztar Corp. (b)........................      78,650
2,800  Panera Bread (b).......................      79,408
1,800  Polaris Industries, Inc................     132,030
                                               -----------
                                                   290,088
                                               -----------
Financial Services (2.4%):
2,700  Downey Financial Corp..................     111,834
4,800  Raymond James Financial, Inc...........     135,360
                                               -----------
                                                   247,194
                                               -----------
Food Products & Services (2.6%):
3,600  International Multifoods Corp. (b).....      75,060
4,500  Nash Finch Co..........................      94,185
3,000  Performance Food Group Co. (b).........     103,950
                                               -----------
                                                   273,195
                                               -----------
Forest Products--Lumber & Paper (0.8%):
6,600  Pope & Talbot, Inc.....................      87,648
                                               -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

                       Security                    Fair
Shares                Description                  Value
------- --------------------------------------- -----------
Common Stocks, continued:
General Industrial Machinery (0.7%):
  4,000 Atmi INC. (b).......................... $    68,152
                                                -----------
Health Care (5.0%):
  2,600 Cerner Corp. (b).......................      97,136
  4,300 Cognex Corp. (b).......................      67,725
  3,500 Coventry Health Care, Inc. (b).........     109,270
  2,700 IDEXX Laboratories, Inc. (b)...........      78,543
  2,600 Invacare Corp..........................      91,000
  5,300 Owens & Minor, Inc.....................      76,585
                                                -----------
                                                    520,259
                                                -----------
Home Builders (3.2%):
    400 NVR, Inc. (b)..........................     118,600
  2,500 Ryland Group, Inc......................     106,625
  4,300 Toll Brothers, Inc. (b)................     107,500
                                                -----------
                                                    332,725
                                                -----------
Insurance (4.5%):
  5,300 First American Corp....................     113,791
  2,000 Hilb, Rogal & Hamilton Co..............      87,900
  2,600 Mid Atlantic Medical Services, Inc. (b)      93,886
  3,300 Selective Insurance Group, Inc.........      77,880
  4,800 Stewart Information Services Corp. (b).      85,920
                                                -----------
                                                    459,377
                                                -----------
Lumber (0.9%):
  4,700 Universal Forest Products, Inc.........      94,987
                                                -----------
Machinery & Equipment (1.9%):
  2,600 Manitowoc Co., Inc.....................      85,800
  5,800 Timken Co..............................     105,908
                                                -----------
                                                    191,708
                                                -----------
Medical--Biotechnology (0.9%):
  3,100 Techne Corp. (b).......................      88,015
                                                -----------
Medical Equipment & Supplies (1.9%):
  2,100 Diagnostic Products Corp...............      84,210
  3,200 Respironics, Inc. (b)..................     108,448
                                                -----------
                                                    192,658
                                                -----------
Metals--Processing & Fabrication (1.2%):
  6,600 Commercial Metals Co...................     124,872
                                                -----------
Oil & Gas Exploration, Production and Services (5.4%):
  5,100 Cal Dive International, Inc. (b).......      95,115
  3,500 Newfield Exploration Co. (b)...........     118,650
  4,100 Pogo Producing Co......................     134,685
  5,800 Veritas DGC, Inc. (b)..................      75,110
  6,500 XTO Energy, Inc........................     131,625
                                                -----------
                                                    555,185
                                                -----------

                        Security                     Fair
Shares                 Description                   Value
------- ----------------------------------------- -----------
Common Stocks, continued:
Pharmaceuticals (2.1%):
  2,700 Cephalon, Inc. (b)....................... $   117,450
  2,200 Medicis Pharmaceutical Corp., Class A (b)      97,790
                                                  -----------
                                                      215,240
                                                  -----------
Raw Materials (0.9%):
  4,300 Macdermid, Inc...........................      88,752
                                                  -----------
Restaurants (2.2%):
  5,600 Applebee's International, Inc............     124,376
  5,400 Ruby Tuesday, Inc........................     107,676
                                                  -----------
                                                      232,052
                                                  -----------
Retail (5.3%):
  3,400 Ann Taylor Stores Corp. (b)..............      90,780
  4,500 Chico's FAS, Inc. (b)....................      78,930
  2,800 Ethan Allen Interiors, Inc...............      95,144
  5,400 La-Z-Boy, Inc............................     133,650
  3,100 Linens 'n Things, Inc. (b)...............      66,867
  4,200 Men's Wearhouse, Inc. (b)................      79,380
                                                  -----------
                                                      544,751
                                                  -----------
Semiconductors (2.3%):
  6,100 Applied Industrial Technologies, Inc.....      96,685
 10,700 Axcelis Technologies, Inc. (b)...........      72,407
  3,100 Varian Semiconductor Equipment
         Associates, Inc. (b)....................      64,852
                                                  -----------
                                                      233,944
                                                  -----------
Shelter (0.7%):
  1,800 MDC Holdings, Inc........................      72,360
                                                  -----------
Technology (0.6%):
  2,300 Kronos, Inc. (b).........................      59,708
                                                  -----------
Transportation & Shipping (3.5%):
  4,300 Arkansas Best Corp. (b)..................      88,494
  3,600 Roadway Express, Inc.....................      84,960
  4,600 Werner Enterprises, Inc..................      82,248
  4,500 Yellow Corp. (b).........................     100,305
                                                  -----------
                                                      356,007
                                                  -----------
Utilities--Diversified (0.8%):
  6,200 Northwestern Corp........................      79,050
                                                  -----------
Utilities--Electric (1.1%):
  9,300 Avista Corp..............................     118,296
                                                  -----------
Utilities--Natural Gas (3.1%):
  4,700 Energen Corp.............................     124,597
  6,400 New Jersey Resources Corp................     200,000
                                                  -----------
                                                      324,597
                                                  -----------
  Total Common Stocks                               9,864,328
                                                  -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2002

                         Security                      Fair
Shares                  Description                    Value
  -------      ----------------------------------   -----------
Investments in Affiliates (4.3%):
Investment Companies (4.3%):
227,229      American Performance Cash
              Management Fund...................... $   227,229
220,187      American Performance U.S. Treasury
              Fund.................................     220,187
                                                    -----------
  Total Investments in Affiliates                       447,416
                                                    -----------
  Total Investments (Cost $10,564,044) (a)--100.0%   10,311,744
  Other assets in excess of liabilities--0.0%             2,208
                                                    -----------
  Net Assets--100.0%                                $10,313,952
                                                    ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $42,642. Cost for federal income tax purposes differs from fair value by net unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $ 691,567
                     Unrealized depreciation....  (986,509)
                                                 ---------
                     Net unrealized depreciation $(294,942)
                                                 =========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                                August 31, 2002

1. Organization:

  The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund" and collectively, "the Funds").

2. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments of the U.S. Treasury Fund, Institutional U.S. Treasury Fund, and Cash Management Fund are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     Investments in common stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds, are valued at their fair values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

     Security Transactions and Related Income:

     Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no when-issued securities as of August 31, 2002.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002


     Organization Costs:

     All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

     On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method.

     Repurchase Agreements:

     Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

     Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, Institutional U.S. Treasury Fund, and Cash Management Fund. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002


     As of August 31, 2002, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                         Accumulated Net
                                      Accumulated Net  Realized Gain/(Loss)
                                     Investment Income    on Investments
                                     ----------------- --------------------
    U.S. Treasury Fund..............     $   4,830          $  (4,830)
    Institutional U.S. Treasury Fund           464                 --
    Cash Management Fund............         6,171             (6,171)
    Short-Term Income Fund..........      (132,055)           132,055
    Intermediate Bond Fund..........       104,811           (104,811)
    Bond Fund.......................        23,376            (23,376)
    Balanced Fund...................       (33,426)            33,426
    Equity Fund.....................             2                 (2)
    Growth Equity Fund..............        12,995                 --

     Recent Accounting Pronouncements:

     As required, effective September 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and accreting discounts on debt securities. Prior to September 1, 2001, the Intermediate Bond Fund did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in the following change in cost of securities and the corresponding change in net unrealized appreciation and net investment income, based on securities held by the Funds on September 1, 2001.


                                              Unrealized      Net
                                   Cost of   Appreciation/ Investment
           Fund                   Securities Depreciation    Income
           ----                   ---------- ------------- ----------
           Intermediate Bond Fund  (73,079)     73,079      (73,079)

3. Related Party Transactions:

  Investment Concepts, Inc. ("Investment Concepts"), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA ("BOK"), serves as investment adviser to the Funds. Under the terms of the Investment Advisory Agreement, Investment Concepts is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

                                               Annual Advisory Fee
                                         (as a percentage of net assets)
                                         -------------------------------
        U.S. Treasury Fund..............              0.40%
        Institutional U.S. Treasury Fund              0.15%
        Cash Management Fund............              0.40%
        Intermediate Tax-Free Bond Fund.              0.55%
        Short-Term Income Fund..........              0.55%
        Intermediate Bond Fund..........              0.55%
        Bond Fund.......................              0.55%
        Balanced Fund...................              0.74%
        Equity Fund.....................              0.69%
        Growth Equity Fund..............              0.69%
        Small Cap Equity Fund...........              0.69%


                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002

  BOK serves the Funds as custodian for which it is paid a fee up to 0.03% of each Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. For administration services BISYS is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds. Under a Sub-Administration Agreement, BISYS Ohio pays BOK a fee of up to 0.05% of each Fund's average daily net assets to perform certain administrative duties for the Funds. The fees paid to BOK by BISYS Ohio for such services come out of BISYS Ohio's fees and are not an additional charge to the Funds. BISYS Ohio also serves the Funds as transfer agent and fund accountant.

  The Funds, excluding the Institutional U.S. Treasury Fund, have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOK, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended August 31, 2002, BISYS received $28,003 from commissions earned on sales of shares of the Variable Net Asset Value Funds, $26,237 of which was reallowed to affiliated broker/dealers of the Funds.

  From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4. Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2002 are as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
  Intermediate Tax-Free Bond Fund................... $  8,396,657 $  2,843,438
  Short-Term Income Fund............................  130,320,847   89,448,415
  Intermediate Bond Fund............................   75,265,759   79,122,803
  Bond Fund.........................................   80,115,478   82,536,898
  Balanced Fund.....................................   37,061,764   37,470,209
  Equity Fund.......................................   81,927,059  108,115,526
  Growth Equity Fund................................   40,110,415   37,588,515
  Small Cap Equity Fund.............................    9,490,011    5,622,166

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002


5. Concentration of Credit Risk:

  The Intermediate Tax-Free Bond Fund invests primarily in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific industry sector. The Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2002, (as a percentage of total long-term investments):

                                                           Intermediate
                                                           Tax-Free Bond
                                                               Fund
                                                           -------------
        Airport...........................................      1.07%
        Development.......................................      1.59%
        Education.........................................      1.54%
        Facilities........................................      3.67%
        General Obligation................................     20.55%
        Higher Education..................................      5.18%
        Medical...........................................     10.46%
        Multi-family Housing..............................      1.57%
        Pollution.........................................      4.84%
        Power.............................................      2.83%
        School District...................................     14.92%
        Single-family Housing.............................      4.90%
        Student Loan......................................      0.75%
        Transportation....................................      1.06%
        Utilities.........................................     15.75%
        Water.............................................      9.32%
                                                              ------
                                                              100.00%

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002


6. Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  As of August 31, 2002, the following Funds have net capital loss carryforwards, which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations.


                   Fund                    Amount    Expires
                   ----                  ----------- -------
                   Balanced Fund........ $    64,274  2008
                   Balanced Fund........      13,082  2009
                   Balanced Fund........   3,728,009  2010
                   Equity Fund..........   4,166,097  2010
                   Growth Equity Fund...     137,757  2009
                   Growth Equity Fund...  21,681,263  2010
                   Small Cap Equity Fund      37,057  2010

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

7. Other Federal Income Tax Information (Unaudited):

  The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2002 and 2001 were as follows:

                                 Distributions paid from
                                 -----------------------                  Tax
                                                 Net                    Return      Total
                                  Ordinary    Long-Term  Total Taxable    of    Distributions
2002                               Income       Gains    Distributions  Capital     Paid
----                             ----------- ----------- -------------  ------- -------------
U.S. Treasury Fund.............. $ 9,251,063 $        --  $ 9,251,063   $    --  $ 9,251,063*
Institutional U.S. Treasury Fund     834,504          --      834,504        --     834,504 *
Cash Management Fund............  14,475,571          --   14,475,571        --   14,475,571*
Intermediate Tax-Free Bond Fund.       2,364     114,326      116,690**      --    1,310,654*
Short-Term Income Fund..........   4,312,015      13,832    4,325,847        --    4,325,847*
Intermediate Bond Fund..........   5,018,032          --    5,018,032        --    5,018,032*
Bond Fund.......................   4,070,523          --    4,070,523        --    4,070,523*
Balanced Fund...................   1,406,992          --    1,406,992        --    1,406,992
Equity Fund.....................     759,711  17,635,243   18,394,954        --   18,394,954
Growth Equity Fund..............      26,152          --       26,152    12,995       39,147
Small Cap Equity Fund...........       8,229     198,636      206,865        --      206,865

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2002

                                Distributions paid from
                                -----------------------                 Tax
                                                Net                   Return      Total
                                 Ordinary    Long-Term  Total Taxable   of    Distributions
2001                              Income       Gains    Distributions Capital     Paid
----                            ----------- ----------- ------------- ------- -------------
U.S. Treasury Fund............. $29,266,852 $        --  $29,266,852    $--    $29,266,852*
Cash Management Fund...........  35,078,430          --   35,078,430     --     35,078,430*
Intermediate Tax-Free Bond Fund   1,185,635      14,596    1,200,231     --      1,200,231*
Short-Term Income Fund.........   4,016,263          --    4,016,263     --      4,016,263*
Intermediate Bond Fund.........   5,148,181          --    5,148,181     --      5,148,181*
Bond Fund......................   3,594,952          --    3,594,952     --      3,594,952*
Balanced Fund..................   1,533,198          --    1,533,198     --      1,533,198
Equity Fund....................   2,172,021  27,519,233   29,691,254     --     29,691,254
Growth Equity Fund.............          --   4,072,461    4,072,461     --      4,072,461
Small Cap Equity Fund..........      17,265      40,218       57,483     --         57,483

--------
* Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.
** The Intermediate Tax-Free Bond Fund paid tax exempt interest dividends during the periods ended August 31, 2002 and 2001 of $1,193,964 and $1,185,635, respectively.

  As of August 31, 2002 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                   Undistributed Undistributed                                                                Total
                     Ordinary      Long Term                             Accumulated       Unrealized      Accumulated
                    Income/Tax      Capital     Accumulated Dividends    Capital and     Appreciation/      Earnings/
                   Exempt Income Gains (Losses)  Earnings    Payable   Other Losses*** (Depreciation)****   (Deficit)
                   ------------- -------------- ----------- ---------- --------------- ------------------ ------------
U.S. Treasury Fund  $  623,211      $     --    $  623,211  $  548,720  $       (111)     $        --     $     74,380
Institutional U.S.
 Treasury Fund....      68,955            --        68,955      68,491            --               --              464
Cash Management
 Fund.............   1,063,735            --     1,063,735   1,008,325           (44)              --           55,366
Intermediate
 Tax-Free
 Bond Fund........     111,510         5,046       155,175     118,855            --        1,444,983        1,481,303
Short-Term
 Income Fund......     950,567       162,212     1,113,179     468,840            --        1,638,035        2,282,374
Intermediate
 Bond Fund........     717,282            --       717,282     353,814            --        2,104,306        2,467,773
Bond Fund.........     688,860       196,936       885,796     271,372            --        2,800,847        3,415,271
Balanced Fund.....     216,889            --       216,889          --    (6,458,562)        (228,431)      (6,470,463)
Equity Fund.......     124,860            --       124,860          --   (26,595,393)      (4,242,221)     (30,712,754)
Growth Equity
 Fund.............          --            --            --          --   (27,541,695)       9,563,096      (17,978,599)
Small Cap Equity
 Fund.............       4,855            --         4,855          --       (37,057)        (294,942)        (327,143)

--------
*** See footnote 6 regarding the capital loss carry forwards and below for post-October losses.
**** The differences between book-basis and tax-basis unrealized appreciation/
     (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                   Notes to Financial Statements, Concluded
                                August 31, 2002


  Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2002, the Funds deferred post October capital losses of:

                                            Post-October
                      Fund                 Capital Losses
                      ----                 --------------
                      US Treasury Fund....  $       111
                      Cash Management Fund           44
                      Balanced Fund.......    2,653,197
                      Equity Fund.........   22,429,296
                      Growth Equity Fund..    5,722,675

  For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2002 qualify for the corporate dividend received deduction for the following Funds:

                        Fund                  Percentage
                        ----                  ----------
                        Balanced Fund........    36.00%
                        Equity Fund..........   100.00%
                        Small Cap Equity Fund   100.00%

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                       U.S. Treasury Fund
                                                        ------------------------------------------------
                                                                      Year Ended August 31,
                                                        ------------------------------------------------
                                                          2002      2001      2000      1999      1998
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        --------  --------  --------  --------  --------
Investment Activities
  Net investment income................................    0.013     0.045     0.051     0.042     0.048
                                                        --------  --------  --------  --------  --------
    Total from Investment Activities...................    0.013     0.045     0.051     0.042     0.048
                                                        --------  --------  --------  --------  --------
Distributions
  Net investment income................................   (0.013)   (0.045)   (0.051)   (0.042)   (0.048)
                                                        --------  --------  --------  --------  --------
    Total Distributions................................   (0.013)   (0.045)   (0.051)   (0.042)   (0.048)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        ========  ========  ========  ========  ========
Total Return...........................................     1.29%     4.63%     5.20%     4.26%     4.94%

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $611,568  $626,404  $608,410  $394,415  $388,319
  Ratio of expenses to average net assets..............     0.70%     0.70%     0.71%     0.71%     0.72%
  Ratio of net investment income to average net assets.     1.28%     4.51%     5.11%     4.17%     4.83%
  Ratio of expenses to average net assets*.............     0.95%     0.95%     0.96%     0.96%     0.97%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                             Institutional
                                                             U.S. Treasury
                                                                 Fund
                                                             -------------
                                                             Period Ended
                                                              August 31,
                                                                2002(a)
                                                             -------------
     Net Asset Value, Beginning of Period...................    $ 1.000
                                                                -------
     Investment Activities
       Net investment income................................      0.014
                                                                -------
         Total from Investment Activities...................      0.014
                                                                -------
     Distributions
       Net investment income................................     (0.014)
                                                                -------
         Total Distributions................................     (0.014)
                                                                -------
     Net Asset Value, End of Period.........................    $ 1.000
                                                                =======
     Total Return...........................................       1.37%(b)

     Ratios/Supplemental Data:
       Net Assets at end of period (000)....................    $53,005
       Ratio of expenses to average net assets..............       0.26%(c)
       Ratio of net investment income to average net assets.       1.58%(c)
       Ratio of expenses to average net assets*.............       0.53%(c)

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period October 19, 2001 (commencement of operations) through August 31, 2002.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                      Cash Management Fund
                                                        ------------------------------------------------
                                                                      Year Ended August 31,
                                                        ------------------------------------------------
                                                          2002      2001      2000      1999      1998
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        --------  --------  --------  --------  --------
Investment Activities
  Net investment income................................    0.017     0.049     0.054     0.045     0.050
                                                        --------  --------  --------  --------  --------
    Total from Investment Activities...................    0.017     0.049     0.054     0.045     0.050
                                                        --------  --------  --------  --------  --------
Distributions
  Net investment income................................   (0.017)   (0.049)   (0.054)   (0.045)   (0.050)
                                                        --------  --------  --------  --------  --------
    Total Distributions................................   (0.017)   (0.049)   (0.054)   (0.045)   (0.050)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                        ========  ========  ========  ========  ========
Total Return...........................................     1.67%     4.99%     5.55%     4.63%     5.14%

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $892,477  $731,152  $647,086  $551,880  $466,571
  Ratio of expenses to average net assets..............     0.54%     0.54%     0.55%     0.65%     0.71%
  Ratio of net investment income to average net assets.     1.64%     4.81%     5.42%     4.53%     5.02%
  Ratio of expenses to average net assets*.............     0.94%     0.94%     0.95%     0.95%     0.96%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                           Intermediate Tax-Free Bond Fund
                                                                     -------------------------------------------
                                                                                Year Ended August 31,
                                                                     -------------------------------------------
                                                                       2002     2001     2000     1999     1998
                                                                     -------  -------  -------  -------  -------
Net Asset Value, Beginning of Period................................ $ 10.97  $ 10.56  $ 10.51  $ 10.99  $ 10.78
                                                                     -------  -------  -------  -------  -------
Investment Activities
  Net investment income.............................................    0.46     0.47     0.47     0.47     0.48
  Net realized/unrealized gains (losses) on investment transactions.    0.08     0.42     0.11    (0.44)    0.28
                                                                     -------  -------  -------  -------  -------
    Total from Investment Activities................................    0.54     0.89     0.58     0.03     0.76
                                                                     -------  -------  -------  -------  -------
Distributions
  Net investment income.............................................   (0.46)   (0.47)   (0.47)   (0.47)   (0.48)
  Net realized gains on investment transactions.....................   (0.05)   (0.01)   (0.06)   (0.04)   (0.07)
                                                                     -------  -------  -------  -------  -------
    Total Distributions.............................................   (0.51)   (0.48)   (0.53)   (0.51)   (0.55)
                                                                     -------  -------  -------  -------  -------
Net Asset Value, End of Period...................................... $ 11.00  $ 10.97  $ 10.56  $ 10.51  $ 10.99
                                                                     =======  =======  =======  =======  =======
Total Return (excludes sales charge)................................    5.09%    8.57%    5.78%    0.19%    7.28%
Ratios/Supplemental Data:
  Net Assets at end of period (000)................................. $34,680  $28,618  $26,902  $30,353  $30,454
  Ratio of expenses to average net assets...........................    0.76%    0.75%    0.77%    0.75%    0.74%
  Ratio of net investment income to average net assets..............    4.18%    4.37%    4.58%    4.33%    4.44%
  Ratio of expenses to average net assets*..........................    1.21%    1.20%    1.22%    1.20%    1.19%
  Portfolio turnover................................................   10.22%    9.20%    0.00%   11.96%   19.10%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                Short-Term Income Fund
                                                                     --------------------------------------------
                                                                                 Year Ended August 31,
                                                                     --------------------------------------------
                                                                       2002      2001     2000     1999     1998
                                                                     --------  -------  -------  -------  -------
Net Asset Value, Beginning of Period................................ $  10.24  $  9.93  $  9.89  $ 10.12  $  9.92
                                                                     --------  -------  -------  -------  -------
Investment Activities
  Net investment income.............................................     0.47     0.60     0.62     0.59     0.62
  Net realized/unrealized gains (losses) on investment transactions.     0.14     0.31     0.04    (0.23)    0.20
                                                                     --------  -------  -------  -------  -------
    Total from Investment Activities................................     0.61     0.91     0.66     0.36     0.82
                                                                     --------  -------  -------  -------  -------
Distributions
  Net investment income.............................................    (0.47)   (0.60)   (0.62)   (0.59)   (0.62)
  Net realized gains on investment transactions.....................    (0.04)      --       --       --       --
                                                                     --------  -------  -------  -------  -------
Total Distributions.................................................    (0.51)   (0.60)   (0.62)   (0.59)   (0.62)
                                                                     --------  -------  -------  -------  -------
Net Asset Value, End of Period...................................... $  10.34  $ 10.24  $  9.93  $  9.89  $ 10.12
                                                                     ========  =======  =======  =======  =======
Total Return (excludes sales charge)................................     6.14%    9.37%    6.92%    3.66%    8.47%

Ratios/Supplemental Data:
  Net Assets at end of period (000)................................. $135,409  $75,458  $61,650  $62,523  $32,390
  Ratio of expenses to average net assets...........................     0.55%    0.56%    0.57%    0.56%    0.41%
  Ratio of net investment income to average net assets..............     4.79%    5.87%    6.30%    5.85%    6.15%
  Ratio of expenses to average net assets*..........................     1.18%    1.19%    1.21%    1.24%    1.22%
  Portfolio turnover................................................   103.52%   63.55%   50.34%  109.69%   60.02%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                     Intermediate Bond Fund
                                                        -----------------------------------------------
                                                                     Year Ended August 31,
                                                        -----------------------------------------------
                                                            2002       2001     2000     1999     1998
                                                        --------     -------  -------  -------  -------
Net Asset Value, Beginning of Period................... $  10.47     $ 10.08  $ 10.08  $ 10.50  $ 10.23
                                                        --------     -------  -------  -------  -------
Investment Activities
  Net investment income................................     0.52(a)     0.59     0.60     0.60     0.61
  Net realized/unrealized gains (losses) on investment
   transactions........................................     0.12(a)     0.39       --    (0.42)    0.27
                                                        --------     -------  -------  -------  -------
    Total from Investment Activities...................     0.64        0.98     0.60     0.18     0.88
                                                        --------     -------  -------  -------  -------
Distributions
  Net investment income................................    (0.53)      (0.59)   (0.60)   (0.60)   (0.61)
                                                        --------     -------  -------  -------  -------
    Total Distributions................................    (0.53)      (0.59)   (0.60)   (0.60)   (0.61)
                                                        --------     -------  -------  -------  -------
Net Asset Value, End of Period......................... $  10.58     $ 10.47  $ 10.08  $ 10.08  $ 10.50
                                                        ========     =======  =======  =======  =======
Total Return (excludes sales charge)...................     6.24%      10.01%    6.21%    1.73%    8.80%

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $103,208     $96,908  $84,218  $87,132  $85,382
  Ratio of expenses to average net assets..............     0.96%       0.95%    0.96%    0.97%    0.95%
  Ratio of net investment income to average net assets.     4.98%(a)    5.76%    6.04%    5.80%    5.86%
  Ratio of expenses to average net assets*.............     1.16%       1.15%    1.17%    1.17%    1.15%
  Portfolio turnover...................................    80.93%      62.71%   34.32%   34.47%   31.98%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Without the adoption of the change in amortization method as discussed in
    Note 2 in the Notes to Financial Statements, these amounts would have been:

        Net investment income................................... $0.53
        Net realized/unrealized gains on investment transactions $0.11
        Ratio of net investment income to average net assets....  5.05%

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                       Bond Fund
                                                                     --------------------------------------------
                                                                                 Year Ended August 31,
                                                                     --------------------------------------------
                                                                       2002     2001     2000     1999      1998
                                                                     -------  -------  -------  -------   -------
Net Asset Value, Beginning of Period................................ $  9.67  $  9.17  $  9.18  $  9.76   $  9.29
                                                                     -------  -------  -------  -------   -------
Investment Activities
  Net investment income.............................................    0.50     0.55     0.57     0.57      0.57
  Net realized/unrealized gains (losses) on investment transactions.    0.29     0.50    (0.01)   (0.58)     0.47
                                                                     -------  -------  -------  -------   -------
    Total from Investment Activities................................    0.79     1.05     0.56    (0.01)     1.04
                                                                     -------  -------  -------  -------   -------
Distributions
  Net investment income.............................................   (0.50)   (0.55)   (0.57)   (0.57)    (0.57)
  Net realized gains on investment transactions.....................   (0.07)      --       --       --        --
                                                                     -------  -------  -------  -------   -------
    Total Distributions.............................................   (0.57)   (0.55)   (0.57)   (0.57)    (0.57)
                                                                     -------  -------  -------  -------   -------
Net Asset Value, End of Period...................................... $  9.89  $  9.67  $  9.17  $  9.18   $  9.76
                                                                     =======  =======  =======  =======   =======
Total Return (excludes sales charge)................................    8.44%   11.79%    6.38%   (0.19)%   11.54%

Ratios/Supplemental Data:
  Net Assets at end of period (000)................................. $72,139  $65,462  $56,141  $62,721   $52,706
  Ratio of expenses to average net assets...........................    0.96%    0.96%    0.97%    0.97%     0.96%
  Ratio of net investment income to average net assets..............    5.19%    5.85%    6.31%    5.95%     6.02%
  Ratio of expenses to average net assets*..........................    1.16%    1.16%    1.17%    1.17%     1.16%
  Portfolio turnover................................................  122.65%   76.59%   27.39%   41.02%    47.80%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.


                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                                     Balanced Fund
                                                                     ---------------------------------------------
                                                                                 Year Ended August 31,
                                                                     ---------------------------------------------
                                                                       2002      2001      2000     1999     1998
                                                                     -------   -------   -------  -------  -------
Net Asset Value, Beginning of Period................................ $ 11.88   $ 13.86   $ 13.62  $ 12.37  $ 13.38
                                                                     -------   -------   -------  -------  -------
Investment Activities
  Net investment income.............................................    0.28      0.29      0.31     0.34     0.40
  Net realized/unrealized gains (losses) on investment transactions.   (1.11)    (1.96)     1.37     1.90     0.21
                                                                     -------   -------   -------  -------  -------
    Total from Investment Activities................................   (0.83)    (1.67)     1.68     2.24     0.61
                                                                     -------   -------   -------  -------  -------
Distributions
  Net investment income.............................................   (0.28)    (0.31)    (0.31)   (0.34)   (0.34)
  Net realized gains on investment transactions.....................      --        --     (1.13)   (0.65)   (1.28)
                                                                     -------   -------   -------  -------  -------
    Total Distributions.............................................   (0.28)    (0.31)    (1.44)   (0.99)   (1.62)
                                                                     -------   -------   -------  -------  -------
Net Asset Value, End of Period...................................... $ 10.77   $ 11.88   $ 13.86  $ 13.62  $ 12.37
                                                                     =======   =======   =======  =======  =======
Total Return (excludes sales charge)................................   (7.13)%  (12.12)%   13.06%   18.51%    4.55%

Ratios/Supplemental Data:
  Net Assets at end of period (000)................................. $54,957   $60,249   $70,636  $56,571  $40,656
  Ratio of expenses to average net assets...........................    0.77%     0.75%     0.76%    0.67%    0.47%
  Ratio of net investment income to average net assets..............    2.36%     2.39%     2.38%    2.52%    3.02%
  Ratio of expenses to average net assets*..........................    1.34%     1.32%     1.35%    1.35%    1.34%
  Portfolio turnover................................................   65.87%    84.73%   124.49%   99.94%   78.07%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                           Equity Fund
                                                        -------------------------------------------------
                                                                      Year Ended August 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998
                                                        -------   --------   --------  --------  --------
Net Asset Value, Beginning of Period................... $ 10.78   $  17.48   $  18.16  $  15.06  $  17.33
                                                        -------   --------   --------  --------  --------
Investment Activities
  Net investment income................................    0.07       0.09       0.07      0.06      0.08
  Net realized/unrealized gains (losses) on investment
   transactions........................................   (2.39)     (3.13)      2.52      4.06      0.19
                                                        -------   --------   --------  --------  --------
    Total from Investment Activities...................   (2.32)     (3.04)      2.59      4.12      0.27
                                                        -------   --------   --------  --------  --------
Distributions
  Net investment income................................   (0.07)     (0.09)     (0.06)    (0.06)    (0.07)
  Net realized gains on investment transactions........   (1.90)     (3.57)     (3.21)    (0.96)    (2.47)
                                                        -------   --------   --------  --------  --------
    Total Distributions................................   (1.97)     (3.66)     (3.27)    (1.02)    (2.54)
                                                        -------   --------   --------  --------  --------
Net Asset Value, End of Period......................... $  6.49   $  10.78   $  17.48  $  18.16  $  15.06
                                                        =======   ========   ========  ========  ========
Total Return (excludes sales charge)...................  (24.99)%   (19.60)%    15.70%    27.92%     0.79%

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $56,753   $109,685   $151,163  $183,777  $166,965
  Ratio of expenses to average net assets..............    1.08%      1.06%      1.07%     1.08%     1.07%
  Ratio of net investment income to average net assets.    0.79%      0.76%      0.38%     0.33%     0.44%
  Ratio of expenses to average net assets*.............    1.27%      1.25%      1.26%     1.27%     1.26%
  Portfolio turnover...................................   97.98%    124.00%    114.90%   120.70%    72.10%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                         Growth Equity Fund
                                                        -------------------------------------------------
                                                                                                   Period
                                                                 Year Ended August 31,             Ended
                                                        ---------------------------------------  August 31,
                                                          2002      2001       2000      1999     1998(a)
                                                        -------   -------   --------   --------  ----------
Net Asset Value, Beginning of Period................... $  9.95   $ 16.57   $  15.46   $  11.25   $ 10.00
                                                        -------   -------   --------   --------   -------
Investment Activities
  Net investment income (loss).........................      --     (0.04)     (0.04)        --      0.02
  Net realized/unrealized gains (losses) on investment
   transactions........................................   (1.48)    (6.17)      3.10       4.67      1.25
                                                        -------   -------   --------   --------   -------
    Total from Investment Activities...................   (1.48)    (6.21)      3.06       4.67      1.27
                                                        -------   -------   --------   --------   -------
Distributions
  Net investment income................................      --        --         --      (0.02)    (0.02)
  Net realized gains on investment transactions........      --     (0.41)     (1.95)     (0.44)       --
                                                        -------   -------   --------   --------   -------
    Total Distributions................................      --     (0.41)     (1.95)     (0.46)    (0.02)
                                                        -------   -------   --------   --------   -------
Net Asset Value, End of Period......................... $  8.47   $  9.95   $  16.57   $  15.46   $ 11.25
                                                        =======   =======   ========   ========   =======
Total Return (excludes sales charge)...................  (14.83)%  (38.04)%    20.45%     42.19%    12.69%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000).................... $76,585   $89,439   $175,449   $135,376   $78,677
  Ratio of expenses to average net assets..............    1.08%     1.07%      1.07%      1.09%     1.12%(c)
  Ratio of net investment income (loss) to average net
   assets..............................................    0.03%    (0.27)%    (0.23)%     0.01%     0.24%(c)
  Ratio of expenses to average net assets*.............    1.27%     1.26%      1.28%      1.28%     1.31%(c)
  Portfolio turnover...................................   42.81%    70.46%    124.30%    124.80%    36.08%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period November 3, 1997 (commencement of operations) through August 31, 1998.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                               Small Cap Equity Fund
                                                                     -------------------------------------
                                                                                                    Period
                                                                        Year Ended August 31,       Ended
                                                                     ---------------------------  August 31,
                                                                       2002      2001      2000    1999(a)
                                                                     -------   -------   -------  ----------
Net Asset Value, Beginning of Period................................ $ 12.11   $ 12.54   $ 10.47    $10.00
                                                                     -------   -------   -------    ------
Investment Activities
  Net investment income.............................................    0.01      0.02      0.03      0.02
  Net realized/unrealized gains (losses) on investment transactions.   (1.18)    (0.36)     2.21      0.46
                                                                     -------   -------   -------    ------
    Total from Investment Activities................................   (1.17)    (0.34)     2.24      0.48
                                                                     -------   -------   -------    ------
Distributions
  Net investment income.............................................   (0.01)    (0.03)    (0.04)    (0.01)
  Net realized gains on investment transactions.....................   (0.32)    (0.06)    (0.13)       --
                                                                     -------   -------   -------    ------
    Total Distributions.............................................   (0.33)    (0.09)    (0.17)    (0.01)
                                                                     -------   -------   -------    ------
Net Asset Value, End of Period...................................... $ 10.61   $ 12.11   $ 12.54    $10.47
                                                                     =======   =======   =======    ======
Total Return (excludes sales charge)................................   (9.87)%   (2.69)%   21.60%     4.77%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)................................. $10,314   $ 7,454   $ 8,042    $7,390
  Ratio of expenses to average net assets...........................    0.71%     0.66%     0.52%     0.70%(c)
  Ratio of net investment income to average net assets..............    0.13%     0.18%     0.28%     0.37%(c)
  Ratio of expenses to average net assets*..........................    1.45%     1.40%     1.47%     1.63%(c)
  Portfolio turnover................................................   68.42%   118.56%   164.17%    74.58%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period February 17, 1999 (commencement of operations) through August 31, 1999.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

              Trustees and Officers of American Performance Funds

Officers and Interested Trustees. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its officers.

                                                                                  Number of
                                                                                  Portfolios
                                         Term of Office;                           in Fund        Other
                       Position(s) Held  Term Served in   Principal Occupation(s)  Complex   Directorships/1/
Name, Address, and Age    with Trust         Office         During Past 5 Years    Overseen       Held
---------------------- ---------------- ----------------- ----------------------- ---------- ---------------
  Walter B. Grimm*      Trustee,        Indefinite 7/93-- From June 1992 to           11          None
  3435 Stelzer Road     Chairman and    present (Trustee) present, an employee of
  Columbus, OH 43219    President       10/93--present    BISYS Fund Services,
  Age: 57                               (Chairman and     Inc.
                                        President)

  Jeffrey C. Cusick     Vice President  Indefinite        From July 1995 to           11          None
  3435 Stelzer Road     and Secretary   10/97--present    present, an employee of
  Columbus, OH 43219                    (Vice President)  BISYS Fund Services
  Age: 43                               1/98--present     Inc.
                                        (Secretary)

  Trent Statczar        Treasurer       Indefinite        From June 1993 to           11          None
  3435 Stelzer Road                     4/02--present     present, an employee of
  Columbus, OH 43219                                      BISYS Fund Services
  Age: 31

  Alaina V. Metz        Assistant       Indefinite        From June 1995 to           11          None
  3435 Stelzer Road     Secretary       7/95--present     present, an employee of
  Columbus, OH 43219                                      BISYS Fund Services,
  Age: 35                                                 Inc.

  William J. Tomko      Assistant       Indefinite        From 1986 to present,       11          None
  3435 Stelzer Road     Treasurer       4/02--present     an employee of BISYS
  Columbus, OH 43219                                      Fund Services, Inc.
  Age: 44

  Karen L. Blair        Assistant       Indefinite        From June 1997 to           11          None
  3435 Stelzer Road     Secretary and   4/01--present     present, an employee of
  Columbus, OH 43219    Treasurer                         BISYS Fund Services,
  Age: 36                                                 Inc.

--------
* Mr. Grimm may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with BISYS Fund Services, Inc., the Funds' Administrator and Underwriter.
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

AMERICAN PERFORMANCE FUNDS

Independent Trustees. The following table sets forth certain information about the Trust's Independent Trustees.

                                                                                     Number
                                                                                       of
                                                                                   Portfolios      Other
                                           Term of Office;                          in Fund   Directorships/1/
                          Position(s) Held Term Served in  Principal Occupation(s)  Complex       Held by
 Name, Address, and Age      with Trust        Office        During Past 5 Years    Overseen      Trustee
------------------------- ---------------- --------------- ----------------------- ---------- ---------------
Michael J. Hall               Trustee       Indefinite      From September 1998        11          None
10701 East Ute Street                       8/90--present   to present, Vice
Tulsa, OK 74116-1517                                        President Finance and
Age: 57                                                     Chief Financial
                                                            Officer and Director,
                                                            Matrix Service
                                                            Company; from
                                                            December 1995 to
                                                            November 1997, Vice
                                                            President and Chief
                                                            Financial Officer,
                                                            Worldwide Sports &
                                                            Recreation, Inc.

I. Edgar Hendrix              Trustee       Indefinite      From July 2000 to          11          None
8 East 3rd Street                           7/90--present   present, Executive
Tulsa, OK 74103                                             V. P. and Chief
Age: 57                                                     Financial Officer,
                                                            Spectrum Field
                                                            Services, Inc.; from
                                                            July 1976 to 1999,
                                                            Vice-President and
                                                            Treasurer, Parker
                                                            Drilling Company.

Perry A. Wimpey               Trustee       Indefinite      From January 1992 to       11          None
4843 South 69th East Ave.                   7/90--present   present, Local
Tulsa, OK 74145                                             Financial and
Age: 70                                                     Regulatory
                                                            Consultant.

--------
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 762-7085.

AMERICAN PERFORMANCE FUNDS

             Investment Adviser

             Investment Concepts, Inc.
             Bank Oklahoma Tower
             Tulsa, Oklahoma 74103

             Administrator & Distributor

             BISYS Fund Services
             3435 Stelzer Road
             Columbus, Ohio 43219

             Legal Counsel

             Ropes & Gray
             One Franklin Square
             1301 K Street N.W.
             Washington, DC 20005

             Auditors

             KPMG LLP
             191 West Nationwide Blvd.
             Suite 500
             Columbus, Ohio 43215


             Ann-10/02